Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3100 Cumberland Boulevard, Atlanta, Georgia 30339

March 31, 2017

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 11:00 a.m. (Eastern Daylight Time) on May 17, 2017. The meeting will be held at HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, management will be available to respond to any questions you may have regarding the Company's performance and operations, or to other questions you may have.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted on at the meeting.

          Registration and seating will begin at 10:00 a.m. (Eastern Daylight Time). Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail) and valid government-issued picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 20, 2017 record date. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman, President and Chief Executive Officer

3100 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 17, 2017, at 11:00 a.m. Eastern Daylight Time.
Place:	HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 (follow signs in lobby to Annual Meeting room).
Record Date:	March 20, 2017.
Who May Vote:	Stockholders as of the close of business on March 20, 2017 are entitled to one vote per share at the 2017 annual meeting of stockholders ("Annual Meeting").
Items of Business:	1.	To elect as directors the three persons nominated by the board of directors and named in this proxy statement to serve for terms expiring at our 2020 annual meeting of stockholders;
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2018;
	3.	To conduct an advisory vote to approve named executive officer compensation;
	4.	To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan;
	5.	To approve the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers; and
	6.	To transact any other business as may properly come before the Annual Meeting.

A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended January 29, 2017 are available free of charge at http://www.astproxyportal.com/ast/18392/. Directions for attending the Annual Meeting are also available at this website.
Annual Meeting Materials:
To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).
Date of Mailing:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about March 31, 2017.

          Your vote is important. Please vote as soon as possible via the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt General Counsel and Corporate Secretary

Atlanta, Georgia
March 31, 2017

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING

           HD SUPPLY HOLDINGS, INC.

3100 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2017 Annual Meeting Information:

Date:	Wednesday, May 17, 2017
Time:	11:00 a.m. Eastern Daylight Time
Location:	HD Supply's headquarters, located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 (follow signs in lobby to Annual Meeting room)
Record Date:	March 20, 2017
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Elect three directors nominated by the board of directors	FOR ALL	5-6, 11-12, 69

2.	Ratify the appointment of our independent registered public accounting firm	FOR	6, 12-13, 70

3.	Advisory vote to approve named executive officer compensation	FOR	7, 13, 71

4.	Approve Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan	FOR	7-8, 13, 72-83

5.	Approve HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers	FOR	8, 13-14, 84-88

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 1

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

2016 Company Performance Results

          Despite a challenging year, HD Supply Holdings, Inc. (the "Company") achieved the following strong performance results in fiscal 2016:

    •
    Net sales increased $316 million, or 4.4%, as compared to fiscal 2015
    •
    Net income decreased $1,276 million to $196 million for fiscal 2016, as compared to $1,472 million for fiscal 2015
    •
    Gross profit increased $143 million, or 6%, as compared to fiscal 2015
    •
    Gross profit as a percent of net sales was up approximately 50 basis points, as compared to fiscal 2015
    •
    Net income per diluted share decreased $6.34 to $0.97, as compared to $7.31 for 2015
    •
    Operating income increased 7.3%, as compared to fiscal 2015
    •
    Adjusted net income per diluted shares was $2.63 for fiscal 2016, as compared to $1.74 for fiscal 2015
    •
    Adjusted EBITDA increased $45 million, or 5.1%, as compared to fiscal 2015
    •
    Adjusted net income increased 51.6%, as compared to fiscal 2015
    •
    Working capital as a percentage of sales, excluding the impact of discontinued operations, and excluding cash and cash equivalents, increased $99 million from January 31, 2016 to January 29, 2017
    •
    Total stockholder return for fiscal 2016 was 62.5%
    •
    A portion of the total stockholder return was attributable to $33 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year. We refinanced our $1,000 million aggregate principal 11.5% October 2012 Senior Unsecured Notes due 2020 with $1,000 million aggregate principal 5.75% April 2016 Senior Unsecured Notes due 2024. In October 2016, we refinanced our $1,275 million aggregate principal 7.5% February 2013 Senior Unsecured Notes with proceeds from issuance of $550 million aggregate principal term loans, available cash and borrowings under the Senior ABL Facility. Debt refinancing activities in fiscal 2016 will reduce cash interest payments by approximately $122.5 million annually.

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income (loss), adjusted net income per diluted share and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income and adjusted net income per diluted share referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics – Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 14, 2017.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 2

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

          In terms of relative performance, the Company's total stockholder return on a 1-year and 3-year basis has been superior to the Company's industry peers (executive compensation peer group companies):

1 year Total Shareholder Return (as of 12/31/2016)	3 year Total Shareholder Return (as of 12/31/2016)

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 3

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

Corporate Governance Highlights

Board Independence	• Nine of our ten directors are independent; all director nominees are independent.
Independent Lead Director

•

Our independent directors regularly meet in private executive sessions without management.

•

We have an independent lead director, who serves as the presiding director at the executive sessions of the independent directors.

•

All committees of our board are comprised exclusively of independent directors.

Board Oversight

•

Our board regularly devotes substantial time to the Company's strategic priorities, focusing on assessing the Company's progress to date, as well as on strategic initiatives and risks over the short and long term. The board believes that although short-term performance is important, it should be assessed in the context of the Company's long-term goals.

Risk Oversight

•

The board has overall responsibility for the oversight of the Company's risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.

•

Each board committee is responsible for oversight of risk management practices for categories of risks relevant to its functions.

Annual Board Assessments	• Our board, and each board committee, conducts an annual assessment of their effectiveness as a group.
Board Refreshment

•

The board continues to recruit new directors to bring fresh perspectives and new ideas into our boardroom. This year, pursuant to our age 75 mandatory retirement policy, John W. Alden will retire from board service at the end of his current term expiring at the Annual Meeting and will not stand for reelection to the board. The board recruited Peter A. Dorsman and Lauren Taylor Wolfe to the board in March 2017. Mr. Dorsman brings extensive experience in leading large supply chain and customer service organizations. Ms. Taylor Wolfe has diverse experience across various industry verticals and expertise in capital allocation and long-term value investing, and brings age and gender diversity to our board. Additional qualifications, experience, and other information about our directors is provided on pages 21-24.

Stockholder Outreach

•

Company management has in the past engaged in wide-ranging dialogue with our major institutional investors. Both the Company and the board benefit greatly from the insights, experiences and ideas exchanged during these engagements. We are committed to continuing this dialogue with our stockholders in the future.

Stock Ownership Guidelines and Holding Period Requirements

•

Our independent directors must own at least $255,000 of our common stock within five years of joining the board. We expect that all directors, other than Mr. Dorsman and Ms. Taylor Wolfe who joined the board in March 2017, will satisfy the ownership guidelines as of the Annual Meeting.

•

Our CEO must own at least five times, our CFO and each of our executive officers who is in charge of a principal business unit must own three times, and each other executive officer must own one times, his or her annual base salary in our common stock within the later of five years from the 2013 effective date of the policy or the date he or she becomes an executive officer. All of our named executive officers currently satisfy the stock ownership guidelines.

•

Our directors and executives must hold 50% of their vested awards until the ownership guidelines are satisfied and, once satisfied, must hold sufficient shares to satisfy the guidelines at all times.

Compensation Clawback	• In the event of a significant restatement of financial results, the board may recoup cash incentive bonuses and equity awards granted to our executive officers.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 4

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

Proposal 1 – Director Election

General

          The Company currently has ten directors divided into three classes: four directors in Class I and three directors in each of Class II and Class III. The term of office of the Class I directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee reviewed the qualifications, performance and circumstances of each incumbent Class I director. After completing its review, the Committee proposed all incumbent Class I directors for re-election except for John W. Alden. Having reached the mandatory retirement age of 75 provided by our Corporate Governance Guidelines, Mr. Alden will not stand for reelection to the board and will retire upon the expiration of his current term at the Annual Meeting. The board approved the Committee's recommendation regarding the Class I incumbent directors. The education and professional history of the three Class I nominees are provided below.

Class I Election

          The three nominees for election as Class I directors are listed below. If elected, the nominees for election as Class I directors will serve for a term of three years and until their successors are elected and qualify. If you sign and return the accompanying proxy card, your shares will be voted for the election of the three Class I nominees recommended by the board of directors unless you choose to withhold from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board of directors as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

Class I Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the three nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class I directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" below for details regarding the board's majority voting policy). Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class I nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Kathleen J. Affeldt	68	2014	Retired, Former VP-HR, Lexmark	Compensation Chair	1	Yes
Peter A. Dorsman	61	2017	Retired, Former EVP, NCR Corporation	Compensation	1	Yes
Peter A. Leav	46	2014	President and CEO, BMC Software	N&CG	0	Yes

          Additional qualifications, experience, and other information about the three director nominees, as well as our current board of directors who will continue to serve after the Annual Meeting, is provided on pages 21-24. There are no agreements or arrangements between third parties and any of our

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 5

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Majority Voting Policy – Director Nominees

          The full text of the board's majority voting policy for director nominees is set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

          Each of the three nominees for election as Class I directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (a "Majority Withheld Vote"). Neither abstentions nor broker non-votes are deemed to be votes for or withheld from a director's election. The Nominating and Corporate Governance Committee will consider any tendered resignation and recommend to the board whether to accept or reject it. The board will act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, at its next regularly scheduled board meeting following the certification of the election results. The Nominating and Corporate Governance Committee, when making its recommendation, and the board, when making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by stockholders as to why they withheld their votes, the qualifications of the tendering director, his or her contributions to the board and the Company, and the results of the most recent evaluation of the tendering director's performance by the Nominating and Corporate Governance Committee and other board members.

          The board will promptly and publicly disclose (1) its decision whether to accept or reject the director's tendered resignation, and (2) if rejected by the board, the board's reasons for rejecting the tendered resignation. Any director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee recommendation or board action regarding whether to accept or reject the tendered resignation. If a director's tendered resignation is rejected by the board, the director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation or removal. If a director's tendered resignation is accepted by the board, then the board, in its sole discretion, may fill any resulting vacancy or may decrease the number of directors comprising the board, in each case pursuant to the provisions of, and to the extent permitted by, the Company's Third Amended and Restated By-Laws (the "Bylaws").

          The board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of a Majority Withheld Vote for that director and (ii) acceptance of the tendered resignation by the board. Each of the Class I director nominees have signed such an irrevocable resignation.

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify its appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2017 fiscal year ending January 28, 2018.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 6

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008. Set forth below is summary information with respect to the fees billed to us by PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended January 29, 2017 and January 31, 2016. For more information, see pages 66-67 and page 70.

Fees Billed	FYE2017 (Fiscal 2016)	FYE2016 (Fiscal 2015)

Audit Fees	$3.2 million	$3.1 million
Audit-Related Fees	$0.0 million	$2.6 million
Tax Fees	$0.5 million	$1.0 million
All Other Fees	$0.0 million	$0.2 million

TOTAL	$3.7 million	$6.9 million

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

          The advisory vote gives our stockholders the opportunity to express their views on our named executive officers' compensation, as disclosed in this proxy statement pursuant to Section 14A of the Securities and Exchange Act of 1934 (the "Exchange Act"). While the advisory vote is not binding on the Company, the board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

          As described in detail in our Compensation Discussion and Analysis set forth below, a core objective of our executive compensation is to enable us to attract, to motivate and to retain talent. We believe that our executive compensation is aligned with pay-for-performance principals and aligns the named executive officer's long-term interests with those of our stockholders. For more information, please read our Compensation Discussion and Analysis beginning on page 41 for details about our executive compensation programs, including information about fiscal 2016 compensation of our named executive officers.

          The following table shows the compensation for the following individuals for fiscal 2016. For an explanation of the amounts in the table below, see the "Summary Compensation Table" on page 56 of this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Joseph J. DeAngelo, Chief Executive Officer	2016	1,000,000	—	1,062,479	3,187,499	—	55,263	5,305,241
Evan J. Levitt, Chief Financial Officer	2016	461,778	—	356,223	1,068,745	236,607	57,553	2,180,906
Stephen O. LeClair, President, Waterworks	2016	442,280	—	168,730	506,246	232,747	56,455	1,406,458
Margaret M. Newman, Chief People Officer	2016	423,638	—	180,607	541,874	214,192	2,140,295	3,500,606
John A. Stegeman, President, C&I – White Cap	2016	788,677	—	297,061	891,251	1,133,660	141,224	3,251,873

Proposal 4 – Approval of Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan

          In March 2017, the board approved the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan, subject to stockholder approval at the Annual Meeting. We are asking our stockholders to approve the plan, including the material terms of the performance goals under which performance-based grants are made, to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code ("Section 162(m)") so that we may grant awards under the plan

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 7

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

that satisfy the requirements for "qualified performance-based compensation" and that qualify for tax deductibility under Section 162(m).

          Equity compensation helps us attract and retain the best executive talent who are motivated by pay for performance and enables us to remain competitive for talent. Approval of the plan is critical to our ability to continue our compensation programs, which we believe are aligned with stockholder interests. Our three-year average burn or grant rate is 1.61%, compared to a 2.99% three-year average burn or grant rate for the Russell 3000 (capital goods) benchmark. The overhang from our equity awards is 2.8%, compared to an overhang for our peer group of 2.5% at the 25th percentile; 3.5% at the 50th percentile and 6.2% at the 75th percentile. The plan authorizes an additional 8,335,779 million shares, plus the 6,664,221 million remaining authorized shares under the plan as of the record date, for a total of 15 million shares. The following chart provides the details of the share request:

Stock Options Outstanding as of March 20, 2017 Record Date	4,884,210
Weighted Average Exercise Price of Stock Options Outstanding as of March 20, 2017	$23.506
Weighted Average Remaining Term of Stock Options Outstanding as of March 20, 2017	6.17 years
Outstanding Full Value Awards as of March 20, 2017	1,391,290
Total Equity Awards Outstanding as of March 20, 2017	6,275,500
Shares Available for Grant as of March 20, 2017	6,664,221
Additional Shares Requested	8,335,779
Total Overhang under the Amended Plan	12,939,721
Shares of Common Stock Outstanding as of March 20, 2017	201,728,780
Fully Diluted Shares of Common Stock as of March 20, 2017	223,004,280
Potential Dilution of 8,335,779 Shares as a Percentage of Fully Diluted Shares of Common Stock	3.74%

          The requested shares should provide us with the ability to grant equity awards for approximately five years, at which time the plan must be resubmitted for stockholder approval under the requirements of Section 162(m). We have included provisions in the plan that we believe protect our stockholders' interests and promote effective corporate governance. For more information, see "Proposal 4 – Approval of Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan" on pages 72-83 of this proxy statement.

Proposal 5 – Approval of HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers

          In March 2017, the board approved the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers, our annual cash bonus plan, subject to stockholder approval at the Annual Meeting. We are asking our stockholders to approve the plan, and the material terms of the performance goals under which bonus compensation is to be paid under the plan, to satisfy the stockholder approval requirement under Section 162(m). Stockholder approval will allow the plan to satisfy the requirements for "qualified performance-based compensation" that qualifies for tax deductibility under Section 162(m).

          Short-term cash bonus compensation helps us attract and retain the best executive talent who are motivated by pay for performance and enables us to remain competitive for talent. Approval of the plan is critical to our ability to continue our compensation programs that we believe are aligned with stockholder interests. For more information, see "Proposal 5 – Approval of HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers" on pages 84-88 of this proxy statement.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 8

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

2018 Annual Meeting

          Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2018 must be received by us by December 1, 2017. For more information, see page 89.

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include the notice and proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended January 29, 2017, the proxy card for the Annual Meeting, and directions on attending the Annual Meeting. The Company has made these proxy materials available to you by Internet or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of Company common stock at the close of business on the March 20, 2017 record date.

          When you vote via the Internet, or by signing and returning the proxy card, you appoint Dan S. McDevitt and James F. Brumsey as your representatives at the Annual Meeting, with full power of substitution. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment, and as permitted by applicable law. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance via Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote via Internet, you do not need to return your proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          In accordance with rules adopted by the U.S. Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company of physically printing and mailing materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 20, 2017 are entitled to vote. March 20, 2017 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 9

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

the Annual Meeting on May 17, 2017 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time.

Each share of common stock is entitled to how many votes?

          Holders of common stock are entitled to one vote per share. On the record date, there were 201,728,780 shares of our common stock outstanding and entitled to vote.

How do I vote?

          If you are a registered stockholder, which means you hold your shares (including any restricted shares) in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, LLC, you have the following options for voting before the Annual Meeting:

  (1)
  Vote by Internet. Visit www.voteproxy.com and follow the steps outlined on the secure website. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Daylight Time on May 16, 2017.

  (2)
  Vote by Mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the envelope provided.

          If you are a beneficial holder, meaning you hold your shares in "street name" through an account with a bank or broker, your ability to vote via the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

          Stockholders may also attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, for details on how to request a proxy.

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/governance.cfm.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Registered stockholders may do this by:

    •
    signing and properly submitting a subsequent proxy with a later date that is received before the polls close at the Annual Meeting;

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 10

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)
    •
    voting by the Internet on or before 5:00 p.m. Eastern Daylight Time on May 16, 2017;

    •
    giving written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 before the Annual Meeting; or

    •
    voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction form, or other information forwarded by your bank or broker, to see how you can revoke your proxy and change your vote.

          Attendance at the Annual Meeting will not, by itself, revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

          You are being asked to vote on five items:

  1.
  to elect three directors nominated by the board and named in this proxy statement to serve until our 2020 annual meeting of stockholders and until their successors are elected and qualify;

  2.
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2017 fiscal year ending January 28, 2018;

  3.
  to conduct an advisory vote to approve named executive officer compensation;

  4.
  to approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan;

  5.
  to approve the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers; and

  6.
  to transact any other business as may properly come before the Annual Meeting.

          No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

          The board recommends that you vote:

    •
    FOR the three director nominees;

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 11

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)
    •
    FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm;
    •
    FOR advisory approval of named executive officer compensation;
    •
    FOR approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; and
    •
    FOR approval of the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

    •
    vote FOR the three nominees for director;
    •
    vote FOR one or more of the nominees for director and WITHHOLD from voting on one or more of the other nominees for director; or
    •
    WITHHOLD from voting on all the nominees for director.

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class I directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 6 for details regarding the board's majority voting policy).

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

    •
    reduce the number of directors that serve on the board; or
    •
    designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the ratification of the accounting firm;
    •
    vote AGAINST the ratification of the accounting firm; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority in voting power of the shares entitled to vote at the Annual Meeting by the shares present in person, electronically, or by

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 12

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote on the proposal to approve, on an advisory basis, the executive compensation of the named executive officers as disclosed in this proxy statement, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the approval, on an advisory basis, of named executive officer compensation;
    •
    vote AGAINST the approval, on an advisory basis, of named executive officer compensation; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote on the proposal to approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan;
    •
    vote AGAINST the approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote on the proposal to approve the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the approval of the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers;
    •
    vote AGAINST the approval of the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy and

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 13

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

          If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

    •
    FOR the three director nominees;
    •
    FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm;
    •
    FOR advisory approval of named executive officer compensation;
    •
    FOR approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; and
    •
    FOR approval of the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers.

Will my shares be voted if I do not vote via the Internet, telephone, by signing and returning my proxy card, or by attending the Annual Meeting and voting in person?

          If you do not vote via the Internet, by telephone (certain beneficial stockholders), by signing and returning your proxy card, or by attending the Annual Meeting and voting in person, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

          Under certain circumstances and in accordance with NASDAQ rules that govern banks and brokers, if your shares are held in street name through a bank or broker, your bank or broker may vote your shares if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accounting firm described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining four proposals, namely the election of director nominees, the advisory approval of named executive officer compensation, approval of the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan, and approval of the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers, are not considered routine matters under NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes at the Annual Meeting will be counted for purposes of establishing a quorum, but will have no effect on the outcome of the non-routine matters at the Annual Meeting.

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 14

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the three nominees for election as Class I directors has agreed to tender his or her resignation as a director to the board promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 6 for details regarding the board's majority voting policy). For each of the other proposals to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy at the Annual Meeting and entitled to vote. The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the effect abstentions or uninstructed shares (proxy card returned, but voting instructions not provided) have on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Broker Non- Votes	Uninstructed Shares

1	Election of Directors	FOR	The three nominees who receive the most FOR votes properly cast in person, electronically, or by proxy and entitled to vote will be elected. See Majority Voting Policy – Director Nominees on page 6 for details regarding director resignation where "withhold" vote is greater than "for" vote.	Not applicable	No effect	For all board nominees
2	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	Not applicable	Count as votes for ratification
3	Advisory vote to approve named executive officer compensation	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	No effect	Count as votes for approval
4	Approval of Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	No effect	Count as votes for approval
5	Approval of HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	No effect	Count as votes for approval

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 15

GENERAL INFORMATION ABOUT THE 2017 ANNUAL MEETING (continued)

What do I need to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 20, 2017 (such as a brokerage statement or letter from your broker), and government-issued photo identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership, or a valid photo identification, you will not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal 2016 year ended January 29, 2017 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 16

OUR EXECUTIVE OFFICERS

Executive Officers

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 31, 2017.

Name	Age	Position

Joseph J. DeAngelo	55	Chairman, President and Chief Executive Officer
Evan J. Levitt	47	Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Stephen O. LeClair	48	President, HD Supply Waterworks
Dan S. McDevitt	49	General Counsel and Corporate Secretary
Margaret M. Newman	48	Senior Vice President, Chief People Officer (through end of fiscal 2016)
John A. Stegeman	56	Executive President, HD Supply; President, HD Supply Construction & Industrial - White Cap

          Joseph J. DeAngelo has served as Chairman, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as Executive Vice President — HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as Senior Vice President — Home Depot Supply, Pro Business and Tool Rental, and from April 2004 through January 2005, he served as Senior Vice President — Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with General Electric ("GE"). His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of directors of Owens-Illinois, Inc., the board of trustees of the Shepherd Center Foundation, the Advisory Board of Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

          Evan J. Levitt has served as Senior Vice President, Chief Financial Officer since December 2013 and as Chief Administrative Officer since January 2017. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the Assistant Controller and Director of Financial Reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Stephen O. LeClair has served as President, HD Supply Waterworks since August 2011, and served as Chief Operating Officer, HD Supply Waterworks from March 2008 through August 2011. He served as President of HD Supply Lumber and Building Materials from April 2007 until its divestiture in March 2008. Mr. LeClair joined the HD Supply team in October 2005 as Senior Director of Operations and served in that role through April 2007. Before joining HD Supply, he served as Senior Vice President at GE Equipment Services. He also held various roles at GE Appliances and Power Generation in distribution, manufacturing and sales. Mr. LeClair is a graduate of GE Power Generation's Manufacturing Management Program. He is a member of the Saint Louis University's International Business School Advisory Board. He holds a bachelor's degree in Mechanical Engineering from Union College and an M.B.A. degree from the University of Louisville.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 17

OUR EXECUTIVE OFFICERS (continued)

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

          Margaret M. Newman joined HD Supply in April 2007 as Director, Human Resources, was promoted to Vice President, Human Resources in October 2007, and served as Senior Vice President, Chief People Officer from June 2008 through January 29, 2017. Prior to HD Supply, Ms. Newman held senior human resources leadership roles at Conseco Insurance Group from August 2005 to April 2007, and at Sears Roebuck and Company from September 1997 to August 2005. She has more than 20 years of business experience in the manufacturing industry, building her expertise in organizational effectiveness; acquisition and integration; benefits design; talent acquisition and management; leadership development and employee engagement. Ms. Newman holds a bachelor's degree in psychology from Coe College and a master's degree in sociology from the University of Wisconsin.

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction & Industrial – White Cap. Prior to joining HD Supply, Mr. Stegeman was President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business, and Columbia University.

Significant Employees

          The following senior leadership team employees are not executive officers, but are expected to make significant contributions to our business. The respective age of each individual in the table below is as of March 31, 2017.

Name	Age	Position

William P. Stengel	39	Senior Vice President, Chief Operating Officer, HD Supply Facilities Maintenance
Anna Stevens	44	Vice President, Human Resources and Chief People Officer

          William P. Stengel, age 39, has served as Chief Operating Officer for HD Supply Facilities Maintenance since August 2016. Prior to his current role, he served as Senior Vice President, Chief Commercial Officer of HD Supply from January 2016 to August 2016 and as Senior Vice President, Strategic Business Development and Investor Relations from July 2013 through January 2016. Mr. Stengel held the role of Vice President, Strategic Business Development from June 2010 to July 2013. In his current role, Mr. Stengel has responsibility for end-to-end supply chain, merchandising, global

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 18

OUR EXECUTIVE OFFICERS (continued)

sourcing, marketing, e-business, corporate development and strategic initiative execution at HD Supply Facilities Maintenance. He joined HD Supply in July 2005 and has since taken on increasing leadership roles at the Company across corporate development, strategic planning and initiatives, supply chain operations, real estate, investor and public relations, communications, marketing, e-commerce and digital execution. Mr. Stengel and his teams have responsibility to drive strategic growth and operational excellence. He has 20 years of experience in finance and growth strategy. In addition, he has led numerous acquisition and divestiture transactions and contributed in a leadership role in the initial public offering of HD Supply in June 2013. Prior to joining HD Supply, Mr. Stengel worked for Stonebridge Associates, an investment banking firm focused on merger and acquisition, divestiture, private placement, and strategic financial advisory services to middle-market companies across a range of consumer, technology, and industrial sectors. He also worked in corporate and investment banking with Bank of America Merrill Lynch. Mr. Stengel holds a bachelor's degree in economics from Trinity College and an M.B.A. degree with a concentration in strategy and finance from Vanderbilt University's Owen Graduate School of Management.

          Anna Stevens, age 44, is Vice President, Human Resources and Chief People Officer for HD Supply. In this role, she oversees all of our human resources professionals across the organization and in multiple functional areas including benefits, recruiting, compensation, organizational development and learning, talent management, strategy, project management, mergers and acquisitions, human resources systems and technologies, payroll and community affairs. With nearly 20 years of experience in human resources management, Ms. Stevens has extensive expertise in communications and change management, human resources strategic planning, staffing, development and succession planning, coaching and performance management. She joined HD Supply in 2008, working in the areas of organizational development, learning and communications before being promoted to Vice President, HR Strategy, Marketing and Communications in 2012 and Vice President, HR Planning and Operations in 2014. Prior to joining HD Supply, Ms. Stevens served in various roles of increasing responsibility for AT&T, Inc. Preceding AT&T, Ms. Stevens held human resources management roles at Progressive, Inc., Bell South and Aerotek Inc. Ms. Stevens holds a bachelor's degree in international relations from Lynchburg College and a master's degree in organizational leadership from Gonzaga University.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 19

OUR BOARD OF DIRECTORS

          The Company's Certificate of Incorporation provides that the board shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board. The board has fixed the current number of directors at ten, and the Company currently has ten directors. Mr. Alden's term will end on the date of the Annual Meeting, and, having reached the mandatory retirement age of 75 provided by our Corporate Governance Guidelines, he will retire from board service and will not stand for reelection at the Annual Meeting. The board has fixed the number of directors at nine effective with Mr. Alden's retirement on May 17, 2017.

          The Company's Certificate of Incorporation divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I currently has four directors, and Class II and Class III each have three directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2017, 2018, and 2019, respectively. There will be three Class I directors upon Mr. Alden's retirement on May 17, 2017.

Director	Class

Kathleen J. Affeldt	Class I	– Expiring 2017 Annual Meeting
John W. Alden	Class I	– Expiring 2017 Annual Meeting
Peter A. Dorsman	Class I	– Expiring 2017 Annual Meeting
Peter A. Leav	Class I	– Expiring 2017 Annual Meeting
Betsy S. Atkins	Class II	– Expiring 2018 Annual Meeting
James A. Rubright	Class II	– Expiring 2018 Annual Meeting
Lauren Taylor Wolfe	Class II	– Expiring 2018 Annual Meeting
Joseph J. DeAngelo	Class III	– Expiring 2019 Annual Meeting
Patrick R. McNamee	Class III	– Expiring 2019 Annual Meeting
Charles W. Peffer	Class III	– Expiring 2019 Annual Meeting

          At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the three nominees for director whose term expires at the Annual Meeting. Kathleen J. Affeldt, Peter A. Dorsman and Peter A. Leav, our Class I directors, have been nominated by the board for reelection at the Annual Meeting. See "Proposal 1 — Election of Directors" on page 69.

          Directors are elected by a plurality. Therefore, the three nominees who receive the most "FOR" votes will be elected. Notwithstanding such election, each of the three nominees for election as Class I directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on page 6 for details regarding the board's majority voting policy).

          Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the three nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

          Set forth below is biographical information as well as background information relating to each nominee's and continuing director's business experience, qualifications, attributes, and skills and why

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 20

OUR BOARD OF DIRECTORS (continued)

the board and Nominating and Corporate Governance Committee believe each individual is a valuable member of our board. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Nominees:

Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 68	Class I — term expiring at 2017 annual meeting Committees: Compensation (Chair)	Director since 2014

Background: Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM and joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and as chair of the board of BTE Technologies, Inc. since May 2004. Ms. Affeldt majored in business administration at the State University of New York and Hunter College. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's leadership and expertise in the human resources field and executive compensation, coupled with her operations history, strong business acumen, and public company experience, provides valuable insight to the board.

Peter A. Dorsman, Retired, Former EVP, Global Services, NCR Corporation	Age 61	Class I — nominee for election at 2017 annual meeting Committees: Compensation	Director since 2017

Background: Mr. Dorsman retired from NCR Corporation, a global technology company, in April 2014. As executive vice president, global services since July 2012, Mr. Dorsman led NCR Services, a leading global provider of outsourced and managed service offerings. He was also responsible for customer experience, continuous improvement, and quality throughout NCR, serving as chief quality officer during this period. He served as NCR's executive vice president, industry solutions group and global operations from November 2011 to July 2012, and, before then, senior vice president, global operations. Prior to rejoining NCR, Dorsman was executive vice president and chief operating officer of Standard Register, a provider of information solutions, where he was responsible for the day-to-day operations of the company. Before his role at Standard Register, Mr. Dorsman previously served for nearly 20 years at NCR in various global marketing and sales leadership roles including vice president of worldwide industry marketing. Mr. Dorsman currently serves on the board of directors for Applied Industrial Technologies, a global industrial distributor. During his tenure as a director since July 2002, he has been lead independent director, served on the audit committee, chairman of the corporate governance committee and currently is chairman of the executive organization and compensation committee. Mr. Dorsman is also currently a member of the board of directors for IDEAL Industries, a diversified manufacturer, and nfrastructure (a Zones subsidiary), a global information technology solutions provider. He earned a bachelor of science degree from Syracuse University in 1977.

Director Qualifications: Mr. Dorsman is an experienced board member and brings extensive experience in leading large supply chain and customer service organizations. He has broad distribution expertise as both a senior executive and as a board member.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 21

OUR BOARD OF DIRECTORS (continued)

Peter A. Leav, President & CEO, BMC Software	Age 46	Class I — term expiring at 2017 annual meeting Committees: N&CG	Director since 2014

Background: Mr. Leav joined BMC Software as its president and chief executive officer in December 2016. Prior to joining BMC, Mr. Leav served as president and chief executive officer of Polycom, Inc., from December 2013 through September 2016. Prior to joining Polycom, Mr. Leav served as executive vice president and president, industry and field operations of NCR Corporation, a global technology company, from June 2012 to November 2013, as executive vice president, global sales, professional services and consumables of NCR from November 2011 to June 2012, and as senior vice president, worldwide sales of NCR from January 2009 to October 2011. Prior to joining NCR, he served as corporate vice president and general manager of Motorola, Inc., a provider of mobility products and solutions across broadband and wireless networks, from November 2008 to January 2009, as vice president and general manager from December 2007 to November 2008, and as vice president of sales from December 2006 to December 2007. From November 2004 to December 2006, Mr. Leav was director of sales for Symbol Technologies, Inc., an information technology company. Prior to this position, Mr. Leav was regional sales manager at Cisco Systems, Inc., a manufacturer of communications and information technology networking products, from July 2000 to November 2004. Mr. Leav served as a member of Polycom's board of directors from December 2013 through September 2016. He holds a bachelor's degree from Lehigh University.

Director Qualifications: Mr. Leav brings significant experience leading a global organization, as well as a strong background in operations, general management, sales, communications, and technology services that provides valuable insight to the board.
Continuing Directors:

Betsy S. Atkins, Chief Executive Officer, Baja Corporation	Age 63	Class II — term expiring at 2018 annual meeting Independent Lead Director Committees: N&CG (Chair); Compensation	Director since 2013

Background: Ms. Atkins has served as chief executive officer of Baja Corporation since 1991. She served as chairperson of APX Labs, LLC (now Upskill), a Google Glass/Smart Glass enterprise software company from 2013 to 2016. She served as president and chief executive officer of Baja Ventures, an independent venture capital firm focused on the technology, renewable energy, and life sciences industry, from 1991 through 2008. From 2008 through 2009, Ms. Atkins served as chief executive officer and chairperson of Clear Standards, Inc., which developed SaaS enterprise level software monitoring carbon emissions, prior to its sale to SAP AG. She previously served as chairperson and chief executive officer of NCI, Inc., a food manufacturer creating Nutraceutical and Functional Food products, from 1991 through 1993. Ms. Atkins co-founded Ascend Communications, a manufacturer of communications equipment, in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins currently serves on the board of directors of Schneider Electric, SA and SL Green Realty Corp. She also serves on the board of directors of a number of private companies, including Volvo Car Corporation and the SAP Advisory Board. She has extensive public board experience, including most recently, Polycom, Inc. (1999-2016), Darden Restaurants, Inc. (2014-2015), Ciber, Inc. (2014), Wix.com Ltd. (2013-2014), Reynolds American, Inc. (2004-2010); NASDAQ Stock Market, LLC (2008-2010); Chico's FAS, Inc. (2004-2013); and SunPower Corporation (2005-2012). She holds a bachelor's degree from the University of Massachusetts.

Director Qualifications: Ms. Atkins has significant entrepreneurial, senior management, and operational experience, with deep technology expertise in cyber, mobile, social, and big data analytics. She also brings to the board extensive knowledge in the areas of executive compensation and corporate governance.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 22

OUR BOARD OF DIRECTORS (continued)

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, HD Supply	Age 55	Class III — term expiring at 2019 annual meeting Board Chairman	Director since 2007

Background: Mr. DeAngelo has served as chairman of the board, president and chief executive officer since March 2015, president and chief executive officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as executive vice president and chief operating officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as executive vice president, HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as senior vice president, Home Depot Supply, Pro Business and Tool Rental and from April 2004 through January 2005, he served as senior vice president, Pro Business and Tool Rental. Mr. DeAngelo previously served as executive vice president of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of directors of Owens-Illinois, Inc., the board of trustees of the Shepherd Center Foundation, the Advisory Board of the Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

Director Qualifications: As our chief executive officer, Mr. DeAngelo possesses in-depth knowledge of the issues, opportunities, and challenges facing the Company. His extensive experience identifying strategic priorities, leading critical discussions, and executing the Company's strategy and business plans provides valuable insight and leadership to our board. He led the transformation of our Company through severe economic downturn by streamlining and simplifying our business model, divesting non-core businesses and products, and achieving significant debt reduction and cost control. He has demonstrated leadership qualities, management capability, knowledge of our business and industry, and a long-term strategic perspective. He has over 33 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot.

Patrick R. McNamee, Former Chief Executive Officer, Health Insurance Innovations, Inc.	Age 57	Class III — term expiring at 2019 annual meeting Committees: Audit; Compensation	Director since 2013

Background: Mr. McNamee has served as executive advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm, since March 2015. He served as chief executive officer and member of the board of directors of Health Insurance Innovations, Inc. (HIIQ) from November 2015 through December 2016 and as president from June 2015 through December 2016. Prior to joining Health Insurance Innovations, Mr. McNamee served as executive vice president and chief operating officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to executive vice president-chief operating officer in 2007. Prior to joining Express Scripts, Mr. McNamee was a key executive of Misys Healthcare Systems, a healthcare technology company, serving as president and chief executive officer, physician systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE surgery, GE medical systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE transportation systems, from March 1999 to March 2001; chief information officer, GE power plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE medical, from 1993 through 1997. He currently serves on the board of directors of Valitàs Health Services, Inc. He holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering from Marquette University.

Director Qualifications: Mr. McNamee brings public company CEO experience, as well as strategic and operational expertise to the board, with a unique combination of business savvy, service and product development, information technology innovation, and supply chain management across a variety of industries.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 23

OUR BOARD OF DIRECTORS (continued)

Charles W. Peffer, Retired Partner of KPMG LLP	Age 69	Class III — term expiring at 2019 annual meeting Committees: Audit (Chair)	Director since 2013

Background: Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as partner in charge of audit from 1986 to 1993, with overall responsibility for audits of financial statements from 1979 to 2002. He was managing partner of the Kansas City office from 1993 to 2000. He currently serves as the audit committee chairman on the board of directors of Garmin Ltd., Sensata Technologies Holding N.V., NPC International, and the Commerce Funds, a family of eight mutual funds. Mr. Peffer holds a bachelor's degree in business administration from the University of Kansas and a master's degree in business administration from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms dealing with generally accepted accounting principles, auditing standards, internal controls, preparation of financial statements, financial reporting rules and evaluating financial results, and financial reporting processes of large companies. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

James A. Rubright, Principal, Carroll Organization	Age 70	Class II — term expiring at 2018 annual meeting Committees: Audit; N&CG	Director since 2014

Background: Mr. Rubright has served as a principal and senior advisor to the Carroll Organization since May 2015, a privately-held owner and operator of multifamily real estate. He served as chief executive officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm of King & Spalding LLP. Mr. Rubright has served as a member of the board of directors of Southern Company Gas, an energy services holding company, since 2016, and Forestar Group, Inc., a real estate and natural resources company, since 2007. He previously served as a member of the board of directors of AGL Resources, Inc., from 2001 to 2016, Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He holds a bachelor of arts degree from Yale College and a juris doctor degree from the University of Virginia Law School.

Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provides valuable insight to our board.

Lauren Taylor Wolfe, Managing Director and Investing Partner, Blue Harbour Group	Age 38	Class II — term expiring at the 2018 annual meeting Committees: Audit	Director since 2017

Background: Ms. Taylor Wolfe is a managing director and investing partner of Blue Harbour Group, an activist investment firm that engages collaboratively with management teams and boards to enhance stockholder value. Prior to joining Blue Harbour Group in 2007, she was a portfolio manager and analyst at SIAR Capital where she invested in small capitalization public and private companies. From 2000 to 2003, Lauren worked at Diamond Technology Partners, a strategic technology consulting firm. She received a master's degree in business administration from The Wharton School at University of Pennsylvania in 2006 and a bachelor of science degree from Cornell University in 2000.

Director Qualifications: Ms. Taylor Wolfe has expertise in capital allocation, capital markets and financial analysis and experience across various industries including information technology, consumer, industrials, and business services. Her diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the Board.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 24

GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors, and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending nominees for director to the board. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board of directors has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to the criteria.

          Pursuant to the criteria adopted by our board, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills, and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

          In accordance with the board's majority voting policy, the board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of the nominee receiving a greater number of votes "withheld" from his or her election to the board than votes "for" his or her election and (ii) acceptance of the tendered resignation by the board (see "Majority Voting Policy — Director Nominees" on page 6 for details regarding the board's majority voting policy).

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 25

GOVERNANCE OF OUR COMPANY (continued)

who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of directors. Our Bylaws set forth the requirements for director nomination by a stockholder of persons for election to the board of directors. These requirements are described under "Other Information for Stockholders" at the end of this proxy statement.

          There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Board Refreshment

          The Nominating and Corporate Governance Committee periodically assesses the composition of our board, including whether any vacancies are expected on our board due to retirement or otherwise. In connection with this review in fiscal 2016, two new independent directors, Peter A. Dorsman and Lauren Taylor Wolfe, joined our board in March 2017, bringing fresh and diverse perspectives. Mr. Dorsman brings extensive experience in leading large supply chain and customer service organizations. Ms. Taylor Wolfe has diverse experience across various industry verticals and expertise in capital allocation and long-term value investing, and brings age and gender diversity to our board. We believe the addition of these new directors, combined with our directors who have experience with us, provides a strong balance of deep, historical understanding of our Company and new perspectives, resulting in strong guidance and oversight to our executive management team.

          Pursuant to our age 75 mandatory retirement policy, John W. Alden will retire from board service at the end of his current term expiring at the Annual Meeting and will not stand for reelection to the board.

Director Independence

          The board reviewed director independence during fiscal 2016 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. No director is deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When conducting its analysis, the board specifically considered all transactions discussed in "Related Person Transactions" on pages 32-33 of this proxy statement. As a result of this review, the board affirmatively determined that all of its current non-employee directors are independent, and all current directors serving on the standing committees of the board satisfy the independence requirements of NASDAQ and the U.S. Securities and Exchange Commission (the "SEC") relating to directors and Audit, Compensation and Nominating and Corporate Governance Committee members.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 26

GOVERNANCE OF OUR COMPANY (continued)

Executive Sessions of our Non-Management Directors

          The chairman of the board, or the independent lead director if the chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent chairman, the independent lead director will act as chair at such meetings, and if no lead director has been appointed or if the lead director also is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors. The independent directors met in executive session outside the presence of management four times during fiscal 2016.

Board Self-Evaluation Process

          The Nominating and Corporate Governance Committee leads the annual board and board committee self-evaluation. For fiscal 2016, the process was conducted by survey at the May meetings, with each director completing a detailed questionnaire providing for quantitative ratings in key areas such as overseeing personnel development and succession plans, financials, strategy, risk and governance issues and board dynamics, and seeking subjective comment in each of those areas, to determine their effectiveness and opportunities for improvement. The survey feedback is discussed with the chairman, independent lead director, and the chair of each board committee to ensure that actionable items are appropriately handled. In addition, our independent lead director led a discussion regarding the feedback with the full board. The committee periodically reviews the self-evaluation process in an effort to continually improve board effectiveness.

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of chairman of the board and chief executive officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the chairman and chief executive officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership structure provides the optimal structure for the Company.

          Currently, our chief executive officer, Joseph J. DeAngelo, serves as chairman of the board, and Betsy S. Atkins serves as the independent lead director of the board. Our board believes that having a combined chairman/chief executive officer, independent members and chairs for each of our board committees, and an independent lead director currently provides the best board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management while ensuring clear strategic alignment throughout the Company. Our lead director is an independent, non-employee director who is appointed by the independent directors of the board.

          Our board appointed Mr. DeAngelo to serve as chairman of the board based on the leadership qualities, management capability, knowledge of the business and industry, and long-term, strategic perspective he has demonstrated as our chief executive officer. The independent directors supported the appointment of Ms. Atkins as our independent lead director, as she possesses the characteristics and qualities critical for an independent lead director. Having served as chairman and chief executive

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 27

GOVERNANCE OF OUR COMPANY (continued)

officer of a number of private companies, as lead independent director of a public company and having extensive public board experience, Ms. Atkins has the qualities and experience desired for an independent lead director — high personal integrity, significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provide valuable insight to our board.

          Our Corporate Governance Guidelines require the chairman either to be independent or, if not, to be complemented by an independent lead director. A critical element for our board in supporting the current board leadership structure is the simultaneous adoption of robust and transparent duties for the independent lead director. These duties help facilitate our board's independent, objective, effective, and efficient oversight of our Company. Our board believes that an executive chairman working with an independent lead director who has strong, well-defined duties gives our board a strong leadership and corporate governance structure that best serves the needs of the Company today. The respective roles and responsibilities of the chairman of the board and independent lead director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

Board's Role in Risk Oversight

          Our board has overall responsibility for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. The board also receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

          The Company's general counsel reports directly to our chief executive officer, providing him with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and our general counsel and our vice president of internal audit, have regularly scheduled private sessions with the Audit Committee. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and our chief executive officer, enables the board of directors to oversee effectively the Company's risk management function.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 28

GOVERNANCE OF OUR COMPANY (continued)

Corporate Governance Guidelines, Committee Charters, and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. The charters for each of the Audit, Compensation, and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code is available on the corporate governance section of our investor relations website. Under this code of ethics our associates are encouraged to talk to supervisors, managers, or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation will be subject to appropriate discipline, up to and including dismissal from the Company or prosecution under the law.

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our chief executive officer, chief financial officer, chief accounting officer, and any other senior executive or financial officer performing similar functions. Under this code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee. We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board of directors has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance ("N&CG") Committee. Each current board committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 29

GOVERNANCE OF OUR COMPANY (continued)

          The following table shows the current members of each committee and the number of meetings held during fiscal 2016. Mr. DeAngelo is chairman of the board but does not serve on any board committee. Peter Dorsman and Lauren Taylor Wolfe were appointed to the board after fiscal 2016.

Director	Board		Audit		Compensation		N&CG

Kathleen J. Affeldt	✓				✓	*
John W. Alden	✓				✓
Betsy S. Atkins	✓	**			✓		✓	*
Joseph J. DeAngelo	✓	*
Peter A. Dorsman	✓				✓
Peter A. Leav	✓						✓
Patrick R. McNamee	✓		✓		✓
Charles W. Peffer	✓		✓	*
James A. Rubright	✓		✓				✓
Lauren Taylor Wolfe	✓		✓

Number of Meetings	5		8		4		5

✓ = current board/committee member; * = chair; ** = independent lead director

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board of directors in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our code of business conduct and ethics.

          During fiscal 2016, the Audit Committee held eight meetings. Each member of our Audit Committee meets the independence requirements of NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer is an audit committee financial expert as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements, and authorizing employment-related agreements for our executive officers.

          During fiscal 2016, the Compensation Committee held four meetings. All directors serving on the Compensation Committee meet NASDAQ independence requirements, the "non-employee director" requirements of SEC Rule 16b-3, and are outside directors under Section 162(m). For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, see "Compensation Discussion and Analysis" beginning on page 41 of this proxy statement.

          Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending candidates for election to our board of directors, reviewing the composition of the board of directors and its committees, developing and recommending to the board of directors corporate governance guidelines that are applicable to us, and overseeing board of director evaluations.

          During fiscal 2016, the Nominating and Corporate Governance Committee held five meetings. All directors serving on the Nominating and Corporate Governance Committee meet NASDAQ independence requirements for nominating and corporate governance committees.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 30

GOVERNANCE OF OUR COMPANY (continued)

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, John W. Alden, Betsy S. Atkins and Patrick R. McNamee were members of the Compensation Committee of our board of directors during fiscal 2016, and Peter A. Dorsman became a member of the committee in March 2017. None of these directors is an employee or former employee of the Company.

          None of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2016, management and the Compensation Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation program, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Vesting our annual equity awards over a minimum of four years ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

    •
    All executive officers are subject to stock ownership guidelines and holding period requirements.

Meetings of the Board of Directors and Attendance at the Annual Meeting

          Our board of directors held five meetings during fiscal 2016. Each of our directors, other than Mr. Alden, attended 100% of the total number of meetings of the board during fiscal 2016. Mr. Alden missed one board meeting during fiscal 2016 due to a scheduling conflict. All directors attended all meetings of the committees of which he or she was a member during fiscal 2016, other than Mr. Leav, who missed one Nominating and Corporate Governance Committee meeting, and Mr. McNamee, who

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 31

GOVERNANCE OF OUR COMPANY (continued)

missed one Audit Committee meeting during fiscal 2016, both due to scheduling conflicts. Directors are encouraged to attend our annual meetings and seven of the eight individuals who were directors at the time attended the 2016 annual meeting.

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is the responsibility to ensure that management establishes and the committee oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a written related person transactions policy under which related persons, namely our executives, directors, and principal stockholders, and each of their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with the Company in an amount exceeding $120,000, without the consent of our Audit Committee or a designated member of the Audit Committee. Any request for us to enter into or materially modify or amend such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.

Related Person Transactions

Indemnification Agreements

          We have entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

Agreements with Home Depot

          On August 30, 2007, investment funds associated with Clayton, Dubilier & Rice, LLC, The Carlyle Group and Bain Capital Partners, LLC entered into a stock purchase agreement with The Home Depot, Inc. ("Home Depot") pursuant to which Home Depot agreed to sell to the Company, or

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 32

GOVERNANCE OF OUR COMPANY (continued)

to a wholly-owned subsidiary of the Company, certain intellectual property and all of the outstanding common stock of HD Supply, Inc., our primary operating company and a wholly-owned subsidiary of the Company ("HDS") and a Canadian subsidiary, CND Holdings, Inc. On August 30, 2007, through a series of transactions, the Company's direct wholly-owned subsidiary, HDS Holding Corporation, acquired direct control of HDS and the Canadian subsidiary, CND Holdings, Inc. (the "2007 Transaction").

          Certain guarantees, surety bonds and letters of credit that Home Depot and/or its affiliates entered into prior to the closing of the 2007 Transaction (other than HDS, HD Supply Canada, Inc. and their respective affiliates) relate to our and our subsidiaries' obligations to landlords, customers and suppliers, and remained in place immediately after the closing of the 2007 Transaction. The Company agreed in the purchase and sale agreement to fully indemnify Home Depot and its affiliates from any losses that arise out of these obligations. The Company also agreed to use its reasonable best efforts to cause itself and/or HD Supply to be substituted for Home Depot and/or its affiliates and to have Home Depot and its affiliates released in respect of certain such obligations.

Transactions with Other Related Parties

          In May 2015, James A. Rubright, an independent director, acquired a 24.5% interest in MPC Partnership Holdings, LLC (d/b/a Carroll Organization), which is the managing member of, and owns a minority interest in, affiliated apartment community owners. The Company had a preexisting relationship with the Carroll Organization pursuant to which its affiliated apartment community owners purchased products from the Company. On a consolidated basis, the Carroll Organization's affiliated apartment community owners purchased products from the Company of $3.71 million in fiscal 2016, $3.67 million in fiscal 2015 and $3.02 million in fiscal 2014. These transactions were conducted in the ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

          Gail T. DeAngelo, who is the sister of our chief executive officer, has been a senior business manager for the Company since January 2008. During fiscal 2016, Ms. DeAngelo received an aggregate of $151,956 in base and bonus compensation. She also receives customary employee benefits. As a senior manager, Ms. DeAngelo is not eligible to participate in our equity compensation plans. Her compensation is within the established range paid to our senior managers.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board of directors, or with any individual director of our board of directors, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee, as appropriate. Communications that are not related to the duties and responsibilities of the board, including advertisements, junk mail and mass mailings, solicitations for business, routine customer service complaints, new product or service suggestions, opinion survey pools, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Any communication alleging legal, ethical, or compliance issues by management or any other matter deemed by the General Counsel and

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 33

GOVERNANCE OF OUR COMPANY (continued)

Corporate Secretary to be potentially material to the Company will be promptly forwarded to the chairman of the Audit Committee.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 34

OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 20, 2017 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. We are not aware of any pledges of our common stock which may at a subsequent date result in a change in control of the Company.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC rules and regulations governing the determination of beneficial ownership of securities. Under those rules and regulations, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is March 20, 2017. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 201,728,780 shares of our common stock outstanding as of March 20, 2017.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information with respect to any person known to us to be the beneficial owner of more than five percent of our common stock, based on information in Schedule 13Gs filed with the SEC and Company records:

Name	Number of Shares Beneficially Owned	Percent

FMR LLC(1)	22,740,139	11.27
The VanGuard Group, Inc.(2)	15,210,303	7.54

(1)
FMR LLC ("FMR"), a parent holding company, beneficially owns, and has sole voting and disposition power, with respect to the shares owned by FMR. It has sole power to vote or direct to vote 1,020,045 shares and sole power to dispose of or to direct the disposition of 22,740,139 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares, but no one other person's interest in the shares is more than five percent of the total outstanding shares. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership or voting common shares and the execution of the

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 35

OWNERSHIP OF SECURITIES (continued)

  shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. FMR's address is 245 Summer Street, Boston, Massachusetts 02210.

(2)
The VanGuard Group, Inc. ("VanGuard") beneficially owns 15,210,303 shares. It has sole power to vote or direct to vote 116,872 shares, shared power to vote 28,002 shares, sole power to dispose of or to direct the disposition of 15,075,759 shares and shared power to dispose or to direct the disposition of 134,544 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 106,542 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 38,332 shares as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

          The following table sets forth the beneficial ownership of our common stock as of March 20, 2017 by our current directors and nominees and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group. Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly	Stock Options Exercisable Within 60 Days	Restricted Stock Units Vesting Within 60 Days(1)	Vested Deferred Stock Units(2)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	–	3,612	6,182	9,794	*
John W. Alden	10,281	–	3,612	–	13,893	*
Betsy S. Atkins	6,964	–	3,612	3,686	14,262	*
Peter A. Dorsman	–	–	578	489	1,067	*
Peter A. Leav	5,792	–	3,612	–	9,404	*
Patrick R. McNamee	18,150	–	3,612	–	21,762	*
Charles W. Peffer	14,113	–	3,612	–	17,725	*
James A. Rubright	6,732	–	5,418	–	12,150	*
Lauren Taylor Wolfe	–	–	578	489	1,067	*
Joseph J. DeAngelo	328,426	1,387,251	–	–	1,715,677	*
Evan J. Levitt	31,188	103,911	–	–	135,099	*
Stephen O. LeClair	26,790	69,128	–	–	95,918	*
Margaret M. Newman	29,234	58,594	–	–	87,828	*
John A. Stegeman	51,705	97,026	–	–	148,731	*

Shares held by all directors and executive officers as a group (15 persons)	534,748	1,759,910	28,246	10,846	2,333,750	1.16%

*
Less than 1%

(1)
Each restricted stock unit represents the contingent right to receive one share of our common stock, par value $0.01 per share. The units will vest on May 17, 2017 and will be settled in shares of our common stock at the time of vesting, except that settlement of the units for Ms. Affeldt,

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 36

OWNERSHIP OF SECURITIES (continued)

  Mr. Dorsman, and Ms. Taylor Wolfe is delayed, pursuant to the director's election, until termination of the director's board service.

(2)
Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share, in accordance with the director's election to defer the receipt of vested restricted stock units or to convert cash fees to our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 37

DIRECTOR COMPENSATION

2016 Director Compensation

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2016. Peter Dorsman and Lauren Taylor Wolfe were appointed to the board after fiscal 2016.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)	Total ($)

Kathleen J. Affeldt	105,000	119,991	224,991
John W. Alden	95,000	119,991	214,991
Betsy S. Atkins	110,000	119,991	229,991
Peter A. Leav	105,000	119,991	224,991
Patrick R. McNamee	107,500	119,991	227,491
Charles W. Peffer	110,000	119,991	229,991
James G. Rubright	167,500	179,986	347,486

(1)
The values for the fees earned or paid in cash column represent fees earned for services performed during fiscal 2016. The director compensation year runs from the date of the annual stockholders meeting each year.

(2)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2016, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8 — Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 29, 2017. The stock awards vest and will be settled in our common stock on May 17, 2017. Ms. Affeldt elected to defer settlement of her 2016 stock award until termination of her board service.

2016 Stock Awards

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of January 29, 2017 for each of our non-employee directors in fiscal 2016 are set forth below. Peter Dorsman and Lauren Taylor Wolfe were appointed to the board after fiscal 2016.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	3,612
John W. Alden	3,612
Betsy S. Atkins	3,612
Peter A. Leav	3,612
Patrick R. McNamee	3,612
Charles W. Peffer	3,612
James A. Rubright	5,418

Narrative Discussion

          The following is a narrative discussion of the material factors we believe are necessary to understand the information disclosed in the director compensation table.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 38

DIRECTOR COMPENSATION (continued)

          The Compensation Committee is responsible for reviewing and recommending to the board the compensation of our non-employee directors. Our board establishes non-employee director compensation after considering recommendations made by the Compensation Committee. The Compensation Committee and the board review the compensation level of our non-employee directors on a biennial basis. Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our non-employee director compensation, including a market review of the competitiveness of total compensation. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 47-48. We believe that the compensation paid to our non-employee directors is reasonable and appropriate, in line with market practice, and is in the best interests of the Company and our stockholders because it allows us to attract and retain highly qualified non-employee directors which is critical to our long-term success.

          As a matter of good corporate governance, we are asking our stockholders to approve a new provision in the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan that provides a maximum limit on director compensation (both cash and equity awards) for any board compensation year. See "Proposal 4 — Approval of Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan" on pages 72-83 of this proxy statement for additional details.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. Mr. DeAngelo does not receive any compensation for service as a director. The director compensation year runs from the date of each annual stockholders meeting. No changes to the Board of Directors Compensation Policy has been made since our fiscal 2015 proxy statement. The elements of our director compensation program are discussed in more detail below.

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $120,000 ($180,000 for the independent lead director) by the closing stock price of a share of our common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of our common stock, par value $0.01 per share. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability, or age 75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability, or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested.

Cash Compensation

          Each non-employee director is paid an annual cash fee for board service of $85,000, payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer as follows: $12,500 for Audit Committee members; $10,000 for Compensation Committee members; and $7,500 for Nominating and Corporate Governance Committee members. Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer as follows: $25,000 for

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 39

DIRECTOR COMPENSATION (continued)

the Audit Committee chair; $20,000 for the Compensation Committee chair and $15,000 for the Nominating and Corporate Governance Committee chair. Any non-employee board chairman would receive an annual cash retainer of $25,000, and the independent lead director receives an annual cash retainer of $75,000, in each case, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year.

          Directors may elect to convert their cash fees into Company stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

Stock Ownership Guidelines and Holding Period Requirements

          Our independent directors are expected to own shares of our common stock valued at three times the annual cash board retainer (or $255,000) within five years of their appointment or election to the board, under the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Directors are required to hold 50% of their vested stock awards until the ownership guidelines are satisfied. Certain directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines. We expect that all directors, other than Mr. Dorsman and Ms. Taylor Wolfe who joined the board in March 2017, will satisfy the ownership guidelines as of the Annual Meeting.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 40

COMPENSATION DISCUSSION AND ANALYSIS

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2016 compensation program for our "named executive officers," also referred to as our "NEOs." The named executive officers for fiscal 2016 are as follows:

    •
    Joseph J. DeAngelo – Chairman, President and Chief Executive Officer ("CEO")
    •
    Evan J. Levitt – Senior Vice President, Chief Financial Officer and Chief Administrative Officer
    •
    Margaret M. Newman – Senior Vice President, Chief People Officer
    •
    Stephen O. LeClair – President, HD Supply Waterworks
    •
    John A. Stegeman – Executive President, HD Supply & President of Construction & Industrial – White Cap

          The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing, and reviewing on an annual basis our compensation programs and the compensation paid to our NEOs.

Executive Summary

2016 Executive Compensation Changes

          During fiscal 2016, the Compensation Committee initiated a comprehensive review of the executive compensation program that was led by the Committee's independent consultant with input from executive leadership. Based in part on this review, and after consideration of the Company's latest say-on-pay vote outcome from 2014, at which time 96.64% of the votes cast were in favor of the executive compensation program, the Committee approved the following primary changes for fiscal 2016:

    •
    Base salaries were increased to reflect executive performance and to improve competitive positioning, with the CEO declining to receive a merit increase;
    •
    Target Annual Incentive Plan ("AIP") opportunities were increased for Messrs. Levitt and LeClair and Ms. Newman to reflect executive performance, improve competitive positioning, and to create a stronger pay-for-performance orientation;
    •
    Target long-term incentive grant values were increased for DeAngelo, Levitt, and Newman to reflect executive performance, improve competitive positioning, and create a stronger pay-for-performance orientation;
    •
    The same AIP plan design was maintained; and
    •
    The long-term incentive plan design for NEOs was changed from 100% time-based vested restricted stock to 25% time-based vested restricted stock and 75% stock options, both with four-year ratable vesting;

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 41

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          After giving effect to these changes, the following reflects the target pay mix for the CEO and the other NEOs for fiscal 2016:

CEO 2016 TARGET TOTAL DIRECT COMPENSATION MIX	Other NEOs 2016 TARGET TOTAL DIRECT COMPENSATION MIX

2016 Company Performance Results

          Despite a challenging year, the Company achieved the following strong performance results in fiscal 2016:

    •
    Net sales increased $316 million, or 4.4%, as compared to fiscal 2015
    •
    Net income decreased $1,276 million to $196 million for fiscal 2016, as compared to $1,472 million for fiscal 2015
    •
    Gross profit increased $143 million, or 6%, as compared to fiscal 2015
    •
    Gross profit as a percent of net sales was up approximately 50 basis points, as compared to fiscal 2015
    •
    Net income per diluted share decreased $6.34 to $0.97 as compared to $7.31 for 2015
    •
    Operating income increased 7.3%, as compared to fiscal 2015
    •
    Adjusted net income per diluted shares was $2.63 for fiscal 2016, as compared to $1.74 for fiscal 2015
    •
    Adjusted EBITDA increased $45 million, or 5.1%, as compared to fiscal 2015
    •
    Adjusted net income increased 51.6%, as compared to fiscal 2015
    •
    Working capital as a percentage of sales, excluding the impact of discontinued operations, and excluding cash and cash equivalents, increased $99 million from January 31, 2016 to January 29, 2017
    •
    Total stockholder return for fiscal 2016 was 62.5%
    •
    A portion of the total stockholder return was attributable to $33 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year. We refinanced our $1,000 million aggregate principal 11.5% October 2012 Senior Unsecured Notes due 2020 with $1,000 million

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 42

COMPENSATION DISCUSSION AND ANALYSIS (continued)

aggregate principal 5.75% April 2016 Senior Unsecured Notes due 2024. In October 2016, we refinanced our $1,275 million aggregate principal 7.5% February 2013 Senior Unsecured Notes with proceeds from issuance of $550 million aggregate principal term loans, available cash and borrowings under the Senior ABL Facility. Debt refinancing activities in fiscal 2016 will reduce cash interest payments by approximately $122.5 million annually.

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income (loss), adjusted net income per diluted share and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income and adjusted net income per diluted share referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 14, 2017.

          In terms of relative performance, the Company's total stockholder return on a 1-year and 3-year basis has been superior to the Company's industry peers (executive compensation peer group companies):

1 year Total Shareholder Return (as of 12/31/2016)	3 year Total Shareholder Return (as of 12/31/2016)

2016 Executive Compensation and Pay-for-Performance Results

          Our fiscal 2016 financial results led to the following executive compensation and pay-for-performance results with respect to fiscal 2016:

    •
    AIP payouts were earned at 66.4% of target for Mr. Levitt and Ms. Newman; based on individual and Company performance for 2016, the Committee determined that no AIP payout would be made to Mr. DeAngelo;
    •
    AIP payout was earned at 69.0% of target for Mr. LeClair;
    •
    AIP payout was earned at 143.1% of target for Mr. Stegeman;
    •
    Equity-based long-term incentive awards granted in March 2016 accrued value commensurate with the increase in stock price during the year.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 43

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          With respect to CEO pay, the following illustrates target versus realizable pay for fiscal 2016:

CEO 2016 Target vs. Realizable Compensation

          The following definitions were used for realizable pay:

    •
    Base Salary: actual base salary paid during fiscal 2016
    •
    Short-Term Incentive: actual short-term incentive paid for fiscal 2016 performance
    •
    Restricted Stock: fiscal year end value of restricted stock awards granted in March 2016 (all unvested at FYE)
    •
    Options: fiscal year end in-the-money value of stock options granted in March 2016 (all unvested at FYE)

          The CEO's realizable pay exceeds target pay for fiscal 2016, reflecting the Company's strong stock price performance through the end of fiscal 2016. However, none of the equity value shown in the chart above was vested as of year-end, which the Committee believes provides strong ongoing performance and retention strength.

          In evaluating fiscal 2016 performance and pay results, the Committee believes it reflects strong alignment between pay and performance, while also allowing the Company to attract and retain talent.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 44

COMPENSATION DISCUSSION AND ANALYSIS (continued)

The Committee also believes that the Company has sound overall governance processes, practices, and policies, as evidenced by the following:

What We Do (Best Practices)	What We Don't Do or Allow

✓

executive sessions without management

✓

independent compensation consultant

✓

review of total compensation tally sheets

✓

annual compensation risk assessment

✓

significant amount of pay "at risk"

✓

significant use of equity-based pay

✓

four year vesting on equity awards

✓

capped incentive opportunities

✓

clawback policy upon a restatement

✓

robust stock ownership requirements

✗ excessive severance ✗ single trigger equity acceleration on a change in control where awards honored or assumed ✗ parachute excise tax gross-ups ✗ option repricing or buyouts

Determining Executive Compensation

          The Committee oversees and directs our executive compensation process and plan designs. Working under the guidance and direction of the Committee and its independent compensation consultant, our Human Resources team develops and implements programs that we believe are aligned with the strategies and philsophies embraced by the Committee and our Company. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our CEO has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain its direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

          We consider the cost (including aggregate share usage and dilution) of the various components of our compensation program in evaluating the overall balance and reasonableness of our executives' total direct compensation packages. We review total compensation levels for executive officers at least annually through the use of tally sheets that quantify each element of direct and indirect compensation provided to individual executives and the portion of the executive's total compensation represented by each element of compensation. This annual review of tally sheets also includes information on the value of executives' unexercised stock options (if any) and outstanding stock awards, as well as an evaluation of the payments and benefits that would be paid to executive officers in the event of termination of employment, including retirement or following a change in control of the Company. While providing additional context to us in making compensation decisions, the information from the tally sheets regarding unexercised stock options (if any), outstanding stock awards and termination payments and benefits generally does not affect our compensation decisions for the NEOs. This reflects our view that an executive's compensation level should be based on the Company's performance, the executive's performance, and the executive's contribution to the Company's performance.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 45

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          Our CEO provides the Committee with a performance assessment for each of the other current NEOs. Our CEO, chief financial officer, chief people officer, and general counsel generally attend regularly scheduled quarterly Committee meetings, but are not present for the executive sessions or for any discussion of his or her own compensation. The Committee approves the amount and form of each element of compensation (including base salary, annual cash incentive compensation, equity-based incentive compensation, benefits and perquisites) for the CEO and approves each element of compensation for our other executive officers after considering performance assessments and compensation recommendations made by management. The Committee may not delegate its authority for approval of executive officer compensation.

          Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 47-48.

Philosophy and Objectives

          Our Company and our aspiration to be "First Choice" are built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments every day to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new and creative ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

    •
    Balance commitment, long-term financial success, short-term operational excellence, and achievement of short-term goals. This balance includes, but is not limited to, driving profitable growth while aligning our executives' long-term interests with stockholders' interests.
    •
    Attract, retain, motivate, and reward our top executive talent.
    •
    Differentiate rewards based on outstanding individual performance so as to promote a high-performance culture.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 46

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          In addition, we intend that our compensation programs will be aligned with:

    •
    Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals, and by reinforcing the "One Team" philosophy.

    •
    Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

    •
    Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

Compensation Consultant and Use of Comparator Data

          During fiscal 2016, the Company requested and received information from Pearl Meyer with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that the work of Pearl Meyer did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer as to the amount of any particular item of compensation. Pearl Meyer provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry or with whom we compete for talent.

          Our breadth of specialty business units makes finding direct comparators challenging. We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are, therefore, included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by management and the

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 47

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Committee, with input from Pearl Meyer, and has been used to provide input into both the value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

          For fiscal 2016 compensation decisions, the following comparator group has been used, consisting of companies in the same or similar business or having a similar business model:

    •
    Anixter International, Inc.
    •
    AutoZone, Inc.
    •
    CDW Corporation
    •
    Fastenal Co.
    •
    Flowserve Corp.
    •
    Genuine Parts Co.
    •
    Henry Schein, Inc.
    •
    LKQ Corp.
    •
    Masco Corporation
    •
    MSC Industrial Direct Co., Inc.
    •
    Owens & Minor, Inc.
    •
    Ryder System, Inc.
    •
    Stanley Black & Decker, Inc.
    •
    The Sherwin-Williams Company
    •
    United Rentals, Inc.
    •
    Watsco, Inc.
    •
    WESCO International, Inc.
    •
    W.W. Grainger, Inc.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2016, the principal components of compensation for the NEOs were base salary, annual cash incentives, annual equity incentives, and benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which contains certain employment and severance arrangements. Each of our NEOs is also party to a change in control agreement. These arrangements are discussed more fully under "Potential Payments upon Termination or Change in Control" on pages 61-64.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 48

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay Component	Objective of Pay Component	Key Measures

Base salary	• Provides competitive pay while managing fixed costs	• Individual performance and contribution • Scope of responsibilities • Experience
Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy	• Achievement of agreed upon operating plan goals in profitability and working capital
	• Where applicable, creates incentives for performance based on performance of individual NEO's business unit	• Achievement of agreed upon performance goals of individual business unit
	• Rewards an executive for exemplary achievements against non-financial goals	• Achievement of non-financial goals
Annual equity incentives	• Aligns executive interests to stockholder interests by rewarding long-term focus on profitability and value creation for the enterprise	• Growth in stock value
	• Assists in the retention of key talent	• Employment retention through the vesting period of equity awards
• Creates an "ownership culture"
Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability, or death	• Benefits are provided to executives on the same basis as provided to our salaried associates
	• Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Perquisites are valued by our executives at minimal cost to us
Change in control benefits	• Focuses management on acting in the best interests of our stockholders in a change in control context	• Double trigger — benefits paid upon occurrence of a change in control and involuntary or constructive termination

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 49

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          Each of the components of compensation for the NEOs is discussed below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

Base Salary

          Base salaries are established at levels designed to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay, and internal equity. The fiscal 2016 salary increase for Messrs. Levitt and LeClair and Ms. Newman were based on these factors, but were primarily focused on bringing their base salary closer to market rates of pay based on peer group benchmarking for their respective positions. Mr. Stegeman's fiscal 2016 salary increase was primarily focused on rewarding him for exceptional personal performance and contribution. Our CEO declined to receive a merit increase for fiscal 2016. Each year, our CEO, with input from Human Resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on the foregoing factors and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without modifications) by the Committee after consideration of these factors. Our Human Resources team works directly with the Committee with respect to any changes to Mr. DeAngelo's base salary, and any changes are approved by the Committee, after the board conducts our CEO's annual performance review. Our CEO is not present during voting or deliberations on his compensation.

          The following summarizes the salary increases for fiscal 2016 for each NEO:

Name	2015	2016	$ Increase	% Increase

Joseph J. DeAngelo (CEO)	1,000,000	1,000,000	0	0
Evan J. Levitt (CFO)	389,054	475,000	85,946	22.1
Stephen O. LeClair	399,818	450,000	50,182	12.6
Margaret M. Newman	388,649	430,000	41,351	10.6
John A. Stegeman	769,153	792,227	23,074	3.0

          The salary increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 56 is base salary earned for the relevant fiscal year.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business unit(s) that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

          All of our NEOs participate in the AIP, which provides cash-based incentives dependent on annual results against the key financial metrics described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain, motivate and reward our executives.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 50

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          For fiscal 2016, the AIP performance payout weighting was based on an 80% adjusted earnings before interest, taxes, depreciation, and amortization target ("Adjusted EBITDA") and on a 20% average working capital as a percentage of sales target ("AIP-Working Capital"). Adjusted EBITDA for the fiscal 2016 AIP performance payout is Adjusted EBITDA as defined in the Company's fiscal 2016 annual report on Form 10-K, with an $0.2 million downward adjustment to Adjusted EBITDA results for AIP purposes with respect to the GSC to reflect the operating loss within our Interior Solutions business prior to its sale. Additional information regarding Adjusted EBITDA referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 14, 2017. AIP-Working Capital is computed by averaging the ending gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and to mitigate any incentive to alter results through adjustments to accruals or reserves.

          For fiscal 2016, we viewed Adjusted EBITDA as the key operating metric that would drive business profitability. The AIP-Working Capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to reward teams for incremental annual improvements in working capital while continuing to grow EBITDA.

          These results were measured at various levels for each NEO based on their role and responsibilities, as follows:

    •
    DeAngelo, Levitt, and Newman – Consolidated Global Support Center (GSC);
    •
    LeClair – HD Supply Waterworks;
    •
    Stegeman – HD Supply Construction & Industrial-White Cap (95%) and Canada (5%).

          The following are the performance and payout scales that were approved by the Committee in March 2016 for the fiscal 2016 annual cash incentives for NEOs, as well as the actual performance results for 2016.

	Adjusted EBITDA (80% Weight)					AIP-Working Capital % of Sales (20% Weight)
($ in millions)	GSC ($)	C&I White Cap ($)	C&I Canada (CAN$)	Waterworks ($)	Payout % of Target	GSC (%)	C&I White Cap (%)	C&I Canada (%)	Waterworks %	Payout % of Target

Threshold	882.3	155.6	11.2	222.7	25	17.6	20.9	25.7	14.8	50
Target	980.4	172.9	12.5	247.4	100	16.6	19.7	24.2	14.0	100
Stretch	1,018.6	190.2	13.7	273.1	150	15.6	18.5	22.8	13.1	150
Maximum	1,049.0	203.0	18.7	289.0	200	14.6	17.4	21.3	12.3	200

Actual Performance	920.7	188.8	12.5	233.9		16.3	18.8	23.5	13.8
Payout % of Target	54.3	145.9	102.1	59.1		114.8	141.4	123.9	108.6

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 51

COMPENSATION DISCUSSION AND ANALYSIS (continued)

          Based on the pre-approved goals and payout ranges, and actual results, and the exercise of the Committee's negative discretion, the following summarizes the actual amounts earned by each NEO under the fiscal 2016 AIP:

		Target AIP Opportunity
				Weighted Avg Payout % of Target
Name	Base Salary	% Salary	$ Value		Actual AIP Award

Joseph J. DeAngelo (CEO)	1,000,000	150	1,500,000	66.4	—*
Evan J. Levitt (CFO)	475,000	75	356,250	66.4	236,607
Stephen O. LeClair	450,000	75	337,500	69.0	232,747
Margaret M. Newman	430,000	75	322,500	66.4	214,192
John A. Stegeman	792,227	100	792,227	143.1	1,133,660

*
Based on individual and Company 2016 performance, the Committee determined that no AIP payout would be made to our CEO.

Annual Equity Incentives

          Our NEOs participate in the Company's long-term incentive plan, which provides annual equity grants to our NEOs under the Company's 2013 Omnibus Stock Incentive Plan (the "2013 Plan"). The 2013 Plan was approved by the board and stockholders on June 26, 2013 and replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan (the "Prior Plan") that was adopted by the board shortly following our separation from Home Depot (collectively, the 2013 Plan and the Prior Plan are referred to as the "Stock Plan"). Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards will be made under that plan. However, awards previously granted under the Prior Plan are unaffected by the termination of Prior Plan.

          The Company believes that granting equity awards under the Stock Plan is an effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of the Committee is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have a high potential value for all participants as a percentage of total compensation. The vesting component is intended to maximize the retentive effect of the equity grants.

          The Committee made an annual equity grant to NEOs in March 2016 in the form of nonqualified stock options (75% of grant value) and restricted stock awards (25% of grant value) that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. The grants in March 2016 were based on the following percentages of each NEO's fiscal 2016 base salary.

Name	% of Base Salary at FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	300
Stephen O. LeClair	150
Margaret M. Newman	168
John A. Stegeman	150

          Seventy-five percent (75%) of this amount was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and twenty-five percent (25%) of this amount was then divided by the per share closing stock price on the grant date to determine the number of restricted shares granted. The percentage of base salary amount and the

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 52

COMPENSATION DISCUSSION AND ANALYSIS (continued)

allocation percentage between restricted stock and stock options was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on pages 47-48 and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The addition of stock options to the fiscal 2016 annual grant mix, with a weighting of 75% of the total grant value, was intended to significantly enhance the pay-for-performance orientation of the long-term incentive plan and to create even stronger stockholder alignment. This is accomplished by having a component of the annual equity grant that will only deliver value to executives if value is delivered to stockholders through stock price appreciation. Although the Committee reviewed and considered various means of strengthening performance linkage, including the use of performance shares, stock options were believed to be the best choice at the time given the challenges associated with creating appropriate performance measures for multi-year performance periods in light of the recent significant divestitures and related business model changes. However, the Committee is committed to periodically reviewing the equity award mix to ensure that it remains aligned with the objectives of the program going forward, and is scheduled to conduct a review during fiscal 2017 for potential changes to the 2018 program design.

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance, and a 401(k) plan. Our NEOs are also eligible to participate in the Company's broad-based employee stock purchase plan, which provides a 5% discount off the market price of Company stock at the time of purchase.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us.

          All of the NEOs participate in the executive basic life insurance plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium for fiscal 2016 ranged from $900 to $2,580 and was taxable to the executive. For fiscal 2016, two NEOs were eligible to purchase a 20-year term supplemental life insurance policy that is owned by the participant. The Company pays the premiums on the participant's behalf. The value of the premium for supplemental life insurance for fiscal 2016 range from $685 to $2,290 and was taxable to the executive. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on any life insurance benefit. This additional payment is also taxable to the executive and is grossed up. The supplemental life insurance benefit has been discontinued except with respect to any NEO participating at the time the benefit was discontinued. Mr. LeClair is the only NEO eligible for this benefit going forward.

          Other benefits provided to our NEOs include use of a Company car, the purchase of a Company car for less than market value, and reimbursement for financial planning services. The value of providing Company cars and reimbursement for financial planning services is taxable to the executive and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a financial planning services benefit for fiscal 2016 ranging from $12,710 to $18,000. Our NEOs received a

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 53

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Company car benefit for fiscal 2016 ranging from $8,791 to $57,906. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the financial planning and car benefits. This additional payment is also taxable to the executive and is grossed up.

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2016 ranged from $0 to $2,679. In line with our fiscal 2016 "get fit" wellness initiatives, and so that our NEOs may serve as wellness leaders and role models for our associates, the Company also purchased a treadmill for $1,604 for in-office, personal NEO use during fiscal 2016.

          The tax gross-up perquisite received by our NEOs for fiscal 2016 ranged from $17,274 to $61,198.

Change in Control Agreements

          During fiscal 2016, to focus management on acting in the best interests of our stockholders in a change in control context, consistent with peer benchmarking with respect to executive level change in control agreements, the Committee approved agreements for our executive officers that generally provide for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). We believe that providing this protection to our senior executives aids retention and minimizes any disincentive to pursue a transaction that would be good for our stockholders but potentially bad for individual executives due to job loss. Benefits are predicated upon a "double trigger" (employment termination and consummation of a change in control) and no excise tax gross-ups are provided to the executives, thereby protecting the interests of our stockholders. See "Potential Payments Upon Termination or Change in Control" on pages 61-64 for a summary of the material provisions of these agreements.

Other Policies and Practices

Risk Assessment

          During fiscal 2016, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the achievement of financial results that were subsequently the subject of restatement, the executive officer

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 54

COMPENSATION DISCUSSION AND ANALYSIS (continued)

engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting, or paid to an executive officer after the effective date of the policy on July 2, 2013. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

Stock Ownership Guidelines and Holding Period Requirements

          Our CEO (Mr. DeAngelo) is required to own shares having a value equal to five times base salary, three times base salary for our chief financial officer (Mr. Levitt) and business unit leaders (Messrs. LeClair and Stegeman), and one times base salary for our functional leaders (Ms. Newman), within five years of becoming subject to the guidelines in fiscal 2013. Mr. LeClair has five years from the date of his appointment as an executive officer in November 2015 to comply. Our NEOs must hold 50% of vested shares (except for shares sold to pay required tax withholding and the exercise price for options) until they are in compliance with the guidelines. Our stock ownership guidelines count the following types of ownership: shares owned outright; shares owned directly by a spouse, domestic partner, or minor child; shares owned indirectly through beneficial trust ownership; vested shares or vested stock units held in any Company plan; and the in-the-money value of vested stock option awards. Compliance is evaluated annually by the Committee as of the end of each fiscal year, using a thirty-day closing stock price average to mitigate the impact of short-term price variations. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned, and our NEOs have a strong incentive to provide effective management. All of our NEOs satisfied the targeted ownership guidelines as of the end of fiscal 2016.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees," unless certain specific and detailed criteria are satisfied. Under applicable Treasury regulations, Section 162(m) does not apply to compensation paid or stock options or restricted stock granted under the compensation agreements and plans described in our initial public offering prospectus during the reliance transition period ending on the earlier of the date the agreement or plan is materially modified or the first stockholders meeting at which directors are elected during 2017. We are seeking stockholder approval of certain of our incentive plans in Proposal 4 and Proposal 5 in this proxy statement to, among other things, satisfy the stockholder approval requirements of Section 162(m).

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 55

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2016

          The following table sets forth the compensation of our chief executive officer, chief financial officer, and the three other most highly compensated executive officers for fiscal 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joseph J. DeAngelo	2016	1,000,000	–	1,062,479	3,187,499	–	55,263	5,305,241
Chief Executive Officer	2015	1,000,000	–	3,999,976	–	1,361,280	43,799	6,405,055
	2014	1,000,000	–	3,999,994	–	1,525,350	50,161	6,575,505
Evan J. Levitt	2016	461,778	–	356,223	1,068,745	236,607	57,553	2,180,906
Chief Financial Officer	2015	383,861	–	710,597	–	211,844	56,464	1,362,766
	2014	352,946	120,000	1,509,983	–	216,783	51,873	2,251,585
Stephen O. LeClair	2016	442,280	–	168,730	506,246	232,747	56,455	1,406,458
President, Waterworks	2015	398,612	–	587,963	–	162,310	60,919	1,209,804
	2014	389,659	–	376,891	–	176,861	61,880	1,005,291
Margaret M. Newman	2016	423,638	–	180,607	541,874	214,192	2,140,295	3,500,606
Chief People Officer	2015	386,907	75,000	565,977	–	211,624	56,932	1,296,440
	2014	374,565	–	539,031	–	230,223	70,996	1,214,815
John A. Stegeman	2016	788,677	–	297,061	891,251	1,133,660	141,224	3,251,873
President, Construction &	2015	765,706	–	1,120,113	–	1,185,882	51,138	3,122,839
Industrial	2014	743,404	–	724,984	–	943,295	45,364	2,457,047

(1)
Amounts set forth in the Stock Awards column represent the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 29, 2017. Ms. Newman forfeited 50% of the unvested stock awards on her separation date on March 11, 2017.

(2)
Amounts set forth in the Option Awards column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 29, 2017. Ms. Newman forfeited 50% of the unvested option awards on her separation date on March 11, 2017.

(3)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2016 under the AIP. Based on individual and Company performance for fiscal 2016, the Committee determined that no non-equity incentive compensation would be paid to our CEO. See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 50 for a discussion of the AIP in fiscal 2016.

(4)
The All Other Compensation column for fiscal 2016 is made up of a matching contribution under our 401(k) plan, executive physical, life insurance, use of a Company car, purchase of Company car for less than fair market value, financial planning assistance and exercise equipment perquisites and

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 56

EXECUTIVE COMPENSATION (continued)

  tax gross-ups on perquisites. The incremental cost of personal use of a Company car is based on the taxable value used to impute taxable income to the NEOs in accordance with Internal Revenue Service regulations. The incremental cost of other perquisites is based on actual cost to the Company. The following identifies the perquisites for fiscal 2016 that are required to be quantified by SEC rules.

Name	Company Car Perquisite	Tax Gross-Up Perquisites

Joseph J. DeAngelo	–	17,274
Evan J. Levitt	–	17,811
Stephen O. LeClair	–	17,295
Margaret M. Newman	57,050	61,000
John A. Stegeman	57,906	61,198

  The All Other Compensation amount for Ms. Newman includes compensation the Company is obligated to make to Ms. Newman in connection with her employment separation on March 11, 2017, which expenses were paid or accrued by the Company during fiscal 2016. The following table identifies All Other Compensation related to her separation:

Name	Severance(1)	Equity(2)	Employee Benefits(3)	Company Car(4)	Tax Gross-Ups(5)

Margaret M. Newman	860,000	934,877	18,592	87,877	98,082

(1)
Represents two years of salary continuation payments.

(2)
Represents the incremental fair value to accelerate vesting of 12,768 options and 1,619 restricted shares, computed in accordance with FASB ASC Topic 718 (the fair value at the modification date minus the fair value of the original award at the modification date plus any unrecognized compensation cost of the original awards at the modification date).

(3)
Represents health insurance continuation coverage, outplacement benefit, laptop, printer, and cell phone.

(4)
Represents the purchase of a Company car for less than market value; $87,877 is the cost to the Company to buy out the lease on the car and purchase the vehicle.

(5)
Represents tax gross-ups on health insurance continuation coverage, outplacement benefit, purchase of car, laptop, printer, and cell phone.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 57

EXECUTIVE COMPENSATION (continued)

Grants of Plan-Based Awards for Fiscal 2016

          The following table provides information concerning awards granted to our NEOs in fiscal 2016 under any plan.

							All other option awards: Number of securities underlying options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All other stock awards: Number of shares of stock or units (#)
								Exercise or base price of options awards ($/Sh)	Grant date fair value of stock and option awards ($)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2016 AIP (EBITDA)	03/09/2016	300,000	1,200,000	1,800,000	2,400,000	–	–	–	–
2016 AIP (Working Capital)	03/09/2016	150,000	300,000	450,000	600,000	–	–	–	–
Omnibus Incentive Plan	03/09/2016	–	–	–	–	38,109	300,424	27.88	4,249,978
Evan J. Levitt
2016 AIP (EBITDA)	03/09/2016	71,250	285,000	427,500	570,000	–	–	–	–
2016 AIP (Working Capital)	03/09/2016	35,625	71,250	106,875	142,500	–	–	–	–
Omnibus Incentive Plan	03/09/2016	–	–	–	–	12,777	100,730	27.88	1,424,968
Stephen O. LeClair
2016 AIP (EBITDA)	03/09/2016	67,500	270,000	405,000	540,000	–	–	–	–
2016 AIP (Working Capital)	03/09/2016	33,750	67,500	101,250	135,000	–	–	–	–
Omnibus Incentive Plan	03/09/2016	–	–	–	–	6,052	47,714	27.88	674,975
Margaret M. Newman
2016 AIP (EBITDA)	03/09/2016	64,500	258,000	387,000	516,000	–	–	–	–
2016 AIP (Working Capital)	03/09/2016	32,250	64,500	96,750	129,000	–	–	–	–
Omnibus Incentive Plan	03/09/2016	–	–	–	–	6,478	51,072	27.88	722,481
John A. Stegeman
2016 AIP (EBITDA)	03/09/2016	158,445	633,782	950,672	1,267,563	–	–	–	–
2016 AIP (Working Capital)	03/09/2016	79,223	158,445	237,668	316,891	–	–	–	–
Omnibus Incentive Plan	03/09/2016	–	–	–	–	10,655	84,001	27.88	1,188,312

(1)
The AIP is based on an 80% EBITDA and 20% average working capital target payout weighting. The target payout is 150% of base salary for Mr. DeAngelo, 100% of base salary for Mr. Stegeman and 75% of base salary for our other NEOs. The threshold payout for EBITDA performance is 25% of the target payout. The threshold payout for working capital performance is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. A discussion of the AIP in fiscal 2016 can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 50.

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          Equity-based awards granted to our executive officers are determined based on the intended dollar value to be delivered to provide market competitive grants keyed to the Company's stock price. The grants in March 2016 were in the form of nonqualified stock options (75% of grant value) and restricted stock awards (25% of grant value) that vest in four equal annual installments on each of the

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 58

EXECUTIVE COMPENSATION (continued)

first through fourth anniversaries of the grant date. The March 2016 grants were based on the following percentages of each NEO's fiscal 2016 base salary.

NEO	% of Base Salary at FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	300
Stephen O. LeClair	150
Margaret M. Newman	168
John A. Stegeman	150

          Seventy-five percent (75%) of this amount was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and twenty-five percent (25%) of this amount was then divided by the per share closing stock price on the grant date to determine the number of restricted shares granted. The percentage of base salary amount and the allocation percentage between restricted stock and stock options was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on pages 47-48, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The Stock Plan and stock option or restricted stock agreement governs each stock option and restricted stock award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock. The restricted stock grant on March 9, 2016 vests in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through such date. See "Potential Payments Upon Termination or Change in Control" on pages 61-64 for information regarding the cancellation or acceleration of vesting of restricted stock awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters and Change in Control Agreements

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which contains certain employment and severance arrangements. Each of our NEOs is also party to a change in control agreement. See "Potential Payments Upon Termination or Change in Control" on pages 61-64 for a summary of the material provisions of these arrangements.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 59

EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal 2016 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by our named executive officers at fiscal 2016 year end.

	Option Awards(1)				Stock Awards(2)

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo (CEO)	–	300,424	$27.88	03/09/2026	225,138	9,611,141
	148,800	–	$18.00	06/26/2023	–	–
	110,595	–	$8.30	04/10/2021	–	–
	126,500	–	$8.30	02/03/2020	–	–
	926,250	–	$20.00	02/03/2020	–	–
Evan J. Levitt (CFO)	–	100,730	$27.88	03/09/2026	62,519	2,668,936
	34,562	–	$8.30	04/10/2021	–	–
	11,667	–	$8.30	02/03/2020	–	–
	32,500	–	$20.00	02/03/2020	–	–
Stephen O. LeClair	–	47,714	$27.88	03/09/2026	29,183	1,245,822
	57,200	–	$18.00	06/26/2023	–	–
Margaret M. Newman	–	51,072	$27.88	03/09/2026	32,385	1,382,516
	45,826	–	$8.30	02/03/2020	–	–
John A. Stegeman	–	84,001	$27.88	03/09/2026	54,865	2,342,187
	57,200	–	$18.00	06/26/2023	–	–
	18,826	–	$8.30	04/10/2021	–	–

(1)
Unvested options awards as of the end of fiscal 2016 vest in four equal annual installments on each of the first through fourth anniversaries of the March 9, 2016 grant date, subject to continued employment through the vesting dates.

(2)
Unvested stock awards as of the end of fiscal 2016 vest in four equal annual installments on each of the first through fourth anniversaries of the March 6, 2014, March 10, 2015 and March 9, 2016 grant dates, subject to continued employment through the vesting dates.

Option Exercises and Stock Vested for Fiscal 2016

          The following table sets forth the stock vested and options exercised by the named executive officers during fiscal 2016.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Joseph J. DeAngelo	–	–	76,116	2,148,845
Evan J. Levitt	–	–	21,780	621,142
Stephen O. LeClair	–	–	9,008	252,653
Margaret M. Newman	211,575	3,134,180	10,492	295,991
John A. Stegeman	–	–	17,233	483,411

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 60

EXECUTIVE COMPENSATION (continued)

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2016

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our NEOs.

Potential Payments Upon Termination or Change in Control

Offer Letters

          Pursuant to either their employment offer letters or the Company's current practice, in the event of involuntary termination without cause on January 29, 2017, the last day of fiscal 2016, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would receive up to 24 months of base pay continuation, as follows:

Name	Salary Continuation On Involuntary Termination ($)

Joseph J. DeAngelo (CEO)	2,000,000
Evan J. Levitt (CFO)	950,000
Stephen O. LeClair	900,000
Margaret M. Newman	860,000
John A. Stegeman	1,584,454

          The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

Newman Separation Agreement

          In connection with Ms. Newman's separation on March 11, 2017, she will receive the following separation payments, which are reported in the "All Other Compensation" column of the Summary Compensation Table on page 56 and further explained by footnote to the table. In connection with her separation, Ms. Newman executed a release, non-competition, and non-solicitation agreement, and all post-termination payments are subject to continued compliance with the terms of those agreements.

Name	Severance(1)	Equity(2)	Employee Benefits(3)	Company Car(4)	Tax Gross-Ups(5)

Margaret M. Newman	860,000	934,877	18,592	87,877	98,082

(1)
Represents two years of salary continuation payments.

(2)
Represents the incremental fair value to accelerate vesting of 12,768 options and 1,619 restricted shares, computed in accordance with FASB ASC Topic 718 (the fair value at the modification date minus the fair value of the original award at the modification date plus any unrecognized compensation cost of the original awards at the modification date).

(3)
Represents health insurance continuation coverage, outplacement benefit, laptop, printer and cell phone.

(4)
Represents the purchase of a Company car for less than market value; $87,877 is the cost to the Company to buy out the lease on the car and purchase the vehicle.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 61

EXECUTIVE COMPENSATION (continued)
(5)
Represents tax gross-ups on health insurance continuation coverage, outplacement benefit, purchase of car and laptop, printer, cell phone.

Change in Control Agreements

          Each of our NEOs is party to a change in control agreement with the Company. The agreement provides for an initial three-year term that will automatically renew on an annual basis following the initial term unless either party gives advance notice of termination in accordance with the agreement. In the event of a change in control (as defined in the Stock Plan), the agreement would generally expire no earlier than the second anniversary of such change in control. Contingent upon the executive's execution of a release of claims against the Company, the agreement provides for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination (as defined in the agreement) of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). Payout is also triggered on termination of the executive's employment without cause before a change in control at the direction or request of a person or group contemplating a change in control and a change in control involving such person or group occurs within 12 months of such direction or request. In such event, the agreement also provides for a lump sum cash payment to the executive equal to the intrinsic value of any forfeited equity awards that would have vested had the executive's employment continued through the time immediately following the change in control (subject to certain limitations described in the agreement). The payments described in this paragraph are in lieu of any other severance or salary continuation obligation the Company may have to the executive, but generally do not impact benefits paid under other company plans. In consideration for the compensation provided by the agreement, the executive agrees to comply with customary non-competition and employee customer and vendor non-solicitation restrictive covenants for 24 months after termination, as well as certain customary confidentiality provisions. The Company is responsible for the executive's reasonable attorney fees and costs in defending or prosecuting certain disputes regarding the agreement.

          Pursuant to their change in control agreements, assuming an involuntary or constructive termination on January 29, 2017, the last day of fiscal 2016, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would have received the following compensation:

Involuntary or Constructive Termination in Connection With Change in Control

Name	2x Base Salary	2x Target Bonus	Employee Benefits	TOTAL
	($)	($)	($)

Joseph J. DeAngelo (CEO)	2,000,000	3,000,000	100,000	5,100,000
Evan J. Levitt (CFO)	950,000	712,500	100,000	1,762,500
Stephen O. LeClair	900,000	675,000	100,000	1,675,000
Margaret M. Newman	860,000	645,000	100,000	1,605,000
John A. Stegeman	1,584,454	1,584,454	100,000	3,268,908

Stock Plan

          Under the Stock Plan, an executive's unvested stock options are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable. In the case of a termination for cause (as defined

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 62

EXECUTIVE COMPENSATION (continued)

in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days (for options granted before November 19, 2015, 180 days if the termination was due to death, disability or retirement; for options granted on and after November 19, 2015, two years on termination due to death, disability or retirement and two years from vesting for options that continue to vest after retirement) or, if sooner, prior to the options' normal expiration date). Equity awards granted under the 2013 Plan may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. For options granted before November 19, 2015, the executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement. For options granted on and after November 19, 2015, the executive has two years to exercise options vested at the time of such retirement and two years to exercise options vesting after such retirement. None of our NEOs satisfied the retirement criteria at the end of fiscal 2016. Had a termination of employment without cause occurred at the end of fiscal 2016, other than a termination due to death or disability, based on a closing stock price of $42.69 at the end of fiscal 2016, our NEOs would have received a benefit, assuming the hypothetical exercise of vested stock options on the last day of fiscal 2016, and forfeited unvested stock options and stock awards, in the following amounts. For a termination of employment due to death or disability, all outstanding options and stock awards would vest (resulting in a benefit equal to the sum total of the three columns presented below).

Name	Benefit Assuming Exercise of Vested Options at FYE ($)	Forfeiture of Unvested Options at FYE ($)	Forfeiture of Unvested Stock Awards at FYE ($)

Joseph J. DeAngelo	32,844,182	4,449,279	9,611,141
Evan J. Levitt	2,327,240	1,491,811	2,668,936
Stephen O. LeClair	1,412,268	706,644	1,245,822
Margaret M. Newman	1,575,956	756,376	1,382,516
John A. Stegeman	2,059,694	1,244,055	2,342,187

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the 2013 Plan must fully vest on a participant's involuntary termination of employment without cause or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and stock appreciation rights, the applicable exercise or base price). The Compensation Committee has the ability to prescribe different treatment of awards in the award agreements. We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a significant career with the Company and for the appreciation of stock granted many years before. Had a change in control occurred at the end of fiscal 2016 and the awards were not assumed or replaced with new rights with similar terms, based on a

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 63

EXECUTIVE COMPENSATION (continued)

closing stock price of $42.69 at the end of fiscal 2016, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Name	Accelerated Vesting of Equity on Change in Control ($)

Joseph J. DeAngelo	14,060,421
Evan J. Levitt	4,160,747
Stephen O. LeClair	1,952,467
Margaret M. Newman	2,138,892
John A. Stegeman	3,586,242

          Under the Prior Plan a "change in control" is defined as:

    •
    the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or any affiliates of any of the foregoing;

    •
    the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

    •
    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the 2013 Plan, a "change in control" also includes the following events:

    •
    within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

    •
    the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 64

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the annual report on Form 10-K for the fiscal year ended January 29, 2017 filed with the U.S. Securities and Exchange Commission.

The Compensation Committee:
Kathleen J. Affeldt, Chair John W. Alden Betsy S. Atkins Peter A. Dorsman Patrick R. McNamee

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 65

AUDIT COMMITTEE REPORT

Report of the Audit Committee

          The Audit Committee of our board of directors oversees our financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for expressing an opinion as to the conformity of our consolidated financial statements with U.S. generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting. The Audit Committee has adopted a process for pre-approving services provided by PricewaterhouseCoopers LLP.

          The Audit Committee is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP the scope and results of their audit engagement. In connection with the fiscal 2016 audit, the Audit Committee has:

    •
    Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our annual report on Form 10-K for the fiscal year ended January 29, 2017;

    •
    Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T; and

    •
    Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB regarding their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements and management's report on internal control over financial reporting be included in our annual report on Form 10-K for the fiscal year ended January 29, 2017 for filing with the Securities and Exchange Commission.

          The Audit Committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. In accordance with its charter, the primary purposes of the Audit Committee are to: (a) assist the board in overseeing and monitoring matters relating to: (i) the Company's accounting and financial reporting policies, practices and processes, (ii) the quality and integrity of the Company's financial statements, (iii) the effectiveness of the Company's internal control over financial reporting, (iv) the Company's compliance with legal and regulatory requirements, (v) the qualifications, independence, and performance of the Company's independent auditor and (vi) the capabilities, resources, and performance of the Company's internal audit function; and (b) prepare the report of the Audit Committee required to be included in the Company's annual proxy statement. The Audit Committee is also responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 66

AUDIT COMMITTEE REPORT (continued)

Practices Act policies, procedures and monitoring. The Audit Committee also oversees our procedures governing related person transactions.

          Our board has determined that each of the members of the Audit Committee is independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Rule 10A-3(b)(1) under the Exchange Act, that each member is financially sophisticated, and that Charles W. Peffer is an audit committee financial expert, as defined in Regulation S-K under the Exchange Act. For additional information regarding the experience and qualifications of the members of the Audit Committee, see pages 21-24.

The Audit Committee:
Charles W. Peffer, Chair Patrick R. McNamee James A. Rubright Lauren Taylor Wolfe

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 67

AUDIT MATTERS

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended January 29, 2017 and January 31, 2016 by our independent registered public accounting firm, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2017	FYE2016
Fees Billed	(Fiscal 2016)	(Fiscal 2015)

Audit Fees(1)	$ 3.2 million	$ 3.1 million
Audit-Related Fees	$ 0.0 million	$ 2.6 million
Tax Fees(2)	$ 0.5 million	$ 1.0 million
All Other Fees	$ 0.0 million	$ 0.2 million

TOTAL	$ 3.7 million	$ 6.9 million

  (1)
  Includes fees and expenses for the audit of our annual financial statements, review of our quarterly financial statements, statutory audits of foreign subsidiary financial statements, and services associated with securities filings.

  (2)
  Includes fees and expenses for tax planning, consultation and compliance services.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered certified public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2016 and 2015.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 68

PROPOSAL 1 — ELECTION OF DIRECTORS

          The board has nominated the three persons named below for election as directors at the Annual Meeting to serve until the 2020 annual meeting and until their respective successors are elected and qualify. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Kathleen J. Affeldt	68	2014	Retired, Former VP-HR, Lexmark	Compensation Chair	1	Yes
Peter A. Dorsman	61	2017	Retired, Former EVP, NCR Corporation	Compensation	1	Yes
Peter A. Leav	46	2014	President and CEO, BMC Software	N&CG	0	Yes

          For additional biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 21.

          There are no agreements or arrangements between third parties and any of the nominees that provide for compensation or other payment in connection with the director's candidacy or service as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD
OF EACH OF THE THREE NOMINEES FOR DIRECTOR.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 69

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the year ended January 29, 2017. Upon the recommendation of our Audit Committee, the board has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the year ending January 28, 2018 and to prepare a report on this audit, subject to ratification by our stockholders. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board of directors believes it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee and the board may reconsider the appointment.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 70

PROPOSAL 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

          The Compensation Discussion and Analysis begins on page 41. As discussed there, the board believes that the Company's long-term success depends in large measure on the talents of our associates. The Company's compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The board believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company's executive officers with those of its stockholders.

          This proposal provides stockholders with the opportunity to cast an advisory vote on the Company's executive compensation program.

          The board invites you to review the Compensation Discussion and Analysis beginning on page 41 and the tabular and other disclosures on compensation under Determining Executive Compensation beginning on page 45, and cast a vote either to endorse or not endorse the Company's executive compensation programs through the following resolution:

  "RESOLVED, that stockholders approve the compensation of the Company's named executive officers, including the Company's compensation practices and principles and their implementation, as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement."

          While the vote does not bind the board to any particular action, the board values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ADVISORY APPROVAL
OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 71

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN

          The board recommends that our stockholders approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan (the "Amended Plan"). The Amended Plan authorizes an additional 8,335,779 million shares, plus the 6,664,221 million remaining authorized shares as of the record date, for a total of 15 million shares. The following chart provides the details of the share request:

Stock Options Outstanding as of March 20, 2017 Record Date	4,884,210
Weighted Average Exercise Price of Stock Options Outstanding as of March 20, 2017	$23.506
Weighted Average Remaining Term of Stock Options Outstanding as of March 20, 2017	6.17 years
Outstanding Full Value Awards as of March 20, 2017	1,391,290
Total Equity Awards Outstanding as of March 20, 2017	6,275,500
Shares Available for Grant as of March 20, 2017	6,664,221
Additional Shares Requested	8,335,779
Total Overhang under the Amended Plan	12,939,721
Shares of Common Stock Outstanding as of March 20, 2017	201,728,780
Fully Diluted Shares of Common Stock as of March 20, 2017	223,004,280
Potential Dilution of 8,335,779 Shares as a Percentage of Fully Diluted Shares of Common Stock	3.74%

          Our three-year average burn or grant rate is 1.61%, compared to a 2.99% three-year average burn or grant rate for the Russell 3000 (capital goods) benchmark. Stockholder approval will allow us to grant performance-based awards under the Amended Plan that qualify for tax deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

          Section 162(m) places a limit of $1,000,000 on the amount that may be deducted in any year by a publicly-traded company for compensation paid to its principal executive officer and three other most highly-compensated executive officers other than the principal financial officer (the "Covered Employees"). There is an exception to this limit for certain performance-based compensation. Following a limited transition period that applies after a company first becomes subject to Section 162(m), which transition period for the Company expires on the date of the Annual Meeting, awards will only qualify as performance-based compensation under Section 162(m) if, among other requirements, stockholders have approved certain material terms of the Amended Plan under which the awards are provided.

          So that amounts paid and awards granted under the Amended Plan following the Annual Meeting may be eligible to qualify as performance-based compensation for purposes of Section 162(m), we are submitting the material terms of the Amended Plan for stockholder approval. Obtaining stockholder approval is only one of several conditions that must be satisfied for awards under the Amended Plan to qualify as performance-based compensation, and the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, potentially with retroactive effect. Accordingly, it is possible that awards intended to qualify as performance-based compensation could be determined by the Internal Revenue Service not to so qualify. In addition, the Compensation Committee (the "Committee") may choose to provide awards under the Amended Plan that do not qualify as performance-based compensation.

          A description of the Amended Plan follows, including the terms relating to eligibility, the limitation on the amount that can be paid or granted with respect to an award under the Amended Plan to any one participant with respect to any year, and the performance measures that can be used under the Amended Plan. These are the material terms of the Amended Plan that must be approved by stockholders to satisfy the stockholder approval requirements of Section 162(m). The description of

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 72

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

the Amended Plan is qualified in its entirety by the actual provisions of the Amended Plan, which is attached to this Proxy Statement as Appendix A.

          History.    The Amended Plan is an amendment and restatement of the HD Supply Holdings, Inc. 2013 Omnibus Incentive Plan (the "2013 Plan"), which replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan ("Prior Plan") that was adopted by the board shortly following our separation from Home Depot in August 2007. Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards can be made under that plan. However, awards previously granted under the Prior Plan are unaffected by the termination of the Prior Plan. As of March 20, 2017, there were 2,559,922 nonqualified stock options outstanding under the Prior Plan.

          Purpose of the Plan.    Equity compensation is a key component of our overall compensation program because it links pay with our performance and represents a significant portion of the compensation of our key employees. The value ultimately realized from these awards depends on the long-term value of our common stock over the vesting period. Equity compensation helps us attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depends. We believe that granting equity awards motivates our key employees to think and act like owners, rewarding them when value is created for our stockholders. Approval of the Amended Plan is critical to our ability to continue a key compensation program that is aligned with stockholder interests and that enables us to remain competitive for talent.

          Requested Share Authorization.    The Amended Plan authorizes an additional 8,335,779 million shares, plus the 6,664,221 million remaining authorized shares as of the record date, for a total of 15 million shares of the Company's common stock. This represents 7% of our outstanding shares as of the record date. Shares issued may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, that terminates, is forfeited, or expires for any reason will again be available for the grant of awards. Additionally, any shares that are withheld from issuance to satisfy tax withholding obligations, or shares purchased on the open market with the cash proceeds from the exercise of stock options or stock appreciation rights, will again be available for issuance. The Amended Plan permits us to issue replacement awards to employees of companies acquired by us, but those replacement awards would not count against the share maximum listed above. The fungible share ratio at which full value awards are counted against the authorized share pool is 2.30 to 1, and any shares returned to the pool are returned at the same ratio.

          In determining the number of authorized shares to include under the Amended Plan, the Committee considered several factors, including the importance of continuing our long-standing successful compensation program, anticipated grant practices and the potential dilutive effect that awarding the requested shares may have on current stockholders. Our three-year average burn or grant rate is 1.61%, compared to 2.99% three-year average burn rate of the Russell 3000 (capital goods) benchmark. As of the record date, there were 6,275,500 million shares outstanding under the 2013 Plan and the Prior Plan. The overhang from our equity awards is 2.8%, compared to an overhang for our peer group of 2.5% at the 25th percentile; 3.5% at the 50th percentile and 6.2% at the 75th percentile. We believe that the requested shares represents a reasonable amount of potential equity dilution, provides us with a powerful incentive for key employees to increase the value of the Company for all stockholders and helps us to remain competitive for talent. The requested shares should provide us with the ability to grant equity awards for approximately five years when the Amended Plan must be resubmitted for stockholder approval under the requirements of Section 162(m).

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 73

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Since June 2014, the Company's weighted average diluted shares outstanding has been reduced through share repurchases of approximately 5,155,349 million shares as of the record date using the cash proceeds from the exercise of stock options awards under the 2013 Plan and Prior Plan, thereby offsetting the dilutive effect from the award of shares under our equity compensation plans. The repurchased shares were not returned to the authorized share pool.

          Key Features Protecting Stockholder Interests and Promoting Effective Corporate Governance.    The Amended Plan includes the following features to protect our stockholders' interests and to help ensure effective corporate governance:

    •
    No Evergreen Formula.  The Amended Plan does not contain an "evergreen" formula for calculating the number of shares of our common stock available for issuance under the Amended Plan.

    •
    Fungible Share Counting Design.  The Amended Plan has a fungible share counting design where full value awards count against the authorized share pool at a higher rate than appreciation-only awards. The fungible share ratio at which full value awards are counted against the pool is 2.30 to 1 (e.g., the grant of a full value award, such as restricted stock or restricted stock units, reduces the pool by 2.30 shares and the grant of a stock option or stock appreciation right reduces the pool by one share.)

    •
    No Discounted Stock Options.  The Amended Plan prohibits us from granting stock options or stock appreciation rights with an exercise price less than the fair market value of our common stock on the grant date.

    •
    No Repricing of Stock Options.  The Amended Plan prohibits the repricing of stock options or stock appreciation rights either by payment in cash, amendment of an award agreement or by substitution of a new option award at a lower price.

    •
    No Stock Option Reloads.  The Amended Plan prohibits the grant of stock option reloads.

    •
    Director Compensation Limit.  The Amended Plan provides a $750,000 maximum limit on director compensation (both cash and equity awards) for any board compensation year, which runs between the dates of each annual meeting of our stockholders.

    •
    No Liberal Change in Control Definition.  The Amended Plan does not contain a "liberal" change of control definition (e.g., mergers require consummation). Change in control is defined in the Amended Plan, but generally includes a merger or acquisition involving more than 50% of our common stock or a liquidation or dissolution of the Company or other similar corporate transaction.

    •
    Double Trigger Vesting on a Change in Control Where Awards Honored.  The Amended Plan prohibits accelerated vesting of unvested awards upon a change in control unless the awards are not honored, assumed or substituted with awards at least equal in value to awards outstanding at the time of the change in control. If the awards are honored, assumed or substituted, accelerated vesting occurs only upon involuntary termination without cause or constructive termination within two years after the change in control.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 74

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)
    •
    No Dividend Equivalents on Stock Options or Unvested Awards.  The Amended Plan prohibits the payment of dividend equivalents on stock options and stock appreciation rights. Dividends or dividend equivalents on unvested awards are paid only upon the vesting of the underlying award.

    •
    Clawback of Awards.  The Amended Plan provides that if we restate our financial statements, awards are subject to our general clawback policy described on pages 54-55, and they are also subject to clawback to the extent required by applicable law.

    •
    Granting of Performance Awards.  The Committee may grant performance-based awards intended to qualify as tax deductible performance-based compensation under Section 162(m), as well as other performance-based awards.

    •
    Independent Committee Administration.  The Amended Plan is administered by the Committee, whose members are independent under NASDAQ rules and satisfy the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m).

    •
    Stock Ownership and Holding Period Requirements.  Our directors must own 3x their annual cash retainer in company stock within five years of their appointment to the board. Our CEO (Mr. DeAngelo) must own 5x base salary, our chief financial officer and business unit leaders 3x base salary (Messrs. Levitt, LeClair and Stegeman) and our functional leaders (General Counsel) 1x base salary by July 2018, or if later, five years from becoming an executive officer subject to the policy. Our directors and executives officers must hold at least 50% of their vested shares until the requirements are satisfied, and must hold sufficient shares to satisfy the requirements on an ongoing basis. We expect that all directors, other than Mr. Dorsman and Ms. Taylor Wolfe who joined the board in March 2017, will satisfy the ownership guidelines as of the Annual Meeting. All of our executive officers currently satisfy the stock ownership guidelines

          Eligibility.    Any employee, director or consultant of the Company or any of its subsidiaries is eligible to participate in the Amended Plan if selected by the Committee, in its sole discretion, to receive an award. Historically, only director-level associates and above who can make a significant impact on the growth and performance of the Company's business have received awards. As of the end of fiscal 2016, there were 195 U.S. and Canada director-level and above associates eligible to participate in the Amended Plan. Award grants under the Amended Plan to the nine independent members of our board of directors (eight after Mr. Alden's retirement effective May 17, 2017) are made pursuant to our Board of Directors Compensation Policy described on pages 38-40, subject to the director pay maximum discussed above. The Committee has delegated to our CEO authority to make award grants to below director-level associates who are not otherwise eligible to participate in the Company's annual broad-based equity grant for special recognition for superior performance (e.g., exceeding sales or similar targets), subject to certain delegation limitations. As of the end of fiscal 2016, there were 13,729 below director-level associates who are eligible to receive a CEO award grant. During fiscal 2016, the CEO made grants of 86,601 restricted shares to 49 below director-level associates based on performance.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 75

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Administration.    The Committee has the authority to interpret the terms and conditions of the Amended Plan, to determine eligibility for and terms of awards for participants, and to make all other determinations necessary or advisable for the administration of the Amended Plan. Each member of the Committee is independent under NASDAQ rules and is a "non-employee director" as defined by Rule 16b-3 under Exchange Act, and an "outside director" as defined by Section 162(m). The Committee has the authority, subject to the express terms of the Amended Plan, to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, disability, death or other termination of a participant's employment with us, and to construe and interpret the Amended Plan in case of disputes involving awards or otherwise. The Committee also has the authority to grant awards in substitution for, or as the result of the assumption of, stock incentive awards held by employees of other entities who become employees of us or a subsidiary as a result of a merger or acquisition. To the extent permitted by law and the provisions of the Amended Plan, the Committee may delegate to any officer of the Company authority to administer and interpret procedural aspects of the Amended Plan.

          Plan Awards.    The Amended Plan authorizes the grant of stock options, which may be either incentive stock options or nonqualified stock options; stock purchase rights; restricted stock; restricted stock units; performance shares; performance units; stock appreciation rights; dividend equivalents; deferred share units; and other stock-based awards. These awards are generally discussed below. Participants receive an award agreement, which may be in electronic form, when they are granted an award under the Amended Plan. In the award agreement, the Committee specifies important terms and conditions of the individual award, which, depending on the type of award, may include provisions for vesting, the effect of termination of employment on awards, confidentiality, noncompetition, nonsolicitation, and other restrictions or contingencies. Historically, we have required executives to enter into noncompetition, nonsolicitation, and confidentiality agreements as a condition to receiving an equity award. Unless otherwise provided by the terms of the Amended Plan, the Committee in its discretion may waive any term and condition of any such award and reduce the restriction period.

          The Company's common stock is traded on NASDAQ. The closing stock price on the March 20, 2017 record date was $41.14 per share.

          Stock Options.    A stock option is a right to purchase shares of our common stock at a specified price (the exercise price). Options may be incentive stock options or nonqualified stock options. An incentive stock option is an option that meets the requirements of Code Section 422, and a nonqualified option is an option that does not meet those requirements. The exercise price of an option will be determined by the Committee, but cannot be less than the closing stock price on the grant date or the preceding trading day if no sales of our common stock were reported on the grant date. The participant must pay the exercise price of any stock option in full at the time a stock option is exercised. The payment may be in cash or, if allowed by the Committee and elected by the participant, through a broker-assisted cashless exercise program. Also, if allowed by the Committee, the participant may tender previously-owned shares of our common stock or shares of our common stock issuable upon exercise of the stock option. Generally, all options expire on the tenth anniversary of the grant date, or upon or shortly following a termination of employment (as described below under "Termination of Employment"). Except as provided above, the terms and conditions and limitations applicable to any stock options, including the term of any stock option and the date or dates upon which they become exercisable, will be determined by the Committee at the time of the grant.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 76

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Restricted Stock and Restricted Stock Units.    Restricted stock is an award of our common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A restricted stock unit is a unit, equivalent in value to a share of our common stock, credited by means of a bookkeeping entry in our books to a participant's account, which is generally settled in stock upon vesting. The Committee will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted period for all or a portion of the award, and the restrictions applicable to the award. Restricted stock and restricted stock units granted under the Amended Plan will vest based on a minimum period of service or the occurrence of events specified by the Committee at the time of the grant consistent with the terms of the Amended Plan. An award of restricted stock is an award of actual shares of our common stock subject to restrictions and forfeiture. A restricted stock unit represents the right to receive one share of our common stock, subject to restrictions and forfeiture. Restricted stock units provide more award flexibility with respect to awards made to our non-U.S. participants. The Committee may grant restricted stock or restricted stock units which are subject to performance objectives.

          Performance Shares and Performance Units.    A performance share is a right to receive a specified number of shares of our common stock after the grant date subject to the achievement of pre-determined performance conditions. A performance unit is a unit, equivalent in value to a share of our common stock, which represents the right to receive a share of our common stock or the equivalent cash value of a share of our common stock if predetermined performance goals have been achieved. The Committee will determine whether a performance award is intended to qualify as performance-based compensation under Section 162(m) at the time of the grant. The Committee also has the discretion to establish other terms, conditions and restrictions applicable to performance awards.

          Deferred Share Units.    A deferred share unit is a unit credited to a participant's account in our books that represents the right to receive a share of our common stock or the equivalent cash value of a share of our common stock upon a predetermined settlement date. Deferred share units may be granted by the Committee independent of other awards or compensation. The shares of our common stock underlying a participant's deferred share unit, its monetary equivalent, or a combination of cash and shares will be issued on the date specified in the applicable award agreement.

          Stock Appreciation Rights.    A stock appreciation right is the right to a payment, in cash, in shares of our common stock, or a combination of cash and shares, equal to the amount by which the market value of a share of our common stock exceeds the exercise price of the stock appreciation right. Stock appreciation rights may be granted in tandem with options or on their own. Tandem stock appreciation rights will generally have terms and conditions substantially similar to the options with which they are granted.

          Dividend Equivalents.    A dividend equivalent is the right to receive payments in cash or in stock based on dividends paid with respect to shares of our common stock. Dividend equivalents may be granted in tandem with another award or as freestanding awards at such time and on such terms and conditions as the Committee shall determine, provided that no dividend equivalent may be paid on stock options or unvested awards. Dividend equivalents will be forfeited if the holder resigns or is discharged from the employ of the Company or a subsidiary before the award vests. Currently, the Company does not pay dividends.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 77

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Section 162(m) "Qualified Performance-Based Compensation" Awards.    The Amended Plan provides for the grant of performance-based awards that may be denominated in, or payable in, cash or our common stock. Performance-based awards confer rights valued by the Committee and payable to (or exercisable by) the participant when the participant achieves performance goals during a specified performance period. The Committee establishes the performance goals that must be satisfied in order for a participant to receive an award for a performance period or for an award of performance shares or performance units to be earned or vested. At the discretion of the Committee, the performance metrics for awards that are intended to qualify for tax deductibility as qualified performance-based awards under Section 162(m) are any one or more of the following (each as determined in accordance with U.S. generally accepted accounting principles where applicable and with such adjustments as set forth in the Amended Plan):

(1)	net or operating income (before or after taxes)	(2)	earnings before interest, taxes, depreciation, and/or amortization ("EBITDA")
(3)	EBITDA excluding charges for stock compensation, restructurings and impairments ("Adjusted EBITDA"), operating leverage, Adjusted EBITDA growth/sales growth, or Adjusted EBITDA as defined in the Company's Annual Report on Form 10-K for any fiscal year	(4)	basic or diluted earnings per share or improvement in basic or diluted earnings per share
(5)	sales (including, but not limited to, total sales, net sales or revenue growth, sales in excess of market growth)	(6)	net operating profit
(7)	financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)	(8)	cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment, cash conversion, pre-tax pre-interest cash flow/Adjusted EBITDA)
(9)	productivity ratios (including but not limited to measuring liquidity, profitability or leverage)	(10)	share price (including, but not limited to, growth measures and total stockholder return)
(11)	expense/cost management targets	(12)	margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins)
(13)	operating efficiency	(14)	market share or market penetration
(15)	customer targets (including, but not limited to, customer growth or customer satisfaction)	(16)	working capital targets or improvements
(17)	economic value added	(18)	balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA)
(19)	workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals)	(20)	implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation
(21)	comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria	(22)	in the case of (A) persons who are not "covered employees" under Section 162(m) or (B) awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Committee

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 78

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          All performance measures are to be objectively determinable. To the extent measures are expressed in standard accounting terms, measures will be according to U.S. generally accepted accounting principles, where applicable.

          Performance goals may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, or products and may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies, or (v) other external measures of the selected performance criteria. Any performance objective may measure performance on an individual basis, as appropriate. The Committee may provide for a threshold level of performance below which no shares or compensation will be granted or paid in respect of performance shares or performance units, and a maximum level of performance above which no additional shares or compensation will be granted or paid in respect of performance shares or performance units, and it may provide for differing amounts of shares or compensation to be granted or paid in respect of performance shares or performance units for different levels of performance. When establishing performance goals for a performance cycle, the Committee may determine that any or all unusual and/or infrequently occurring or nonrecurring items as determined under U.S. generally accepted accounting principles and the cumulative effects of accounting changes shall be excluded from the determination as to whether the performance goals have been met. Except in the case of awards to "covered employees" intended to be performance-based compensation under Section 162(m), the Committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          Capital Adjustments.    The number of shares of our common stock, other property or cash covered by outstanding awards, the number and type of shares authorized for issuance under the Amended Plan, the exercise or purchase price of each outstanding award, and the other terms and conditions of outstanding awards will be subject to adjustment in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spinoff, liquidation or dissolution of the Company or other similar transaction affecting our common stock.

          Award Limits.    Section 162(m) requires that the Amended Plan set forth the limitation on the amount that can be paid or granted with respect to an award under the Amended Plan to any one participant with respect to any year. The number of shares of our common stock and amount of cash that may be granted or paid to an individual participant with respect to awards that are intended to qualify as performance-based compensation pursuant to Section 162(m) are limited as follows:

    •
    Performance-Based Share Maximum:  We may not grant more than 1,500,000 performance shares, shares of performance-based restricted stock, performance-based restricted stock units or performance-based dividend equivalents to any participant in any calendar year;
    •
    Option and Share Maximum:  We may not grant more than 2,500,000 stock options, stock appreciation rights or other awards based solely on the increase in the value of our common stock to any participant in any calendar year; and
    •
    Cash Maximum:  We may not grant performance units, or any other performance-based award settled in cash to any participant in any calendar year with a value of more than

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 79

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

      $5,000,000 (or the equivalent of such amount denominated in the participant's local currency).

          These maximums award limits are not intended to reflect the anticipated level of future awards. For comparison, our CEO's equity award in fiscal 2016 was 38,109 restricted shares and 300,424 stock options.

          Employment Termination.    Except as otherwise determined by the Committee, in the event a participant's employment terminates for any reason other than cause, as defined in the Amended Plan, all unvested awards will be forfeited and all options and stock appreciation rights that are vested and exercisable will remain exercisable until (i) the second anniversary of the termination date, in the case of death, disability or retirement at normal retirement age, (ii) the second anniversary of the post-termination vesting date for awards vesting after retirement at normal retirement age, (iii) the ninety-day anniversary of the termination date in the case of any other termination (or the expiration of the award's term, whichever is earlier), provided that, if exercise of an award is prohibited by law or Company policy, such as insider trading laws, the expiration of an option or stock appreciation right may be extended for thirty days beyond the lapse of any such prohibitions.

          Awards Not Transferable.    Unless otherwise agreed to in writing by the Committee, awards are not transferable or assignable by participants other than by will, by the laws of succession, or with the Company's consent.

          Duration and Amendment or Termination of the Plan.    The Amended Plan has a term of ten years from the date of stockholder approval. The Committee may amend, suspend or terminate the Amended Plan at any time, provided that no amendment may increase the limits on the total number of shares of stock that may be issued under the Amended Plan or issued to any individual (other than as specifically permitted by the Amended Plan), modify the class of persons eligible for participation in the Amended Plan or materially modify the Amended Plan in any other way that would require stockholder approval under applicable law.

U.S. Federal Income Tax Consequences

          The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of plan awards and the disposition of shares of common stock acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

          Stock Options.    No income will be realized by a participant upon grant of an option and no income will be realized by a participant upon vesting of an option. Upon the exercise of an option that does not qualify as an incentive stock option (a "nonqualified stock option"), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price, and the participant's tax basis will equal the sum of the compensation income recognized and the exercise price. Generally, the Company will be able to deduct this same amount for U.S. federal income tax purposes. In the event of

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 80

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

a sale of shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year. Holders of incentive stock options will generally incur no federal income tax liability upon exercise of those options. However, the spread at exercise will be an item of tax preference, which may give rise to alternative minimum tax liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of the grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of the grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes.

          Stock Appreciation Rights.    No income will be realized by a participant upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the stock appreciation right. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Code Sections 280G and 162(m) for compensation paid to certain executives designated in those sections.

          Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Code Section 83(b). On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) to be taxed at the time of the grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of the grant equal to the difference between the fair market value of the shares on the date of the grant over the amount the participant paid for such shares, if any. The Company would be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes at the same time as it is recognized by the participant, but such deduction may be limited under Section 162(m) for compensation paid to certain executives.

          Restricted Stock Units.    A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company would be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Section 162(m) for compensation paid to certain executives.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 81

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Performance Shares and Units.    Performance shares and performance units generally are subject to tax at the time of vesting or payment. The Company generally will have (at the time the participant recognizes income) a corresponding deduction.

          Dividend Equivalents, Deferred Share Units, and Other Awards.    Dividend equivalents and deferred share units generally are subject to tax at the time shares of common stock or cash is distributed to the participant. The Company generally will have (at the time the participant recognizes income) a corresponding deduction.

          Plan Benefits.    No determination has been made with respect to the grant of any future awards under the Amended Plan. The amounts reported in the following table represent fiscal 2016 awards made under the 2013 Plan.

Name and Position	Dollar Value ($)	Number of Units (#)

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer(1)	4,249,978	338,533
Evan J. Levitt, Senior Vice President, Chief Financial Officer(1)	1,424,968	113,507
Stephen O. LeClair, President, HD Supply Waterworks(1)	674,975	53,766
Margaret M. Newman, Senior Vice President, Chief People Officer(1)	722,481	57,550
John A. Stegeman, Executive President, HD Supply; President, HD Supply Construction & Industrial — White Cap(1)	1,188,312	94,656
Executive Group(1)	8,508,189	674,113
Non-Executive Director Group(2)	899,930	27,090
Non-Executive Officer Employee Group(3)	22,009,588	1,250,474

(1)
The dollar value for our named executive officers is the aggregate grant date fair value of fiscal 2016 stock and option awards computed in accordance with FASB ASC Topic 718, and the reported number of units is the related number of underlying stock award and option shares, as reported in the Grants of Plan-Based Award table on page 58.

(2)
The reported dollar value for our non-executive director group is the grant date fair value of fiscal 2016 stock awards computed in accordance with FASB ASC Topic 718, and the reported number of units is the related number of underlying award shares, as reported in the 2016 director compensation table on page 38.

(3)
The reported dollar value for our non-executive officer employee group represents the aggregate grant date fair value of fiscal 2016 stock and option awards computed in accordance with FASB ASC Topic 718, and the reported number of units is the related number of underlying stock and option shares. The number represents awards made and does not take into account subsequent cancellations or forfeitures.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 82

PROPOSAL 4 – APPROVAL OF AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (continued)

          Equity Compensation Plan Information.    The following table sets forth aggregate information regarding the Company's equity compensation plans as of the end of fiscal 2016:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,162,901	$19.42	9,495,175
Equity compensation plans not approved by security holders	—	—	—
Total	4,162,901	$19.42	9,495,175

(1)
Included are 1,536,552 options outstanding under the 2013 Plan, which has been amended and restated and presented for stockholder approval herein, and 2,626,349 options outstanding under the Prior Plan. Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards can be made under the Prior Plan. However, awards previously granted under the Prior Plan are unaffected by the termination of the Prior Plan. The Prior Plan and the 2013 Plan were approved by our stockholders before the effective date of the Company's initial public offering in June 2013.

(2)
Included are 7,822,259 shares remaining available for grants under the 2013 Plan and 1,672,916 under the HD Supply Holdings, Inc. Employee Stock Purchase Plan. The Employee Stock Purchase Plan was approved by our stockholders before the effective date of the Company's initial public offering in June 2013. Information regarding our equity plans can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8 — Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 29, 2017.

          Board of Directors Recommendation.    The board believes that it is in the best interests of the Company and its stockholders to obtain stockholder approval of the Amended Plan so that we may grant awards that qualify as performance-based compensation for purposes of Section 162(m), and so that we may continue a key compensation plan that is aligned with stockholders interests and that is critical to attract and retain the best executive talent. Approval of the plan requires the affirmative vote of a majority of votes cast. Abstentions have the effect of being counted as a vote "against" the plan. Broker non-votes are not treated as votes cast, so they do not have an effect on the vote. If we receive stockholder approval, the plan will become effective on May 17, 2017. If we do not receive stockholder approval, the Amended Plan will not go into effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR APPROVAL OF
AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 83

PROPOSAL 5 — APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS

          The board recommends that stockholders approve the HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers. We are seeking approval to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code.

          Section 162(m) places a limit of $1,000,000 on the amount that may be deducted in any year by a publicly-traded company for compensation paid to its principal executive officer and three other most highly-compensated executive officers other than the principal financial officer (the "Covered Employees"). There is an exception to this limit for certain performance-based compensation. Following a limited transition period that applies after a newly public company first becomes subject to Section 162(m), which transition period for the Company expires on the date of the Annual Meeting, awards will only qualify as performance-based compensation under Section 162(m) if, among other requirements, stockholders have approved certain material terms of the plan under which the awards are provided.

          So that amounts paid under the plan following the Annual Meeting may be eligible to qualify as performance-based compensation for purposes of Section 162(m), we are submitting the material terms of the plan for stockholder approval. Obtaining stockholder approval is only one of several conditions that must be satisfied for awards under the plan to qualify as performance-based compensation, and the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, potentially with retroactive effect. Accordingly, it is possible that awards intended to qualify as performance-based compensation could be determined by the Internal Revenue Service not to so qualify. In addition, the Compensation Committee (the "Committee") may choose to provide awards under the plan or other arrangement that do not qualify as performance-based compensation.

          Following is a description of the plan, including the terms relating to eligibility, the limitation on the amount that can be paid with respect to an award under the plan to any one participant with respect to any performance period, and the performance measures that can be used under the plan. These are the material terms of the plan that must be approved by stockholders to satisfy the stockholder approval requirements of Section 162(m). The description of the plan is qualified in its entirety by the actual provisions of the plan, which is attached to this Proxy Statement as Appendix B.

          Plan History.    The plan first became effective on July 2, 2013 at the time of our initial public offering. Our board of directors has adopted the amended and restated plan, subject to stockholder approval at the Annual Meeting.

          Purpose of the Plan.    The primary purpose of the plan is to provide incentive compensation in the form of short-term cash incentives for achievement of specific pre-established performance objectives and to continue to motivate participating executive officers to achieve their business goals, thereby increasing overall Company profitability and the enhancement of stockholder value. It is intended that awards under the plan may qualify as "performance-based compensation" for purposes of Section 162(m), if such qualification is desired.

          Eligibility.    The plan limits eligibility to our executive officers. For this purpose, the term "executive officers" is defined by reference to the definition of executive officer in Rule 3b-7 under the Exchange Act, which defines executive officers as the president, any vice president of the company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the company. Executive officers of subsidiaries may be deemed executive officers

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 84

PROPOSAL 5 — APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS (continued)

of the Company if they perform such policy making functions for the Company. Currently, there are five executive officers who would be eligible to be selected for participation in the plan. Our Committee selects from the eligible group those to whom awards will be made.

          Plan Administration.    The plan is administered and interpreted by the Committee. Each member of the Committee is independent under NASDAQ rules and is a "non-employee director" as defined by Rule 16b-3 under the Exchange Act, and an "outside director" as defined by Section 162(m). The Committee approves the plan's participants, the applicable performance targets, and the other key terms of the awards. To the extent permitted by law and the provisions of the plan, the Committee may delegate to any officer of the Company authority to administer and interpret procedural aspects of the plan.

          Description of Awards.    Incentive awards under the plan are based upon performance measured against pre-established performance targets over a specified performance period. The performance period used for awards is generally the fiscal year; however, the Committee may approve a different period. Within the first ninety days of the applicable performance period or, if sooner, prior to the time 25% of the relevant performance period has elapsed, the Committee must establish, in writing, the performance targets applicable to each participant with respect to that performance period. The performance targets are based upon one or more performance measures and are expressed as an objective formula to be used in calculating the amount of the incentive award the participant will be eligible to receive at various levels of achievement. Performance targets are established at the discretion of the Committee and can be expressed in absolute terms, as a goal relative to performance in prior periods, as a goal compared to the performance of comparable companies or as an index covering multiple companies or in such other way as the committee prescribes. The terms of the awards may vary from year to year and from participant to participant. The Committee may not increase the amount earned by a participant under the plan, but it may reduce or eliminate the amount earned.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 85

PROPOSAL 5 — APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS (continued)

          Performance Measures.    Performance measures are based upon one or more of the following factors:

(1) net or operating income (before or after taxes)	(2) earnings before interest, taxes, depreciation, and/or amortization ("EBITDA")
(3) EBITDA excluding charges for stock compensation, restructurings and impairments ("Adjusted EBITDA"), operating leverage, Adjusted EBITDA growth/sales growth, EBITDA excluding charges for stock compensation, restructurings and impairments ("Adjusted EBITDA"), operating leverage, Adjusted EBITDA growth/sales growth, or Adjusted EBITDA as defined in the Company's Annual Report on Form 10-K for any fiscal year	(4) basic or diluted earnings per share or improvement in basic or diluted earnings per share
(5) sales (including, but not limited to, total sales, net sales or revenue growth, sales in excess of market growth)	(6) net operating profit
(7) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)

(8)   cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment, cash conversion, pre-tax pre-interest cash flow/Adjusted EBITDA)

(9) productivity ratios (including but not limited to measuring liquidity, profitability or leverage)	(10) share price (including, but not limited to, growth measures and total stockholder return)
(11) expense/cost management targets	(12) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins)
(13) operating efficiency	(14) market share or market penetration
(15) customer targets (including, but not limited to, customer growth or customer satisfaction)	(16) working capital targets or improvements
(17) economic value added

(18) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA)

(19) workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals)

(20) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation

(21) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria

(22) in the case of (A) persons who are not "covered employees" under Section 162(m) or (B) awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Committee

          All performance measures are to be objectively determinable. To the extent measures are expressed in standard accounting terms, measures will be according to U.S. generally accepted accounting principles, where applicable.

          Certification of Awards.    Following each performance period, the Committee must certify in writing the degree to which the performance targets for each performance period have been achieved and the applicable amount to which the participant might be entitled. In establishing performance

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 86

PROPOSAL 5 — APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS (continued)

targets and performance measures and in calculating the degree of achievement thereof, the Committee may ignore items unusual in nature and/or infrequently occurring, changes in accounting standards, losses or gains arising from discontinued operations, foreign exchange gains or losses, litigation reserves, judgments and settlements, mark-to-market gains or losses, and other adjustments set forth in the plan that satisfy the requirements for deductibility under Section 162(m). The Committee may not increase the amount of any participant's incentive award as so determined to the extent such incentive award is intended to qualify as performance-based compensation, but it may reduce the amount or totally eliminate any such incentive award if it determines in its absolute and sole discretion that such action is appropriate in order to reflect the participant's performance or unanticipated factors during the performance period.

          Limitation on Award Amounts.    The plan limits the amount that can be paid with respect to awards under the plan to any one participant with respect to any performance period to $5,000,000.

          Payment of Awards.    If an award is earned, payment is made in cash as soon as practicable, and in any event no later than 2 1/2 months after the end of the performance period. Amounts payable may be prorated or eliminated, at the discretion of the Committee, in the event that the participant is not an employee on the last day of the performance period, provided that a prorated payment of any amount earned based on actual performance is payable on termination due to death, disability or retirement at or after age 62 with at least five year of continuous service with the Company. In the event of death, a prorated payment of any amount earned is made to the participant's surviving spouse or domestic partner, or, if none, to the participant's estate if a legal representative has been appointed.

          Amendment and Termination of the Plan.    The plan may be amended or terminated by the board or the Committee, except that no such action shall be taken without stockholder approval to the extent necessary to continue to qualify the amounts payable to Covered Employees as performance-based compensation for purposes of Section 162(m).

          Section 409A.    The plan contains provisions regarding interpretation of the plan and compliance with Section 409A of the Internal Revenue Code, to the extent applicable.

          Future Awards.    Since the determination of whether awards will be made and, if awards are made, the selection of plan participants and the key terms of the awards made, including performance targets, performance periods and performance measures are established each year in the discretion of the Committee, it cannot be determined at this time what amounts, if any, will be paid in the future.

          Awards Contingent upon Stockholder Approval.    The annual incentive awards relating to performance in fiscal 2017 (payable in 2018) for executive officers who have been determined might be subject to Section 162(m) have been approved by the Committee, but their awards are conditioned upon stockholder approval of the material terms of the plan at the Annual Meeting. Consequently, these awards will only be paid if stockholders approve the material terms of the plan at the Annual Meeting.

          The amounts that will be paid with respect to the fiscal 2017 performance period that are subject to stockholder approval of the material terms of the plan cannot be determined at this time, as the amounts earned will depend on performance in 2017, and the Committee may choose, in its sole discretion, to reduce the amounts earned. However, the following table sets forth with respect to the 2017 awards that are subject to stockholder approval (i) the fiscal 2017 target award opportunities that

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 87

PROPOSAL 5 — APPROVAL OF HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS (continued)

were approved by the Committee and (ii) the amounts that would be earned if target-level performance is achieved for fiscal 2017.

HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers

Name and Position	Fiscal 2017 Target Award Opportunity ($)

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer	1,500,000
Evan J. Levitt, SVP, CFO and Chief Administrative Officer(1)	391,875
Stephen O. LeClair, President, HD Supply Waterworks	347,625
John A. Stegeman, Executive President, HD Supply; President, HD Supply Construction & Industrial – White Cap	792,227
Dan S. McDevitt, General Counsel and Corporate Secretary	175,725
Executive Group	3,207,452
Non-Executive Director Group(2)	–
Non-Executive Officer Employee Group(3)	–

  (1)
  Chief Financial Officers are not "covered persons" for purposes of Section 162(m).

  (2)
  Non-Executive Directors do not receive awards under the plan.

  (3)
  Non-Executive Officers do not receive awards under the plan.

          Board of Directors Recommendation.    The board believes that it is in the best interests of the Company and its stockholders to obtain stockholder approval of the material terms of the plan so that we may grant awards under the plan that may qualify as performance-based compensation for purposes of Section 162(m). The board is therefore asking the stockholders to approve, for purposes of Section 162(m), the material terms of the plan set forth above. The approval of the plan requires that a majority of votes cast be "for" approval. Abstentions will have the effect of being counted as a vote "against" the plan. Broker non-votes are not treated as votes cast, so they will not have an effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR APPROVAL OF THE
HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE
PLAN FOR EXECUTIVE OFFICERS.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 88

OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the U.S. Securities and Exchange Commission (the "SEC"). These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during fiscal 2016 with all applicable Section 16(a) filing requirements.

Solicitation of Proxies

          We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. In addition, we have retained D.F. King & Co. to assist in the solicitation of proxies for the Annual Meeting at a fee of $6,000, plus associated costs and expenses.

Stockholder Proposals or Stockholder Nominations for Director at 2018 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2018 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than December 1, 2017 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board of directors at the 2018 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2018 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2018 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 no later than the close of business on February 16, 2018. However, if the date of our 2018 annual meeting occurs more than 30 days before or 70 days after May 17, 2018, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary by the later of (a) the close of business on the 90th day before the date of the 2018 annual meeting and (b) 10 days after public announcement of the date of meeting. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/index.cfm.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 89

OTHER INFORMATION FOR STOCKHOLDERS (continued)

2016 Annual Report to Stockholders

          A copy of our annual report on Form 10-K for the fiscal year ended January 29, 2017 is available free of charge at http://www.astproxyportal.com/ast/18392/.

Other Business

          Our board of directors is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Dan S. McDevitt and James F. Brumsey (with full power of substitution) are your appointed representatives at the Annual Meeting and will vote in accordance with their best judgment and as permitted by applicable law.

HDS Notice of Annual Meeting and 2017 Proxy Statement – Page 90

APPENDIX A

HD SUPPLY HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN

          (As Amended and Restated Effective May 17, 2017)

ARTICLE I
PURPOSES

          HD Supply Holdings, Inc. (the "Company") has adopted this HD Supply Holdings, Inc. Omnibus Incentive Plan, as amended and restated effective May 17, 2017, for the following purposes:

          (1)   To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to employees, consultants and directors of the Company and its Subsidiaries, who have been or will be given responsibility for the management or administration of the Company's (or one or more of its Subsidiaries') business affairs, by assisting them to become owners of Company Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

          (2)   To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional and managerial employees, consultants and directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Company Common Stock pursuant to the Awards granted hereunder.

          The Plan is an amendment and restatement of the HD Supply Holdings, Inc. 2013 Omnibus Incentive Plan, which has been renamed the HD Supply Holdings, Inc. Omnibus Incentive Plan (the "Plan"), effective May 17, 2017, provided that the Company's stockholders approve the amended and restated Plan on such date.

ARTICLE II
DEFINITIONS

          Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

          Section 2.1    "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

          Section 2.2    "Alternative Award" shall have the meaning set forth in Section 14.1.

          Section 2.3    "Applicable Laws" shall mean the requirements relating to the administration of stock option, restricted stock, restricted stock unit and other equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

          Section 2.4    "Award" shall mean any Option, Stock Purchase Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, SAR, Dividend Equivalent, Deferred Share Unit or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

          Section 2.5    "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award and setting forth the terms and conditions of the Award, including through an electronic medium. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant's acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein. In the event of any inconsistency or conflict between the express terms of the Plan and the express terms of an Award Agreement, the express terms of the Plan shall govern.

          Section 2.6    "Base Price" shall have the meaning set forth in Section 2.48.

          Section 2.7    "Board" shall mean the Board of Directors of the Company.

          Section 2.8    Cause" shall mean: (a) if the Participant is party to an effective employment, consulting, severance or other similar agreement with the Company or a Subsidiary, and such term is defined therein, "Cause" shall have the meaning provided in such agreement; (b) if the applicable Participant is not a party to an effective employment, consulting, severance or other similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or other similar agreement, then "Cause" shall mean, as determined by the Committee in its sole discretion, the Participant's (i) willful misconduct or gross negligence in connection with the performance of the Participant's material employment-related duties for the Company or any of its Subsidiaries; (ii) conviction of, or a plea of guilty or nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) engaging in any business that directly or indirectly competes with the Company or any of its Subsidiaries; or (iv) disclosure of trade secrets, customer lists or confidential information of the Company or any of its Subsidiaries to any unauthorized Person; (v) engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its Subsidiaries, including, but not limited to by way of damage to the Company's or Subsidiary's reputation or public standing or material violation of any Company policy; or (vi) failure to reasonably cooperate with the Company in any internal investigation or administrative, regulatory or judicial proceeding, after notice thereof from the Board or the Committee to the Participant and a reasonable opportunity for the Participant to cure such non-cooperation. The Participant's employment shall be deemed to have terminated for Cause if, after the Participant's employment or service has terminated, facts and circumstances are discovered that would have justified a termination for Cause. For purposes of the Plan, no act or failure to act on the Participant's part shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that such action or omission was in the best interests of the Company.

          Section 2.9    "Change in Control" shall mean the first to occur of any of the following events after the Effective Date, whether such event occurs as a single transaction or as a series of related transactions:

            (a)   the acquisition, directly or indirectly, by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than 50% of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or any Affiliates of the foregoing;

            (b)   the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were holders of voting securities of the Company immediately prior to such merger, consolidation, or other similar transaction do not immediately thereafter, beneficially own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

            (c)   within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board, provided that any director elected or nominated for election to the Board by a majority of the Incumbent Directors still in office shall be deemed to be an Incumbent Director for purpose of this clause (c);

            (d)   the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event; or

            (e)   the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company;

in each case, provided that, as to Awards subject to Section 409A, such event also constitutes a "change in control" within the meaning of Section 409A. In addition, notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

          Section 2.10    "Code" shall mean the Internal Revenue Code of 1986, as amended.

          Section 2.11    "Committee" shall mean the Compensation Committee of the Board, which shall consist of two or more members, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3, as promulgated under the Exchange Act, and an "outside director" within the meaning of Section 162(m).

          Section 2.12    "Company" shall mean HD Supply Holdings Inc., a Delaware corporation, and any successor.

          Section 2.13    "Company Common Stock" shall mean the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

          Section 2.14    "Competitive Activity" shall mean a Participant's material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information, or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Subsidiaries is a party.

          Section 2.15    "Consultant" shall mean any natural person who is engaged by the Company or any of its Subsidiaries to render consulting or advisory services to such entity.

          Section 2.16    "Corporate Event" shall mean, as determined by the Committee in its sole discretion, any transaction or event described in Section 4.4(a) or any unusual or infrequently occurring or nonrecurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

          Section 2.17    "Deferred Share Unit" shall mean a unit credited to a Participant's account in the books of the Company under Article X, each of which represents the right to receive one Share or cash equal to the Fair Market Value thereof on settlement of the account.

          Section 2.18    "Director" shall mean a member of the Board or a member of the board of directors of any Subsidiary of the Company.

          Section 2.19    "Disability" shall mean (x) for Awards that are not subject to Section 409A, "disability" as such term is defined in in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant and (y) for Awards that are subject to Section 409A, "disability" shall have the meaning set forth in Section 409A(a)(2)(c); provided that, with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, "Disability" shall have the meaning, if any, specified in such agreement.

          Section 2.20    "Dividend Equivalent" shall mean the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

          Section 2.21    "Effective Date" shall have the meaning set forth in Section 15.7.

          Section 2.22    "Eligible Representative" for a Participant shall mean such Participant's personal representative or such other person as is empowered under the deceased Participant's will or the then applicable laws of descent and distribution to represent the Participant hereunder.

          Section 2.23    "Employee" shall mean any individual classified as an employee by the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, including any person to whom an offer of employment has been extended (except that any Award granted to such person shall be conditioned on his or her commencement of service). A person shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries, or any successor to the foregoing. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, and such Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option on the first day immediately following a three (3)-month period from the date the employment relationship is deemed terminated.

          Section 2.24    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          Section 2.25    "Executive Officer" shall mean each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

          Section 2.26    "Fair Market Value" of a Share as of any date of determination shall be:

            (a)   If the Company Common Stock is listed on any established stock exchange or a national market system, then the closing price on such date per Share as reported on such stock exchange or system shall be the Fair Market Value for the date of determination;

            (b)   If there are no transactions in the Company Common Stock that are available to the Company on any date of determination pursuant to clause (a) but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value determined as of the immediately preceding trading date shall be the Fair Market Value for the date of determination; or

            (c)   If neither clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Committee with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing selected by the Committee , if any, (y) sales prices of securities issued to investors in any recent arm's length transactions, and (z) any other factors determined to be relevant by the Committee.

          Section 2.27    "Incentive Stock Option" shall mean an Option that qualifies under Section 422 of the Code, and is expressly designated as an Incentive Stock Option in the Award Agreement.

          Section 2.28    "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          Section 2.29    "Non-U.S. Awards" shall have the meaning set forth in Section 3.5.

          Section 2.30    "Option" shall mean an option to purchase Company Common Stock granted under the Plan. The term "Option" includes both an Incentive Stock Option and a Non-Qualified Stock Option.

          Section 2.31    "Option Price" shall have the meaning set forth in Section 6.3.

          Section 2.32    "Optionee" shall mean a Participant to whom an Option or SAR is granted under the Plan.

          Section 2.33    "Participant" shall mean any Service Provider who has been granted an Award pursuant to the Plan.

          Section 2.34    "Performance Award" shall mean Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals.

          Section 2.35    "Performance Cycle" shall mean the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

          Section 2.36    "Performance Goals" means the objectives established by the Committee for a Performance Cycle pursuant to Section 9.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

          Section 2.37    "Performance Share" means an Award granted pursuant to Article IX of the Plan of a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

          Section 2.38    "Performance Unit" means a U.S. Dollar-denominated unit (or a unit denominated in the Participant's local currency) granted pursuant to Article IX of the Plan, payable upon the achievement, in whole or in part, of the applicable Performance Goals.

          Section 2.39    "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

          Section 2.40    "Plan" shall mean the HD Supply Holdings, Inc. Omnibus Incentive Plan, as amended and restated herein, and as may be further amended from time to time.

          Section 2.41    "Replacement Awards" shall mean Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

          Section 2.42    "Restricted Stock" shall mean an Award granted pursuant to Section 8.1.

          Section 2.43    "Restricted Stock Unit" shall mean an Award granted pursuant to Section 8.2.

          Section 2.44    "Section 162(m)" shall mean Section 162(m) of the Code.

          Section 2.45    "Section 409A" shall mean Section 409A of the Code.

          Section 2.46    "Securities Act" shall mean the Securities Act of 1933, as amended.

          Section 2.47    "Service Provider" shall mean an Employee, Consultant or Director.

          Section 2.48    "Share" shall mean a share of Company Common Stock.

          Section 2.49    "Stock Appreciation Right" or "SAR" shall mean the right to receive a payment from the Company in cash and/or Shares equal to the product of (i) the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the "Base Price") fixed by the Committee on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date), multiplied by (ii) a number of Shares stated in the Award Agreement.

          Section 2.50    "Stock-Based Award" shall have the meaning set forth in Section 11.1.

          Section 2.51    "Stock Purchase Right" shall mean an Award granted pursuant to Section 5.4.

          Section 2.52    "Subplans" shall have the meaning set forth in Section 3.5.

          Section 2.53    "Subsidiary" of any entity shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has at least a 50% equity interest, provided that, to the extent required under Section 422 of the Code when granting an ISO, Subsidiary shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Section 2.54    "Termination of employment," "termination of service" and any similar term or terms shall mean, with respect to a Director who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Director ceases to be a member of the Board, with respect to a Consultant who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Consultant ceases to provide consulting or advisory services to the Company or any of its Subsidiaries, and, with respect to an Employee, the date the Participant ceases to be an Employee; provided, that, with respect to any Award subject to Section 409A, such terms shall mean "separation from service," as defined in Section 409A and the rules, regulations and guidance promulgated thereunder.

          Section 2.55    "Withholding Taxes" shall mean any federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under Applicable Law, in an amount not exceeding the maximum individual statutory tax rate in a given jurisdiction, or such other amount permitted by FASB Accounting Standards Codification Topic 718, Stock Compensation, as amended from time to time, without triggering liability classification.

ARTICLE III
ADMINISTRATION

          Section 3.1    Committee. The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall be constituted to comply with Applicable Laws, including, without limitation, Section 16 of the Exchange Act and Section 162(m).

          Section 3.2    Powers of the Committee. Subject to the provisions of the Plan, including, but not limited to Section 4.6, the Committee shall have the authority in its discretion to:

            (a)   determine the Fair Market Value;

            (b)   determine the type or types of Awards to be granted to each Participant;

            (c)   select the Service Providers to whom Awards may from time to time be granted hereunder;

            (d)   determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her hereunder, including, but not by way of limitation of, all questions of whether a particular Service Provider has taken a leave of absence, all questions of whether a leave of absence taken by a particular Service Provider constitutes a termination of service, and all questions of whether a termination of service of a particular Service Provider resulted from discharge for Cause;

            (e)   determine the number of Awards to be granted and the number of Shares to which an Award will relate;

            (f)    approve forms of Award Agreement for use under the Plan, which need not be identical for each Service Provider or each Award type;

            (g)   determine the terms and conditions of any Awards granted hereunder (including, without limitation, the Option Price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Company Common Stock relating thereto) based in each case on such factors as the Committee determines appropriate, in its sole discretion;

            (h)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans established for the purpose of satisfying applicable foreign laws;

            (i)    determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;

            (j)    suspend or accelerate the vesting of any Award granted under the Plan;

            (k)   construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

            (l)    make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

          Section 3.3    Delegation by the Committee.    The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Affiliates any portion of its authority and powers under the Plan with respect to Participants who are not executive officers, as defined by the Securities Exchange Act of 1934, Rule 3b-7, as that definition may be amended from time to time, or non-employee Directors; provided, that any delegation to one or more officers of the Company shall be subject to and comply with Section 152 and Section 157(c) of the Delaware General Corporation Law (or successor provisions). In addition, (i) with respect to any Award intended to qualify as "performance-based" compensation under Section 162(m), the Committee shall mean the Compensation Committee of the Board or such other committee or subcommittee of the Board or the Compensation Committee as the Board or the Compensation Committee of the Board shall designate, consisting solely of two or more members, each of whom is an "outside director" within the meaning of Section 162(m) and (ii) with respect to any Award intended to qualify for the exemption contained in Rule 16b-3 promulgated under the Exchange Act, the Committee shall consist solely two or more "non-employee directors" within the meaning of such rule, or, in the alternative, the entire Board.

          Section 3.4    Compensation, Professional Assistance, Good Faith Actions.    The Committee may receive such compensation for its services hereunder as may be determined by the Board. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, in its discretion, elect to engage the services of attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations, decisions and determinations made by the Committee, in good faith shall be final and binding upon all Participants, the Company and all other interested persons. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Committee shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Committee shall be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

          Section 3.5    Participants Based Outside the United States.    To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States ("Non-U.S. Awards"), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances ("Subplans") and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee's decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (y) except as otherwise required under Applicable Laws, are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee's discretion, such payments may be made in a lump sum or in installments.

ARTICLE IV
SHARES SUBJECT TO PLAN

            Section 4.1    Shares Subject to Plan.

            (a)    Authorized Shares.    Subject to Section 4.4, the aggregate number of Shares that may be issued under this Plan is fifteen million (15,000,000) Shares, all of which may be issued in the form of Incentive Stock Options under the Plan. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form.

            (b)    Adjustments to Authorized Share Pool.

              (i)    Upon the grant of an Award, the maximum number of Shares set forth in Section 4.1(a) shall be reduced by the maximum number of Shares that are issued or may be issued pursuant to such Award.

              (ii)   Upon the exercise, settlement or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of Shares subject to such Award or portion thereof minus the actual number of Shares issued in connection with such exercise, settlement or conversion.

              (iii)  If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan.

              (iv)  If Shares are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld Shares shall again be available for grant under the Plan.

              (v)   Shares purchased on the open market with the cash proceeds from the exercise of Options or SARs shall again be available for grant under the Plan.

              (vi)  Consistent with the reduction ratio set forth in Section 4.1(d) when such Award Shares were granted under the Plan, any Shares that again become available for grant under this Section 4.1(b) shall be added back to the authorized share pool set forth in Section 4.1(a) as 1.0 Share for each Stock Option, SAR, or other appreciation-only Award, and as 2.30 Shares for each Restricted Stock, Stock Unit, Performance Share, Performance Unit or other full-value stock-based Award.

              (vii) Awards that the Committee reasonably determines will be settled in cash shall not reduce the Plan maximum set forth in Section 4.1(a).

              (viii)  Notwithstanding the foregoing, and except to the extent required by Applicable Law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

            (c)    Reduction Ratio.    For purposes of Section 4.1(a), each Share issued or transferred pursuant to an Award other than an Option or SAR shall reduce the number of Shares available for issuance under the Plan by 2.30 Shares.

          Section 4.2    Individual Award Limitations.    Subject to Section 4.1(a) and Section 4.4, the following individual Award limits shall apply to the extent Section 162(m) is applicable to the Company and the Plan, and for those Awards intended to qualify as performance-based compensation under Section 162(m):

            (a)   No Participant may be granted more than Two Million Five Hundred Thousand (2,500,000) Options, SARs or any other Award based solely on the increase in value of the Shares from the grant date under the Plan in any calendar year.

            (b)   No Participant may be granted more than One Million Five Hundred Thousand (1,500,000) Performance Shares, shares of performance-based Restricted Stock, performance-based Restricted Stock Units or performance-based Dividend Equivalents under the Plan in any calendar year.

            (c)   No Participant may in any calendar year receive a payment in excess of Five Million U.S. Dollars ($5,000,000) (or the equivalent of such amount denominated in the Participant's local currency) in respect of Performance Units, or any other performance-based Award settled in cash under the Plan.

          Section 4.3    Limitations on Non-Employee Director Compensation.    The aggregate value of cash compensation, and the Fair Market Value of Shares subject to Awards, that may be paid or granted by the Company during any Board compensation year to any non-employee Director for Board service, pursuant to the HD Supply Holdings, Inc. Board of Directors Compensation Policy or otherwise, shall not exceed $750,000. The Board compensation year is the period between the dates of each annual meeting of the Company's stockholders.

          Section 4.4    Changes in Company Common Stock; Disposition of Assets and Corporate Events.

            (a)   In the event of any stock dividend, stock split, spinoff, rights offering, extraordinary dividend, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company constituting an "equity restructuring" within the meaning of Financial

  Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"), the Committee shall make or provide for equitable adjustments in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), and (iii) the kind of shares covered thereby (including shares of another issuer). The Committee in its sole discretion and in good faith should determine the form of the adjustment required to prevent dilution or enlargement of the rights of Participants and shall, in furtherance thereof, take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable, which may include a cash payment to the Participant equivalent to the value of any dilution of the rights of such Participant. In the event of any merger, consolidation, or any other corporate transaction or event having a similar effect that is not an "equity restructuring" with the meaning of FASB ASC Topic 718, the Committee in its sole discretion may, in addition to the actions permitted to be taken in respect of an equity restructuring, provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection with such alternative consideration the surrender of all Awards so replaced. After any adjustment made by the Committee pursuant to this Section 4.4, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number.

            (b)   Any adjustment of an Award pursuant to this Section 4.4 shall be effected in compliance with Section 422 and 409A of the Code to the extent applicable.

          Section 4.5    Award Agreement Provisions.    The Committee may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries that are not inconsistent with the terms of the Plan.

          Section 4.6    Prohibition Against Repricing.    Except to the extent (i) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of directors or (ii) pursuant to Section 4.4 as a result of any Corporate Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price of any outstanding Option or Base Price of any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

          Section 4.7    Prohibition Against Option Reloads.    Except to the extent approved in advance by holders of a majority of the Shares entitled to vote generally in the election of directors, the Committee shall not have the power or authority to include provisions in an Option Award Agreement that provides for the reload of the Option or SAR upon exercise or settlement.

ARTICLE V
GRANTING OF OPTIONS AND SARS

          Section 5.1    Eligibility.    The Committee may grant Non-Qualified Stock Options and SARs to Service Providers. Subject to Section 5.2, Incentive Stock Options may only be granted to Employees.

          Section 5.2    Qualification of Incentive Stock Options.    No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary of the Company or "parent corporation" (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          Section 5.3    Granting of Options and SARs to Service Providers.

            (a)    Options and SARs.    The Committee may from time to time:

              (i)    Select from among the Service Providers (including those to whom Options or SARs have been previously granted under the Plan) such of them as in its opinion should be granted Options and/or SARs;

              (ii)   Determine the number of Shares to be subject to such Options and/or SARs granted to such Service Provider, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

              (iii)  Determine the terms and conditions of such Options and SARs, consistent with the Plan.

            (b)   SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Unless otherwise determined by the Committee at the grant date or determined thereafter in a manner more favorable to the Participant, SARs granted in tandem with Options shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option.

            (c)   Upon the selection of a Service Provider to be granted an Option or SAR under this Section 5.3, the Committee shall issue, or shall instruct an authorized officer to issue, such Option or SAR and may impose such conditions on the grant of such Option or SAR, as it deems appropriate. Subject to Section 15.2 of the Plan, any Incentive Stock Option granted under the Plan may be modified by the Committee, without the consent of the Optionee, even if such modification would result in the disqualification of such Option as an "incentive stock option" under Section 422 of the Code.

          Section 5.4    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (a) two (2) years after the grant date of the Incentive Stock Option or (b) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Shares.

ARTICLE VI
TERMS OF OPTIONS AND SARS

          Section 6.1    Award Agreement.    Each Option and each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Optionee and an authorized officer and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan.

          Section 6.2    Exercisability and Vesting of Options and SARs.

            (a)   Each Option and SAR shall vest and become exercisable according to the terms of the applicable Award Agreement; provided, however, that by a resolution adopted after an Option or SAR is granted the Committee may, on such terms and conditions as it may determine to be appropriate consistent with the Plan, accelerate the time at which such Option or SAR or any portion thereof may be exercised.

            (b)   Except as otherwise provided by the Committee or in the applicable Award Agreement, no portion of an Option or SAR which is unexercisable on the date that an Optionee incurs a termination of service as a Service Provider shall thereafter become exercisable.

            (c)   The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Service Provider in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

            (d)   SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable.

          Section 6.3    Option Price and Base Price.    Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the "Option Price") and the Base Price of each SAR shall be set by the Committee and shall be not less than 100% of the Fair Market Value of such Shares on the date such Option or SAR is granted.

          Section 6.4    Expiration of Options and SARs.    No Option or SAR may be exercised after the first to occur of the following events:

            (a)   The expiration of ten (10) years from the date the Option or SAR was granted; or

            (b)   With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than ten (10) percent of the total combined voting power of all classes of stock of the

  Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted.

ARTICLE VII
EXERCISE OF OPTIONS AND SARS

          Section 7.1    Person Eligible to Exercise.    During the lifetime of the Optionee, only the Optionee may exercise an Option or SAR (or any portion thereof) granted to him or her; provided, however, that the Optionee's Eligible Representative may exercise his or her Option or SAR or portion thereof during the period of the Optionee's Disability. After the death of the Optionee, any exercisable portion of an Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

          Section 7.2    Partial Exercise.    At any time and from time to time prior to the date on which the Option or SAR becomes unexercisable under the Plan or the applicable Award Agreement, the exercisable portion of an Option or SAR may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Committee may, by the terms of the Option or SAR, require any partial exercise to exceed a specified minimum number of Shares.

          Section 7.3    Manner of Exercise.    Subject to any generally applicable conditions or procedures that may be imposed by the Committee, an exercisable Option or SAR, or any exercisable portion thereof, may be exercised solely by delivery to the Committee or its designee of all of the following prior to the time when such Option or SAR or such portion becomes unexercisable under the Plan or the applicable Award Agreement:

            (a)   Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or SAR or portion is being exercised, and specifically stating the number of Shares with respect to which the Option or SAR is being exercised (which form of notice shall be provided by the Committee upon request and may be electronic);

            (b)   (i) With respect to the exercise of any Option, full payment (in cash (through wire transfer only) or by personal, certified, or bank cashier check) of the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or

              (ii)   With the consent of the Committee, (A) Shares owned by the Optionee duly endorsed for transfer to the Company or (B) Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or

              (iii)  With the consent of the Committee, payment of the Option Price through a broker-assisted cashless exercise program established by the Company; or

              (iv)  With the consent of the Committee, any form of payment of the Option Price permitted by Applicable Laws and any combination of the foregoing methods of payment.

            (c)   Full payment to the Company (in cash or by personal, certified or bank cashier check or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all Withholding Taxes arising in connection with the exercise of the Option or SAR (notice of the amount of which shall be provided by the Committee as soon as practicable following receipt by the Committee of the notice of exercise);

            (d)   Such representations and documents as the Committee deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee shall provide the Optionee or Eligible Representative with all such representations and documents as soon as practicable following receipt by the Committee of the notice of exercise. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

            (e)   In the event that the Option or SAR or portion thereof shall be exercised as permitted under Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or SAR or portion thereof.

          Section 7.4    Optionee Representations.    The Committee, in its sole discretion, may require an Optionee to make certain representations or acknowledgements, on or prior to the purchase of any Shares pursuant to any Option or SAR granted under this Plan, in respect thereof including, without limitation, that the Optionee is acquiring the Shares for an investment purpose and not for resale, and, if the Optionee is an Affiliate, additional acknowledgements regarding when and to what extent any transfers of such Shares may occur.

          Section 7.5    Settlement of SARs.    Unless otherwise determined by the Committee, upon exercise of a SAR, the Participant shall be entitled to receive payment in the form, determined by the Committee and set forth in the Award Agreement, of Shares, or cash, or a combination of Shares and cash having an aggregate value equal to the amount determined by multiplying:

            (a)   any increase in the Fair Market Value of one Share on the exercise date over the Base Price of such SAR, by

            (b)   the number of Shares with respect to which such SAR is exercised;

provided, however, that on the grant date, the Committee may establish, in its sole discretion, a maximum amount per Share that may be payable upon exercise of a SAR, and provided, further, that in no event shall the value of the Company Common Stock or cash delivered on exercise exceed the excess of the Fair Market Value of the Shares with respect to which the SAR is exercised over the Fair Market Value of such Shares on the grant date of such SAR.

          Section 7.6    Conditions to Issuance of Shares.    The Company shall evidence the issuance of Shares delivered upon exercise of an Option or SAR in the books and records of the Company or in a manner determined by the Company. Notwithstanding the above, the Company shall not be required to effect the issuance of any Shares purchased upon the exercise of any Option or SAR or portion thereof prior to fulfillment of all of the following conditions:

            (a)   The admission of such Shares to listing on any and all stock exchanges on which such class of Company Common Stock is then listed;

            (b)   The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable;

            (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable and

            (d)   The payment to the Company (or its Subsidiary, as applicable) of all amounts which it is required to withhold under Applicable Law in connection with the exercise of the Option or SAR.

The Committee shall not have any liability to any Optionee for any delay in the delivery of Shares to be issued upon an Optionee's exercise of an Option or SAR.

          Section 7.7    Rights as Stockholders.    The holder of an Option or SAR shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option or SAR.

          Section 7.8    Transfer Restrictions.    The Committee, in its sole discretion, may set forth in an Award Agreement such further restrictions on the transferability of the Shares purchasable upon the exercise of an Option or SAR, as it deems appropriate. Any such restriction may be referred to in the Share register maintained by the Company or otherwise in a manner reflecting its applicability to the Shares. The Committee may require the Employee to give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option, within two (2) years from the grant date of such Option or one (1) year after the transfer of such Shares to such Employee. The Committee may cause the Share register maintained by the Company to refer to such requirement.

ARTICLE VIII
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

          Section 8.1    Restricted Stock.

            (a)    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Service Provider selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

            (b)    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or limitations on the right to pay dividends or Dividend Equivalents on Restricted Stock before said Restricted Stock vests); provided, however, that any cash or shares of Company Common Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock and held or restricted as provided in this Section. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

            (c)    Issuance of Restricted Stock.    The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.

          Section 8.2    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such Shares.

          Section 8.3    Rights as a Stockholder.    A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan, except as the Committee may provide under Section 12.1.

ARTICLE IX
PERFORMANCE SHARES AND PERFORMANCE UNITS

          Section 9.1    Grant of Performance Awards.    The Committee is authorized to make Awards of Performance Shares and Performance Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

          Section 9.2    Issuance and Restrictions.    The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. The Committee shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan, as the Committee shall determine. No Company Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

          Section 9.3    Earned Performance Shares and Performance Units.    Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Committee shall determine, either in an Award Agreement or thereafter on terms more favorable to the Participant to the extent consistent with Section 162(m). In addition to the achievement of the specified Performance Goals, the Committee may condition payment of Performance Shares and Performance Units on such other conditions as the Committee shall specify in an Award Agreement. The Committee may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.

          Section 9.4    Rights as a Stockholder.    A Participant shall not have any rights as a stockholder in respect of Performance Shares or Performance Units awarded pursuant to the Plan, except as the Committee may provide under Section 12.1. Performance Shares shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Performance Shares or limitations on the right to pay dividends or Dividend Equivalents on Performance Shares before said Performance Shares vest); provided, however, that any cash or shares of Company Common Stock distributed as a dividend or otherwise with respect to any Performance Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Performance Shares and held or restricted as provided in this Section. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

          Section 9.5    Performance Goals.    The Committee shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Period or for an Award of Performance Shares or Performance Units to be earned or vested. At the discretion of the Committee, the Performance Goals may be based upon (alone or in combination): (a) net or operating income (before or after taxes); (b) earnings before taxes, interest, depreciation, and/or amortization ("EBITDA"); (c) EBITDA excluding charges for stock compensation, management fees, restructurings and impairments ("Adjusted EBITDA"), and operating leverage or Adjusted EBITDA growth/sales growth; (d) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (e) sales (including, but not limited to, total sales, net sales, revenue growth, or sales growth in excess of market growth); (f) net operating profit; (g) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (h) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment, cash conversion, or pre-tax, pre-interest cash flow/Adjusted EBITDA); (i) productivity ratios (including but not limited to measuring liquidity, profitability or leverage); (j) share price (including, but not limited to, growth measures and total stockholder return); (k) expense/cost management targets; (l) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); (m) operating efficiency; (n) market share or market penetration; (o) customer targets (including, but not limited to, customer growth or customer satisfaction); (p) working capital targets or improvements; (q) economic value added; (r) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); (s) workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals); (t) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (u) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria, or (v) for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time in the case of (A) persons who are not "covered employees" under Section 162(m) or (B) Awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Committee. Performance Goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Subsidiaries, or products and may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies, or (v) other external measures of the selected performance criteria. Any performance objective may measure performance on an individual basis, as appropriate. The Committee may provide for a threshold level of performance below which no Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and a maximum level of performance above which no additional Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and it may provide for differing amounts of Shares or compensation to be granted or paid in respect of Performance Shares or Performance Units for different levels of performance. When establishing Performance Goals for a Performance Cycle, the Committee may determine that any or all unusual and/or infrequently occurring or nonrecurring items" as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, extraordinary items, capital gains and losses, dividends, Share repurchase, other unusual or non-recurring items, and the cumulative effects of accounting changes shall be excluded from the determination as to whether the Performance Goals have been met. Except in the case of Awards to "covered employees" intended to be performance-based compensation under Section 162(m), the Committee may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

          Section 9.6    Special Rule for Performance Goals.    If, at the time of grant, the Committee intends a Performance Share Award, Performance Unit or other Performance Award to qualify as performance-based compensation within the meaning of Section 162(m), the Committee must establish Performance Goals for the applicable Performance Cycle prior to the 91st day of the Performance Cycle (or by such other date as may be required under Section 162(m)) but not later than the date on which 25% of the Performance Cycle has elapsed.

          Section 9.7    Negative Discretion.    Notwithstanding anything in this Article IX to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 9.9 based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under the Award or under the Plan.

          Section 9.8    Affirmative Discretion.    Notwithstanding any other provision in the Plan to the contrary, but subject to the maximum number of Shares available for issuance under Article IV of the Plan, the Committee shall have the right, in its discretion, to grant an Award in cash, Shares or other Awards, or in any combination thereof, to any Participant (except for Awards intend to qualify as performance-based compensation under Section 162(m), to the extent Section 162(m) is applicable to the Company and the Plan) in a greater amount than would apply under the applicable Performance Goals, based on individual performance or any other criteria that the Committee deems appropriate. Notwithstanding any provision of the Plan to the contrary, in no event shall the Committee have, or exercise, discretion with respect to a Performance Award intended to qualify as performance-based compensation under Section 162(m) if such discretion or the exercise thereof would cause such qualification not to be available.

          Section 9.9    Certification of Attainment of Performance Goals.    As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Committee shall certify in writing the number of Performance Shares or other Performance Awards and the number and value of Performance Units that have been earned or vested on the basis of performance in relation to the established Performance Goals. At the time the Committee determines and certifies in writing the extent to which the applicable Performance Goals for such Performance Cycle have been satisfied in accordance with Section 9.9, the Committee also shall take into account the following inclusion(s) or exclusion(s), as the Committee deems appropriate, for purposes of measuring performance: (a) for those occurring within such Performance Cycle, restructuring, reorganizations, discontinued operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (b) the aggregate impact in any Performance Cycle of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company's financial statements, notes to the Company's financial statements and/or management's discussion and analysis of financial condition and results of operations, appearing in the Company's Annual Report on Form 10-K for the applicable year; (c) foreign exchange gains or losses,

(d) impairments of goodwill and other intangible assets, asset write downs, charges or expenses related to capital structure changes, or payments of bonuses or other financial and general and administrative expenses for the Performance Cycle, (e) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (f) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or mark-to-market gains or losses. Any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render previously established Performance Goals unsuitable, the Committee may, in its discretion, modify such Performance Goals, in whole or in part, as the Committee deems appropriate and equitable; provided that, unless the Committee determines otherwise, no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Award under Section 162(m).

          Section 9.10    Payment of Awards.    Payment or delivery of Company Common Stock with respect to earned Performance Shares and earned Performance Units shall be made to the Participant or, if the Participant has died, to the Participant's Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Committee's certification under Section 9.9 and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) calendar days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) calendar days after the expiration of the Performance Cycle. The Committee shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Committee's certification under Section 9.9 or such other date specified in the Award Agreement. The Committee may, in an Award Agreement with respect to the award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

          Section 9.11    Newly Eligible Participants.    Notwithstanding anything in this Article IX to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

ARTICLE X
DEFERRED SHARE UNITS

          Section 10.1    Grant.    Subject to Article III, the Committee is authorized to make awards of Deferred Share Units to any Participant selected by the Committee at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any Deferred Share Unit under the Plan will be the date on which such Deferred Share Unit is awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Share Units is granted. Subject to Article III, Deferred Share Units may become payable on a Corporate Event, termination of employment or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units.

          Section 10.2    Rights as a Stockholder.    A Participant shall not be, nor have any of the rights and privileges of, a stockholder of the Company in respect of Deferred Share Units awarded pursuant to the Plan, except as the Committee may provide under Section 12.1.

          Section 10.3    Vesting.    Unless the Committee provides otherwise at the grant date or provides thereafter in a manner more favorable to the Participant, Deferred Share Units shall be fully vested and nonforfeitable when granted.

          Section 10.4    Further Deferral Elections.    A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Share Units (or an installment of an Award) for a specified period or until a specified event and in a manner consistent with Section 409A, subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to the prior settlement date of such Deferred Share Units (or any such installment thereof) and must defer settlement for at least five (5) years after such prior settlement date. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.

          Section 10.5    Settlement.    Subject to this Article X, upon the date specified in the Award Agreement evidencing the Deferred Share Units, for each such Deferred Share Unit the Participant shall receive, as specified in the Award Agreement, (i) a cash payment equal to the Fair Market Value of one (1) Share as of such payment date, (ii) one (1) Share or (iii) any combination of clauses (i) and (ii).

ARTICLE XI
OTHER STOCK-BASED AWARDS

          Section 11.1    Grant of Stock-Based Awards.    The Committee is authorized to make Awards of other types of equity-based or equity-related awards ("Stock-Based Awards") not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Committee shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

          Section 11.2    Automatic Grants for Directors.    Subject to Section 4.3, the Committee may institute, by resolution, grants of automatic Awards to new and continuing Directors, with the number and type of such Awards, the frequency of grant and all related terms and conditions, including any applicable vesting conditions, as determined by the Committee in its sole discretion.

ARTICLE XII
DIVIDEND EQUIVALENTS

          Section 12.1    Generally.    Subject to Section 12.2, Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Committee, provided that: (i) no Dividend Equivalents shall be paid on unvested Awards but may be accumulated and paid at the time of vesting and settlement of the Award; and (ii) no Dividend Equivalents may be paid on Options or

SARs. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Committee, or such other date permitted by Applicable Laws as the Committee shall determine in its sole discretion. For the avoidance of doubt, Dividend Equivalents with respect to Performance Awards shall not be fully vested until the Performance Awards have been earned. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

ARTICLE XIII
TERMINATION AND FORFEITURE

          Section 13.1    Termination for Cause.    Unless otherwise determined by the Committee at the grant date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant's employment or service terminates for Cause, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause) shall be immediately forfeited and canceled, effective as of the date of the Participant's termination of service.

          Section 13.2    Clawback.    Awards and Company Common Stock that has been distributed pursuant to Awards shall be subject to any clawback policy adopted by the Committee, the Board or the Company, including any such policy adopted to comply with Applicable Law.

          Section 13.3    Termination for Any Other Reason.    Unless otherwise determined by the Committee at the grant date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant's employment or service terminates for any reason other than Cause:

            (a)   All Awards that are unvested or unexercisable shall be immediately forfeited and canceled, effective as of the date of the Participant's termination of service;

            (b)   All Options and SARs that are vested shall remain outstanding until (w) in the case of termination for death or Disability, the second anniversary of the effective date of the Participant's termination of employment due to death or Disability, (x) in the case of retirement at normal retirement age (and, for purposes of the Plan, "normal retirement age" shall have the meaning set forth in the applicable Award Agreement or, if not defined in the Award Agreement, pursuant to the customary policies of the Company), (I) for Options and SARs that are vested at the date of retirement, the second anniversary of the effective date of Participant's retirement, and (II) for Options and SARs that become vested following the Participant's retirement (if any), the second anniversary of such post-termination vesting date, (y) the ninety-day anniversary of the effective date of the Participant's termination for any reason other than death, Disability or retirement at normal retirement age, or (z) the Award's normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate; provided that, if the exercise period of an Option or SAR would expire at a time when trading in the Company Common Stock is prohibited by federal securities law or the Company's insider trading policy, the expiration of the Option or SAR shall be automatically extended until the thirtieth (30th) calendar day following the expiration of such prohibition (so long as such extension shall not violate Section 409A); and

            (c)   All Awards other than Options and SARs that are vested shall be treated as set forth in the applicable Award Agreement (or in any more favorable manner determined by the Committee).

          Section 13.4    Post-Termination Informational Requirements.    Before the settlement of any Award following termination of employment or service, the Committee may require the Participant (or the Participant's Eligible Representative, if applicable) to make such representations and provide such documents as the Committee deems necessary or advisable to effect compliance with Applicable Law and determine whether the provisions of Section 13.1 or Section 13.4 may apply to such Award.

          Section 13.5    Forfeiture of Awards.    Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Committee or the Board from time to time and [set forth in the Award Agreement] communicated to Participants. Any such policies may (in the discretion of the Committee or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. The Participant shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by Applicable Law or regulations in effect on or after the Effective Date, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. For the avoidance of doubt, the Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. The implementation of policies and procedures pursuant to this Section 13.5 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

ARTICLE XIV
CHANGE IN CONTROL

          Section 14.1    Alternative Award.    No cancellation, acceleration of vesting or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor in connection with the Change in Control (such honored, assumed or substituted award, an "Alternative Award"), provided that any Alternative Award must:

            (a)   give the Participant who held such Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under such Award immediately prior to the Change in Control, including, without limitation, an identical or better schedule as to vesting and/or exercisability, and for Alternative Awards that are stock options, identical or better methods of payment of the Option Price thereof (provided, however, that, notwithstanding this Section 14.1(a), if the securities underlying the Alternative Award are not publicly traded, the acquisition, holding and disposition of the shares underlying the Alternative Award may be subject to such terms and conditions as are established by the Committee prior to the Change in Control); and

            (b)   have terms such that if, on or prior to the second anniversary following a Change in Control, the Participant's employment is involuntarily (other than for Cause) or constructively terminated (in each case as the terms "involuntarily" and "constructively" are determined by the Committee as constituted prior to the Change in Control), at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall be provided with either cash marketable stock equal to the fair market value of the stock subject to the Alternative Award on the date of termination (and, in the case of Alternative Awards that are stock options or stock appreciation rights, in excess of the Option Price or Base Price that the Participant would be required to pay in respect of such Alternative Award).

          Section 14.2    Accelerated Vesting and Payment.    Except as otherwise provided in this Article XIV or in an Award Agreement or thereafter on terms more favorable to a Participant, upon a Change in Control, if Alternative Awards are not provided in accordance with Section 14.1:

            (a)   each unvested Option or SAR shall become fully vested and exercisable;

            (b)   the vesting restrictions applicable to all other unvested Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) shall lapse, all such Awards shall vest and become non-forfeitable; the Performance Goals established by the Committee for Performance Shares, Performance Units or similar performance-based Awards for the Performance Period in which the Change in Control is effective shall be deemed to have been achieved at the greater of the target level or the actual level of achievement;

            (c)   any Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be settled or converted into Shares; and

            (d)   all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

For avoidance of doubt, upon a Change in Control the Committee may cancel Options and SARs for no consideration if the aggregate Fair Market Value of the Shares subject to Options and SARs is less than or equal to the Option Price of such Options or the Base Price of such SARs.

          Section 14.3    Section 409A.    Notwithstanding the discretion in Sections 14.1 and 14.2, if any Award is subject to Section 409A and an Alternative Award would be deemed a non-compliant modification of such Award under Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 14.1 or in the Award Agreement (or in such other manner determined by the Committee that is a compliant modification under Section 409A).

ARTICLE XV
OTHER PROVISIONS

          Section 15.1    Awards Not Transferable.    Unless otherwise agreed to in writing by the Committee, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 15.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

          Section 15.2    Amendment, Suspension or Termination of the Plan or Award Agreements.

            (a)   The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.4, increase the number of Shares subject to the Plan specified in Section 4.1 or the individual Award limitations specified in Section 4.2; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under Applicable Law.

            (b)   Except as provided otherwise expressly provided in the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, adversely alter or impair any rights or obligations under any Award theretofore granted. Except as provided by Section 4.4, notwithstanding the foregoing, the Committee at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be adversely impaired without the Participant's written consent. The Company shall provide a Participant with notice of any amendment made to such Participant's existing Award Agreement in accordance with the terms of this Section 15.2(b).

            (c)   Notwithstanding any provision of the Plan to the contrary, in no event shall adjustments made by the Committee pursuant to Section 4.4 or the application of Section 13.4, 14.1, 14.2, 15.6 or 15.12 to any Participant constitute an amendment of the Plan or of any Award Agreement requiring the consent of any Participant.

            (d)   No Award may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

          Section 15.3    Effect of Plan upon Other Award and Compensation Plans.    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries. Nothing in this Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

          Section 15.4    At-Will Employment.    Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

          Section 15.5    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

          Section 15.6    Conformity to Securities Laws.    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          Section 15.7    Term of Plan.    The Plan, as amended and restated herein, shall become effective on the date that it is approved by the Board and approved by Company stockholders at the Company's 2017 Annual Meeting of Stockholders on May 17, 2017 (the "Effective Date") and shall continue in effect, unless sooner terminated pursuant to Section 15.2, until the tenth (10th) anniversary of the Effective Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

          Section 15.8    Governing Law and Venue.    To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Any and all claims and disputes of any kind whatsoever arising out of or relating to this Plan shall only be brought in the Delaware Chancery Court. The Participant or Person hereby waives any objection which it may now have or may hereafter have to the foregoing choice of venue and further irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court in any such claim or dispute. In the event that the Delaware Chancery Court determines that it cannot or will not exercise subject matter jurisdiction over such dispute, then the Superior Court of Cobb County, State of Georgia, shall have exclusive jurisdiction and venue over any such claim or dispute.

          Section 15.9    Severability.    In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

          Section 15.10    Governing Documents.    In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Committee, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

          Section 15.11    Withholding Taxes.    In addition to any rights or obligations with respect to Withholding Taxes under the Plan or any applicable Award Agreement, the Company or any Subsidiary employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any Withholding Taxes arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such Withholding Taxes; provided, however, that in the event that the Company withholds Shares issued or issuable to the Participant to satisfy all or any portion of the Withholding Taxes, the Company shall withhold a number of whole Shares having a Fair Market Value, determined as of the date of withholding, not in excess of the amount required to be withheld by law, not exceeding the maximum individual statutory tax rate in a given jurisdiction (or such lower mount as may be necessary to avoid liability award accounting), and any remaining amount shall be remitted in cash or withheld; and provided, further, that with respect to any Award subject to Section 409A, in no event shall Shares be withheld pursuant to this Section 15.11 (other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under the U.S. Federal Insurance Contributions Act (FICA) and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such Shares (other than upon immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. The Participant shall be responsible for all Withholding Taxes and other tax consequences of any Award granted under this Plan.

          Section 15.12    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and

Award Agreements shall be interpreted in accordance with Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Committee determines that any Award may be subject to Section 409A and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a "specified employee" as determined pursuant to Section 409A under any Company Specified Employee policy in effect at the time of the Service Provider's "separation from service" (as determined under Section 409A)or, if no such policy is in effect, as defined in Section 409A), then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider's separation from service and (ii) the Service Provider's death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten-day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

          Section 15.13    Limitation Period For Claims.    Any Participant or Person who believes such Participant or Person is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) calendar days of the later of the date of payment or settlement of the Award or the specific event giving rise to the claim. The Committee will notify such Participant or Person of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred twenty (120) calendar days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final and conclusive and binding on all Participants and Persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed, in accordance with the venue provisions of Section 15.8, within one year of such denial or deemed denial or be forever barred.

          Section 15.14    Notices.    Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Committee, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to 3100 Cumberland Boulevard, Suite 1480, Atlanta, Georgia 30339 to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its subsidiaries, to the individual's workplace address or email address or by other means of electronic transfer acceptable to the Committee. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

* * * * * * *

APPENDIX B

HD SUPPLY HOLDINGS, INC.
ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS

(Effective May 17, 2017)

SECTION 1
PURPOSE

          This HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers is intended to permit HD Supply Holdings, Inc., through awards of annual incentive compensation, to attract, retain and motivate qualified executive employees. It is intended that all amounts payable to Participants who are "covered employees" will constitute "qualified performance-based compensation" within the meaning of Section 162(m) and the U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder shall be so interpreted and construed to the maximum extent possible.

SECTION 2
DEFINITIONS

          2.1    "Annual Base Salary" shall mean, unless the Committee determines otherwise, for any Participant, an amount equal to the rate of annual base salary in effect at year-end for the year in which the Performance Period commences, including any base salary that otherwise would be payable to the Participant during the Performance Period but for his or her election to defer receipt thereof.

          2.2    "Applicable Period" means, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) ninety (90) calendar days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within an Applicable Period may be taken at a later date if permissible under Section 162(m).

          2.3    "Board" shall mean the Board of Directors of the Company or the successor thereto.

          2.4    "Code" shall mean the Internal Revenue Code of 1986, as amended.

          2.5    "Committee" shall mean the Compensation Committee of the Board or such other committee or subcommittee designated by the Board that satisfies any then applicable requirements of any established stock exchange or national market system on which the common stock of the Company is then listed to constitute a compensation committee, and which, as to any compensation intended to qualify as performance-based compensation under Section 162(m), shall consist solely of two or more members, each of whom is an "outside director" within the meaning of Section 162(m), and the applicable rules and regulations promulgated thereunder.

          2.6    "Company" shall mean HD Supply Holdings, Inc., a Delaware corporation, or any successor thereto.

          2.7    "Covered Employee" means any "covered employee" as defined in Section 162(m)(3) of the Code, and the applicable rules and regulations promulgated thereunder.

          2.8    "Individual Award Opportunity" shall mean the potential of a Participant to receive an incentive payment if the Performance Goals for a Performance Period have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

          2.9    "Participant" shall mean, for each Performance Period, each Company employee who is or becomes an executive officer of the Company or a Subsidiary during a specified Performance Period, as defined by the Securities Exchange Act of 1934, Rule 3b-7, as that definition may be amended from time to time, unless the Committee excludes such employee from participation in the Plan for a specified Performance Period.

          2.10    "Performance Goals" shall mean one or more objective Performance Goals for each Participant or for any group of Participants (or both), established by the Committee in accordance with Section 4.1.

          2.11    "Performance Period" shall mean the Company's fiscal year or any other period designated by the Committee with respect to which Performance Goals are established pursuant to Section 4.

          2.12    "Plan" shall mean this HD Supply Holdings, Inc. Annual Incentive Plan for Executive Officers, as amended from time to time.

          2.13    "Section 162(m)" means Section 162(m) of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.

          2.14    "Section 409A" means Section 409A of the Code, as amended from time to time, and the applicable rules and regulations promulgated thereunder.

          2.15    "Subsidiary" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a fifty percent (50%) equity interest.

SECTION 3
ADMINISTRATION

          3.1    General.    The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to select Participants, to determine the Individual Award Opportunity and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders, Participants, and former Participants and their respective successors and assigns. The Committee may delegate its authority hereunder as it deems appropriate. No member of the Committee shall be eligible to participate in the Plan.

          3.2    Powers and Responsibilities.    The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1

            (a)   to designate within the Applicable Period the Participants for a Performance Period;

            (b)   to establish within the Applicable Period the Performance Goals and other terms and conditions that are to apply to each Participant's Individual Award Opportunity, including: (A) the extent to which any incentive payment shall be made to a Participant in the event of the Participant's termination of employment with or service to the Company due to death, disability, or retirement based on actual performance, or any other reason, or transfer to an ineligible position; (B) the extent to which any incentive payment shall be made to a Participant in the event of a change in control; (C) in the case of an individual who is hired by the Company or a Subsidiary or who is promoted or becomes an executive officer after the beginning of a Performance Period, the Committee may designate such individual as a Participant in the Plan for that Performance Period, provided that the Committee may specify that such Participant's Individual Award Opportunity shall be determined only with respect to the portion of the Performance Period during which the Participant is employed by the Company or Subsidiary in the eligible position; (D) the rules that apply to Participants who are transferred from one eligible position to another during a Performance Period; and (E) the rules that apply to Participants who are on a leave of absence at any time during the Performance Period;

            (c)   to determine whether the Performance Goals for a Performance Period and any other material terms and conditions applicable to the Individual Award Opportunities have been satisfied;

            (d)   to decide whether, and under what circumstances and subject to what terms, Individual Award Opportunities are to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee's discretion or whether a Participant may elect deferred payment, in each case, so long as such deferral or deferral election is permissible under, and complies with the requirements set forth in Section 409A; provided, that any deferral contemplated by the Plan must be permitted by, and shall be governed by, the terms of any applicable deferred compensation plan of the Company; and

            (e)   to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

          3.3    Delegation of Power.    The Committee may delegate some or all of its power and authority hereunder to any officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person who is a Covered Employee or who, in the Committee's judgment, is likely to be a Covered Employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish Performance Goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such Performance Goals. Notwithstanding the foregoing, no Participant shall make decisions under the Plan with respect to his or her own compensation, including, without limitation, regarding his or her own Individual Award Opportunity.

SECTION 4
PERFORMANCE GOALS

          4.1    Establishing Performance Goals.    The Committee shall establish within the Applicable Period of each Performance Period one or more objective Performance Goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal. Performance Goals shall be based exclusively on one or more of the following objective corporate-wide or Subsidiary, division, operating unit or individual measures: (a) net or operating income (before or after taxes); (b) earnings before taxes, interest, depreciation, and/or amortization ("EBITDA"); (c) EBITDA excluding charges for stock compensation, management fees, restructurings and impairments ("Adjusted EBITDA"), Adjusted EBITDA growth/sales growth, operating leverage; (d) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (e) sales (including, but not limited to, total sales, net sales, sales growth in excess of market growth, or revenue growth); (f) net operating profit;

(g) financial return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (h) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment, cash conversion, pre-tax, pre-interest cash flow/Adjusted EBITDA); (i) productivity ratios (including but not limited to measuring liquidity, profitability or leverage); (j) share price (including, but not limited to, growth measures and total shareholder return); (k) expense/cost management targets; (l) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins, EBITDA margins, Adjusted EBITDA margins); (m) operating efficiency; (n) market share or market penetration; (o) customer targets (including, but not limited to, customer growth or customer satisfaction); (p) working capital targets or improvements; (q) economic value added; (r) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, debt reduction, retained earnings, year-end cash, cash conversion cycle, ratio of debt to equity or to EBITDA); (s) workforce targets (including but not limited to diversity goals, employee engagement or satisfaction, employee retention, and workplace health and safety goals); (t) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (u) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria, or (v) for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time (A) in the case of persons who are not Covered Employees or (B) in the case of Awards (whether or not to Covered Employees) not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Administrator. Each such goal may be expressed in absolute terms, or relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies, or (v) other external measures of the selected performance criteria. In the case of earnings-based measures, Performance Goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders' equity, shares outstanding, assets or net assets, or any combination thereof. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Applicable Period, provided that, with respect to Participants who are Covered Employees, such rules and conditions shall be consistent with Section 162(m).

          4.2    Adjustments.    At the time the Committee determines and certifies in writing the extent to which the applicable Performance Goals for such Performance Period have been satisfied in accordance with Section 4.1, the Committee also shall take into account the following inclusion(s) or exclusion(s), as the Committee deems appropriate, for purposes of measuring performance against the applicable Performance Targets:

            (a)   for those occurring within such Performance Period, restructuring, reorganizations, discontinued operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items;

            (b)   the aggregate impact in any Performance Period of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company's financial statements, notes to the Company's financial statements and/or management's discussion and analysis of financial condition and results of operations, appearing in the Company's Annual Report on Form 10-K for the applicable year;

            (c)   foreign exchange gains or losses,

            (d)   impairments of goodwill and other intangible assets, asset write downs, charges or expenses related to capital structure changes, or payments of bonuses or other financial and general and administrative expenses for the Performance Period,

            (e)   environmental or litigation reserve adjustments, litigation or claim judgments or settlements,

            (f)    any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or

            (g)   mark-to-market gains or losses.

          Any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render previously established Performance Goals unsuitable, the Committee may, in its discretion, modify such Performance Goals, in whole or in part, as the Committee deems appropriate and equitable; provided that, unless the Committee determines otherwise, no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Award under Section 162(m).

          4.3    Capital Adjustments.    To the extent that a Performance Goal under an Individual Award Opportunity relates to the common stock of the Company, then, in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spinoff, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee may make or provide for such adjustments in such Performance Goals as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants.

SECTION 5
INDIVIDUAL AWARD OPPORTUNITIES

          5.1    Terms.    At the time Performance Goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets or Performance Goals. The targets shall be expressed in terms of an objective formula or standard which may be based upon the Participant's Annual Base Salary or a multiple or percentage thereof. In all cases the Committee shall have the sole and absolute discretion to: (A) reduce the amount of any payment under any Individual Award Opportunity that would otherwise be made to any Participant or to decide that no payment shall be made, and (B) determine that all or a portion of any Individual Award Opportunity shall be deemed to be earned based on such criteria as the Committee deems appropriate, including without limitation individual performance or the performance of the Subsidiary or business division employing the Participant, provided that, to the extent Section 162(m) is applicable to the Company and the Plan, the Committee may not waive satisfaction of the Performance Goals with respect to any Covered Employee under any circumstances as to Awards intended to qualify as performance-based compensation under Section 162(m). No Participant shall receive a payment under the Plan with respect to any Performance Period in excess of $5,000,000, which maximum amount shall be prorated with respect to Performance Periods that are less than one year in duration.

          5.2    Incentive Payments.    No payment shall be made under the Plan unless and until the Committee, based to the extent applicable on the Company's audited consolidated financial statements for such Performance Period (as prepared and reviewed by the Company's independent public accountants), has certified in writing the extent to which the applicable Performance Goals for such Performance Period have been satisfied. Payments under Individual Award Opportunities shall be in cash and shall be paid, with respect to Participants who are Covered Employees, on a date established by the Committee after the Committee certifies that one or more of the applicable Performance Goals have been attained. Payments under Individual Award Opportunities to any Participant who was an executive officer for less than the entire Performance Period shall be prorated based on the number of calendar days such Participant was an executive officer during the Performance Period. Participants must be employed on the date of payment unless determined otherwise by the Committee or the Board, provided that, in the event of termination of employment during the Performance Period due to death, disability or retirement, the Participant shall be entitled to a prorated payment for earned Individual Award Opportunities based on actual performance in accordance with Section 5.3. Incentive payments under this Plan will be made no event later than two and one-half (2 1/2) months after the close of the calendar year in which the Participant's right to the payment is no longer subject to a substantial risk of forfeiture or the 15th day of the third month following the end of the Company's first taxable year in which the right to the payment is no longer subject to a substantial risk of forfeiture.

          5.3    Proration Events.    If a Participant experiences any of the following events, the Participant's payout will be prorated to take such event into account: (i) time in eligible position, including periods of ineligibility pursuant to the terms of the Company's leave of absence policies; (ii) movement between business units or functions; (iii) termination of employment due to death, disability or retirement, other than a termination for cause as determined by the Company in its sole discretion, but in each case, based on actual performance. For this purpose, (A) "disability" shall have the meaning ascribed to such term by the HD Supply Holdings, Inc. Omnibus Incentive Plan; and (B) retirement means termination of employment, other than for cause as determined by the Committee in its sole discretion, at or after attainment of age 62 with at least five years of continuous service with the Company.

SECTION 6
GENERAL

          6.1    Effective Date.    The Plan is adopted subject to the approval of Company stockholders at the Company's 2017 Annual Meeting in accordance with Section 162(m)(4)(c) of the Code and the applicable rules and regulations promulgated thereunder, and no payment shall be made under the Plan to any Covered Employee absent such stockholder approval. The Plan is effective when it is adopted by the Board and approved by Company stockholders.

          6.2    Amendment and Termination.    The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation for purposes of Section 162(m).

          6.3    Non-Transferability of Awards.    No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

          6.4    Tax Withholding.    The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.

          6.5    Payment by a Subsidiary.    The Company may satisfy its obligations under the Plan with respect to a Participant by causing any Subsidiary to make the payment to which such Participant is entitled under the Plan.

          6.6    No Right of Participation or Employment.    No person shall have any right to participate in the Plan. Neither the Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

          6.7    Beneficiary.    In the event of a Participant's death, any amount owing to the Participant, as determined by the Company in its sole discretion, shall be paid to the Participant's survivors in the following priority: (i) the Participant's surviving spouse, or surviving domestic partner who is eligible for coverage under the Company's healthcare plan or would be eligible but for the fact that the partner had coverage under another plan; or (ii) to the Participant's estate if a legal representative has been appointed, provided that, no payment shall be made if no legal representative has been appointed.

          6.8    Governing Law and Venue.    To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Any and all claims and disputes of any kind whatsoever arising out of or relating to this Plan shall only be brought in the Delaware Chancery Court. The Participant or other person hereby waives any objection which it may now have or may hereafter have to the choice of venues set forth herein and further irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court in any such claim or dispute. In the event that the Delaware Chancery Court determines that it cannot or will not exercise subject matter jurisdiction over such claim or dispute, then any such claim or dispute shall be filed in the Superior Court of Cobb County, State of Georgia, which shall then have exclusive jurisdiction and venue over any such claim or dispute.

          6.9    Other Plans.    Payments under Individual Award Opportunities shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its subsidiaries, unless either (i) such other plan provides compensation such as payments made pursuant to Individual Award Opportunities are to be considered as compensation thereunder or (ii) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

          6.10    Binding Effect.    The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

          6.11    Forfeiture of Individual Awards under Applicable Laws or Regulations.    The Company may (i) cancel, reduce, or require a Participant to forfeit any Individual Award Opportunity granted under the Plan or (ii) require a participant to reimburse or disgorge to the Company any amounts received pursuant to the payment of an award granted under the Plan, in each case, to the extent permitted or required by Company clawback policy, or by applicable law, regulation or stock exchange rule in effect on or after the effective date of the Plan.

          6.12    Unfunded Plan; Plan Not Subject to ERISA.    The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

          6.13    Limitation Period For Claims.    Any Participant or other person seeking to challenge the denial of any benefit or right under the Plan must file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) calendar days of the later of the date of payment or settlement of the Individual Award Opportunity or the specific event giving rise to the claim. In the event that any Participant or other person files such a claim, the Committee will notify such Participant or other person of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within one hundred twenty (120) calendar days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee's decision is final and conclusive and binding on all Participants and other persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed, in accordance with the venue provisions of Section 6.8, within one year of such denial or deemed denial or be forever barred.

          6.14    409A Compliance.    The Plan is intended to provide for payments that are exempt from the provisions of Section 409A to the maximum extent possible and otherwise to be administered in a manner consistent with the requirements, where applicable, of Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company's directors, officers or employees shall have any liability to any person in the event Section 409A applies to any payment or right under the Plan in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may unilaterally amend, modify or terminate the Plan or any right hereunder if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A.

          6.15    Severability.    If any provision of the Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

*** *** *** ***

- 0 HD SUPPLY HOLDINGS, INC. Proxy for Annual Meeting of Stockholders to be held on May 17, 2017 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dan S. McDevitt and James F. Brumsey, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at C u m b e r l a n d C e n t e r I I , 3 1 0 0 C u m b e r l a n d B o u l e v a r d , A t l a n ta , G e o r g i a 3 0 3 3 9 , o n Wednesday, May 17, 2017, at 11:00 a.m. (Eastern Daylight Time), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, INC. May 17, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 17, 2017: The proxy statement and fiscal 2016 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20303030303000000000 3 051717 2. To ratifythe board of directors’ appointment of public accounting firm for the fiscal year ending on January 28, compensation; changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the three directors nominated by the board of directors to serve until our 2020 annual meeting of stockholders; NOMINEES: FOR ALL NOMINEESO Kathleen J. Affeldt O Peter A. Dorsman WITHHOLD AUTHORITYO Peter A. Leav FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 - 5. FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2018; FOR AGAINST ABSTAIN 3. To conduct an advisory vote to approve named executive officer FOR AGAINST ABSTAIN 4. To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; FOR AGAINST ABSTAIN 5. To approve the HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers; 6. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2 through 5. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, May 17, 2017 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 5:00 PM EDT the day before the meeting. MAIL - Sign, date and mail your completed proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20303030303000000000 3 051717 2. To ratifythe board of directors’appointment of public accounting firm for the fiscal year ending on January 28, compensation; changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the three directors nominated by the board of directors to serve until our 2020 annual meeting of stockholders; NOMINEES: FOR ALL NOMINEESO Kathleen J. Affeldt O Peter A. Dorsman WITHHOLD AUTHORITYO Peter A. Leav FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 - 5. FOR AGAINST ABSTAIN PricewaterhouseCoopers LLP as our independent registered 2018; FOR AGAINST ABSTAIN 3. To conduct an advisory vote to approve named executive officer FOR AGAINST ABSTAIN 4. To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; FOR AGAINST ABSTAIN 5. To approve the HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers; 6. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2 through 5. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 17, 2017: The proxy statement and fiscal 2016 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on: Wednesday, May 17, 2017 - 11:00 a.m. (Eastern Daylight Time) 3100 Cumberland Boulevard Atlanta, Georgia 30339 The HD Supply Holdings, Inc. 2017 Annual Meeting of Stockholders will be held on May 17, 2017 at HD Supply’s headquarters located at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339, at 11:00 a.m. Eastern Daylight Time (“the Annual Meeting”). The proxy materials for the Annual Meeting are available on the Internet, by mail or by email. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy. The items to be voted on and location of the meeting are provided below. Directions on attending the Annual Meeting to vote in person are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet, by mail or by email. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you to receive a paper or email copy. To facilitate timely delivery, please make the request as instructed below on or before April 30, 2017. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations: The Board of Directors recommends that you vote FOR the following proposals: 1. 2. The election to the Board of Directors of the three nominees: Kathleen J. Affeldt, Peter A. Dorsman, and Peter A. Leav; Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for our fiscal year ending January 28, 2018; To conduct an advisory vote to approve named executive officer compensation; To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan; and To approve the HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers. 3. 4. 5. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you as your admittance ticket. TO VIEW PROXY MATERIALS ONLINE: When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Please visit http://www.astproxyportal.com/ast/18392/ where the following materials are available for viewing: •Notice of Annual Meeting of Stockholders •Proxy Statement •Form of Proxy Card •2016 Annual Report on Form 10-K •Directions for attending the Annual Meeting to vote in person TO REQUEST PAPER OR ELECTRONIC MATERIALS: Telephone: 888-proxy-NA (888-776-9962) or 718-921-8562 (for international callers) EMail: info@amstock.com Website: https://us.astfinancial.com/proxyservices/requestmaterials.asp TO VOTE: Online: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 5:00 p.m. Eastern Daylight Time the day before the meeting date. Mail: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." In Person: You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

Directions to the 2017 Annual Meeting of Stockholders Cumberland Center II, 3100 Cumberland Blvd., Atlanta, GA 30339 Visit Google Maps/Driving Directions for more detailed directions. Traveling North on I-75, take Exit 258 to Cumberland Boulevard Turn left on Cumberland Boulevard Destination will be on the left Traveling South on I-75, take Exit 258 to Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling West on I-285, take Cobb Parkway exit Turn right on Cobb Parkway Turn left on Spring Road Turn left on Cumberland Boulevard Destination will be on the right Traveling East on I-285, take Exit 18/Paces Ferry Road toward Vinings Turn right on Paces Ferry Road Turn left on Cumberland Parkway Turn right on Cumberland Boulevard Destination will be on the right Cumberland Center II, 3100 Cumberland Boulevard, is the office building behind the Marriott Courtyard Parking: Complimentary visitor parking is available. The visitor parking entrance is on the right immediately when you turn into the building driveway from Cumberland Boulevard.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2017 HD SUPPLY HOLDINGS, INC. Date: May 17, 2017 Time: 11:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000322724_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2017 Location: HD Supply Headquarters Located at Cumberland Center II 3100 Cumberland Boulevard Atlanta, GA 30339 Follow signs in lobby to annual meeting room B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000322724_2 R1.0.1.15 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Notice & Proxy Statement2. Form 10-K3. Directions to Annual Meeting How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2017 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Kathleen J. Affeldt 02 Peter A. Dorsman 03 Peter A. Leav The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the board of directors' appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending on January 28, 2018 3 To conduct an advisory vote to approve named executive officer compensation. 4 To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan 5 To approve the HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000322724_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000322724_4 R1.0.1.15 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information

Reserved for Broadridge Internal Control Information

Voting Instructions

0000322724_4 R1.0.1.15

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2017 HD SUPPLY HOLDINGS, INC. BROADRIDGE FINANCIAL SOLUTIONS, INC. BRDADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy {see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ... 0., ...... BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 HERCEDES WAY EDGEWOOD, NY 11717 See the reverse side of this noti®i to obtain P85528-01S 1 1 1 OF 4 proxy materials and voting' Instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 20. 20 17 Date: May 17. 2017Time: II :00 AM EDT Location: HD SuwJy Headquarters Located at Ctmberland Center I! 3100 Cumberland Bolievard Adant;, GA JOJJ9 Follow signs in lobby to anrual etif15 room

- Before You Vote - How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow -+Ixxxx xxxx xxxx xxxx I (located on the 2) BYTELEPHON£:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked - How To Vote - Please Choose One of the Following Voting Methods so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the P85528-01S 1 1 2 OF 4 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by lnternet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -+ lxxxxxxxxxxxxxxxxl available and follow the instructions. Vote By Mail:You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: I. Notice & Proxy Statement l. Form 10-KJ. Directions to Annual Meeting How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) 8Y /NTE.RNET:www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com by the arrow -+Ixxxx xxxx xxxx xxxxl(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 20 17 to facilitate timely delivery.

Voting items The Board of Directors recommends that you vote FOR the to11owing: 1. Election of Directors Nominees 01 Kathleen J. Affeldt 02 Peter A. Dorsman 03 Peter A. Leav The Board of Directors recommends you vote FOR the following proposal (s): 2 To ratify the board of directors' appointment of PricewaterhouseCoopers LLP as our independent registered publ1c account1ng f1rm for the fiscal year ending on January 28, 2018 To conduct an advisory vote to approve named executive officer compensation. 4 To approve the Amended and Restated HD Supply Holdings, Inc. Omnibus Incentive Plan 5 To approve the HD Supply Holdings, Inc. Annual Incentive Plan For Executive Officers NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting " "' ...11472079710233131\ BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: *****ACCOUNT 123,456,789,012.00000 GS2 40416HlOS P8SS28-01S 1 2 TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 3 OF 4

10 1472079710233131 J Voting Instructions PLE.'\SE NOTE TIIAT U}<l>ER A Rl:LE A!>IENDMD>T ADOPTED BY TI-!E 1\-"EW YORK STOCK EXCHANGE fOR SHAREHOLDER MEETINGS HELD ON OR AFTEIUANtJARY l. 2010. BROKERS ARE NO WNGER ALLOWED TO VOTE SECURITIES HI'W IN TifEIR CLIENTS' ACCOlll,ITS ON UNCOt-."TESlliD ELECT!Ol\S OF DrREC1'0RS UNLESS TilE CllEI"<T HAS PROVIDED VOTING !NS1RUC'TIONS (IT WILL CONTI!'.'L'E TO BE TiiE CASE THAT BROKERS CA."..'NOTVOTE lHEIR CLll "NTS' SECURJTIDl IN CONThSTED DIRECTOR ELECTIONS)_ CONSEQUEmLY, tf YOU WANT US TO VOIT YOUR SECURITIES ON YOUR BEHALF ON lliE ELEC'TION OF DIRECTORS. YOll MUST PROVIDE VOTNG L'lSTRUCTJONS TOl:S PLEASE NOIT THAT UilS R\ILE AMENDMENT SI-IALL J'OT APPLY lN THE CASE OF A COMPANY REG!S1ERED UNDER 1HE INVESTMENT COMPANY ACT OF 1940 VOTING O)'; M..O.TIERS PRESE'TED AT SHAREHOLDERS MEETlNGS. PARTICULARLY THE ELEL'"llON OF DIRECTORS IS TilE PRIMARY METI:IOO FOR SHAREHOLDERS TO IJ\.'fLtTENCE 11-!E DIRECTION T.'\JiliN BY A PL'BLICLY·TRADED COMPA."-l' WE l'RGE YOU TO PART!CII'ATE lN TiiE ELECT!OBYPROVIDlNG VOT!NG J:>JSTRUCT!ONS!PROMPTLY lJ' YOUR SECURlllES ARE HELD BY A BROKER WHO JS A MEMBER OF TilE NEW YORK STOCK EXCHA!'GE (Nl'SEJ. THE RULES OF TH:£ NYSE WU.L GUIDE l1IE VOTING PROCEDURES_ THESE RULES PROVIDE TI!AT ll' l!\iSTRUCTIONS ARE NOT R.tCEI\'F.D FROM YOI;PRIOR TO 11:1E lSSI.JA.''lCE OF TI-lE FIRST VOTE. TiiE PROXY />tAl BE GWEN AT OlSCRET!ON OF YOUR BROKER (ON Tim 'llil'<'Til DAY.lf 1l-IE M/\lERIAL WAS MAILED AT LE,\ST 15 DAYS PRIOR TO TI-lE MEETING DATE OR tN Tl-iE FlFTEENTii DAY, lF TilE PROXY )..lATERIAL WAS M.'\!L£05 DAYS OR MORE PRIOR TO n!E: MEETING D,\TE). lN 0Rl)£R FOR YOUR BROKER TO EXERC1SE THIS DISCRETIONARY ,'\Ull-IORITY. PROXY MATERIAL WOULD 'EED TO HAVE BEF.N MAILED AT LEAST 15 DAYS PRIOR TO Tiffi MEETING DATE, A.l<IDONE OR MOREOFTiiEMATI1lRS BHORETl-IE ME!=.---fl'W MUST BE DEE!\fED ''ROU!Th'F' IN NATiiRE ACCORDING TO ]'.'YSE Gli!DF.llh'ES !F TiffiSE nvo REQU1REMENTS ARE MET A..l\!0 YOU HAVE NOT COMMlJNlCAlED TO US PRIOR TO lHE FIRST VOTE BEING ISSU'ED, WE MAY VOTE YOU"R SECURITIES AT OlJR DJSCRE110N ON 11.."''"( MAlTERDEEMED TO BE ROUTI ,;'E. WE WILL )';'EVERTIIEL.ESS FOLLOW YOU"R INSTRUCDONS. EVEN IF OUR DISCRETIONARY VOTE HAS ;\LREADY BE!':!' OfVl'N. PROVIDED YOt!R INSTII.UITIONS ARE RECEIVED PRJ OR TO TI!E MEETING D:\TE NORDER FOR YOUR SECURITIES TO BE REPRESD.'TED AT TilE MEE'Tt'-IG ON 0}-;'E OR MORE MATfERS BEFORETI!E l\ofF.EllNG, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSThUCTIONS IF YOUR SECURlTlliS ARE HELD BY A BA.'JK. YOUR SECURITIES CA."l'NOTBE VOTEDWITiiOUTYOUR SPECIFIC INSTRUCTIONS. ""IF YOt.: HOLD YOlJR SECURITIES THROUGH A CANADIA.l\f BROKER OR BM'K. PLEASE BE ADVISED THAT YOU ARE RECEIVING TilE VOTING INSTII.UCTJON FORM Mi'O MEETING MATE.RJALS. AT TilE DJREIT!Oh' OF TilE ISS\,;ER. C"\'EN IF YOL' HAVE DECL!h'ED TO RECFJVE SECURffY. HOLDER MATERIALS, A REPORTING ISSUER IS REQU!Rf.D TO DELIVER THESE MATERIALS TO YOU. !F YOU HAVE ADVISED YOUR INTI'RMEDIARY TilAT YO\; OBJECT TO TilE DISCLOSURE OF YOU"R BENEFICIAL OWNERSHIP I!'<'FOR.IIMTlON TO 1HE REPORTING ISSUER, IT IS OUR RESPONS!BILITY TO DELIVER TiiESE MATERJALS TO YOl' 0!--l BEHALF OF lHE REPORTING ISSUER TifESE MATERIALS ARE BEING SENT ATNO COST TO YOU P85528-01S 1 2 4 OF 4

10 1472079710233131

Voting Instructions

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. PLEASE NOTE THAT THIS RULE AMENDMENT SHALL NOT APPLY IN THE CASE OF A COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940. VOTING ON MATTERS PRESENTED AT SHAREHOLDERS MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY PROVIDING VOTING INSTRUCTION(S) PROMPTLY.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.

0000322724_4 R1.0.1.15

P85528-01S
1
2
4 OF 4

Ill IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/17 FOR HD SUPPLY HOLDINGS, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **I-• PROXY STATEMENT -OTHER • 10-K REPORT HD SUPPLY HOLDINGS, INC. ANNUALMEETING TO BE HELD ON 05/17/17 AT 11:00 A.M. EDT w ISSUER CONFIRMATION COPY - INFO ONLY * FOR HOLDERS AS OF 03/20/17 -s Z -I 2 1-0001 40416Hl05 FOR All NOMINEES DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 1. - 01-KATHLEEN J. AFFELDT,OZ-PETER A.DORSMAN,03-PETER A. LEAV 0010100 WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER($) OF NOMINEE(S) BELOW - - USE NUMBER ONLY 0 0 0 FOR 0 AGN 0 ABS 0 z. TO RATIFY THE SOARD OF DIRECTORS' APPOINTMENT OF ------------------>>> PRICEWATERHOUSECOOPERS llP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON JANUARY 2&, 201&. FOR--->» 0010200 2. X 2 - 40416M105 COR 0 AGN 0 Aeo 0 3.-TO CONDUCT AN ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER ---->>> COHPENSATION. FOR 0029440 ---»> '· 00 Ae> 0 COR 0 AGN 0 PLACE "X" HERE IF YOU PLAN TO ATIEND AND VOTE YOUR SHARES AT THE MEETING "' 4. M-TO APPROVE THE AMENDED AND RESTATED HD SUPPLY HOLDINGS1 INC. ------>>> OMNIBUS INCENTIVE PlAN. FOR 0029102 --->>> ' "' 00 a. Broadridge" '"' 0 FOR 0 AGN 0 5. - TO APPROVE THE HD SUPPlY HOlDINGS, INC. ANNUAL INCENTIVE PLAN ----->>> FOR EXECUTIVE OFFICERS. FOR--->>> 0029101 ' N 51 MERCEDES WAY EDGEWOOD NY 11717 NOTESUCH OTHER BUSINESS AS HAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. N I HD SUPPLY HOLDINGS, INC. . 3100 CUMBERLAND BLVD, STE. 1480 [ TERIALS ELECTION - ATLANTA, GA30339 ATTN: RITA FADELL , LEGAL DEPT COR 0 - ->>> As of July 1, 2007,SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you.Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. VIF11H JTHIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

2 1-0001

40416M105

Z -I -$

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ______________________________

Item	Proposal	Recommendation		FOR	AGN	ABS
2.	- TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON JANUARY 28, 2018. ------------------>>>	FOR 0010200	--->>> 2.	0	0	0
3.	*- TO CONDUCT AN ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION. ---->>>	FOR 0029440	--->>> 3.	0	0	0
4.	*- TO APPROVE THE AMENDED AND RESTATED HD SUPPLY HOLDINGS, INC. OMNIBUS INCENTIVE PLAN. ------>>>	FOR 0029102	--->>> 4.	0	0	0
5.	*- TO APPROVE THE HD SUPPLY HOLDINGS, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS. ----->>>	FOR 0029101	--->>> 5.	0	0	0

X

2

40416M105

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

000

P85528

MATERIALS ELECTION

VIF11R